UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Nuveen Investments

Municipal Bond Funds

Semi-Annual Report October 31, 2008

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

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Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, replaced Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are watching current market developments closely. While we believe these Funds are positioned well for the long term, we understand these are trying times for many investors. We appreciate the patience you have shown as we’ve worked to manage your investment through this stressful period.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 24, 2008

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen High Yield

Municipal Bond Fund, the Nuveen All-American Municipal Bond Fund, the Nuveen Insured Municipal Bond Fund, the Nuveen Intermediate Duration Municipal Bond Fund, and the Nuveen Limited Term Municipal Bond Fund

In the following discussion, portfolio managers John Miller, Johnathan N. Wilhelm, and Paul Brennan examine key investment strategies and the performance of the Funds. John Miller, who has fifteen years of investment experience, and Johnathan Wilhelm, with eighteen years of investment experience, have managed the Nuveen High Yield Municipal Bond Fund since 2000 and 2007, respectively. Johnathan has managed the Nuveen All-American Municipal Bond Fund since December 2007. Paul Brennan, with nineteen years of investment experience, has managed the Nuveen Limited Term Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund since July 2006 and the Nuveen Intermediate Duration Municipal Bond Fund since December 2007.

How did the Funds perform during the six-month period ended October 31, 2008?

The table on page five provides Class A Share total returns for the five Funds for the six-month, one-year, five-year and ten-year periods ending October 31, 2008. Each Fund’s total returns are compared with the returns of its corresponding Lipper peer fund average and relevant Barclays Capital (formerly Lehman Brothers) index.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund’s Class A Shares at net asset value returned -21.94 percent during the six-month reporting period. This return trailed that of the Fund’s peer group, the Lipper High Yield Municipal Debt Funds Average, and also fell short of the unmanaged Barclays Capital High Yield Municipal Bond Index.

Market conditions during the past six months were extremely challenging for all municipal market investors, and especially so for high-yield investors. Generally, the lower a bond’s credit rating, the more it fell in price. However, in our view most of the declines stemmed not from fundamental credit problems associated with the bonds’ issuers, but from a variety of supply and demand in the municipal bond marketplace, especially in the final months of the period. These factors included sharply reduced liquidity, severe supply/demand imbalances and required selling of bonds – almost irrespective of their price – by hedge funds and other institutional investors, many of which had invested on a leveraged basis and were forced to at least partially unwind that leverage or to cash out investors and needed to sell bonds to raise the necessary cash. In this climate, longer-duration bonds fell more than shorter-duration bonds, as investors sought to minimize interest-rate risk.

The Fund’s underperformance stemmed primarily from its duration and its holdings of lower-rated securities. On the duration side, much of the portfolio consisted of longer-dated bonds with maturities between twenty and thirty years – a portion of the yield curve that we believed offered superior long-term value. Unfortunately, these relatively interest-rate-sensitive issues performed quite poorly over this six-month period. In addition, consistent with our investment mandate, the portfolio included a substantial weighting in bonds rated below investment-grade. Although we remained confident in the underlying credit quality of the Fund’s holdings, this was the segment of the market hurt the most by investors’ recent flight to quality.

On the positive side, the Fund did benefit in a relative sense from its limited but greater-than-benchmark exposure to highly rated bonds. That

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

included a modest allocation to pre-refunded issues, which did extremely well. Because they are backed by U.S. Treasury or agency securities, pre-refunded bonds were prized by investors for their high credit quality. We also owned some highly rated, relatively short-maturity health care bonds, which benefited from having limited price sensitivity to the declining economy.

Nuveen All-American Municipal Bond Fund

During the six-month period, the Nuveen All-American Municipal Bond Fund returned -11.17 percent (Class A Shares at net asset value), trailing the return of the Lipper General Municipal Debt Funds Average as well as the unmanaged Barclays Capital Municipal Bond Index.

The same factors weighing on the Nuveen High Yield Municipal Bond Fund hurt this Fund as well, only to a lesser degree – reflecting differences in the two portfolios’ compositions. The biggest negative performance contribution came from credit-rating exposure. Specifically, the Fund was hurt by a relatively large allocation to lower- and non-rated municipal debt – representing about 20 and 13 percent of the portfolio, respectively – as bonds with greater credit risk were severely penalized in the recent market environment. In contrast, our allocation to higher-quality AA-rated and A-rated debt added to relative returns.

The Fund’s level of interest-rate sensitivity was another noteworthy source of underperformance. Many of our lower-rated bonds were also long in duration, meaning they held added interest rate risk. We also owned some inverse floating rate bonds that, while of very high credit quality, were quite interest-rate-sensitive. When rates rose on all but the very shortest bonds, the Fund’s long-duration posture proved to be a negative.

On the positive side, we were helped by our exposure to pre-refunded bonds, which did well because of their very high credit quality and short maturities. Education and other essential service bonds also did relatively well. In contrast, the Fund’s allocation to industrial development revenue municipal bonds had a negative influence on performance, as investors remained concerned about the credit quality of corporate-backed issues. Other laggards included some of our gas-utility-related investments and certain lower-rated health care bonds.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund’s total return during the six-month period was -6.56 percent (Class A Shares at net asset value). During the same time frame, the Fund underperformed its peer group average, the Lipper Insured Municipal Debt Funds Average, as well as the unmanaged Barclays Capital Insured Municipal Bond Index.

As we discussed in our last shareholder report, numerous municipal bond insurers have seen their credit ratings downgraded primarily because of excessive exposure to the U.S. mortgage sector. This trend continued to have a significant negative impact on many of our insured holdings, whose prices fell to reflect the underlying credit strength of the bonds’ issuers. In addition, some of our downgraded insured holdings saw particularly large price declines because the market perceived particular risks with the bonds’ issuers. We did not share this assessment. In our view, the price declines were more related to investors’ extreme risk aversion than with any fundamental credit problems involved with the bonds.

Also contributing to the Fund’s underperformance was our exposure to intermediate- and longer-duration bonds, which significantly lagged shorter-dated securities during the past six months. On the positive side, more than a quarter of the portfolio was allocated to pre-refunded bonds at period end. Pre-refunded bonds were the market’s best overall performers during the period, benefiting from their extremely high credit quality and relatively short maturities – two characteristics prized by investors in the volatile market environment.

Semi-Annual Report    Page 3

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund generated a total return of -4.30 percent (Class A Shares at net asset value) during the six-month period, underperforming the Lipper Intermediate Municipal Debt Funds Average as well as the unmanaged Barclays Capital 7-Year Municipal Bond Index.

The primary negative was the Fund’s relatively long duration. We had exposure to longer-dated bonds, which did poorly overall. The Fund’s lower-rated investments were weak performers as well. At period end, more than one-fifth of the portfolio was allocated to bonds with credit ratings of BBB and below. For example, we had a decent-sized allocation to tobacco bonds, a predominantly-lower-rated sector that significantly underperformed. We also owned a number of lower-rated bonds in the health care and industrial development revenue sectors that weighed on overall performance.

In contrast, the Fund’s allocation to cash and cash equivalent securities was modest overall. Still, given the recent unfavorable environment for municipal investing, it had a notably positive effect on the Fund’s overall performance. Our allocation to pre-refunded bonds was another helpful factor, given the strong results provided by these high-quality, short-duration securities.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund had a total return of -1.44 percent (Class A Shares at net asset value) during the six-month reporting period. The Fund slightly outperformed its peer group average, the Lipper Short-Intermediate Municipal Debt Funds Average, but trailed the unmanaged Barclays Capital 5-Year Municipal Bond Index during the same time frame. The Fund’s higher-than-normal allocation to cash and cash equivalent securities had a significant positive influence on performance. Cash investments performed extremely well as fixed-income investors looked for highly defensive holdings to shield them from a declining market. The Fund also benefited from our allocation to pre-refunded bonds. Because they are generally backed by escrowed U.S. government bonds, pre-refunded bonds are rightly perceived as the safest securities in the municipal market and benefited from investors’ risk aversion.

On the negative side, the Fund’s yield curve positioning was sub-optimal. While our duration was roughly in line with our target level, we had too much exposure to longer-dated bonds within the intermediate universe. Specifically, our allocation to bonds with seven-to-twelve-year maturities – a segment of the intermediate yield curve that significantly underperformed – hampered results. We also had weighting in lower-rated bonds, which investors actively avoided throughout the period but especially so in its final months. We had reduced our allocation to lower-rated credits throughout most of last year but those that we continued to own – especially selected health care, industrial development revenue, and tobacco bonds – had a negative impact on performance.

What strategies did you use to manage the Funds? How did these strategies influence performance during the past six months?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and with close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s performance, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

As we mentioned earlier, investors remained highly risk-averse during the period, especially in its final two months. Any securities that investors believed had elevated interest-rate or credit risk – even those with solid underlying fundamentals – were severely punished by investors.

Semi-Annual Report    Page 4

Class A Shares—

Average Annual Total Returns as of 10/31/08

	Cumulative Six-Month	Annualized
		1-Year	5-Year	10-Year
Nuveen High Yield Municipal Bond Fund
A Shares at NAV	-21.94%	-28.04%	-1.15%	N/A
A Shares at Offer	-25.20%	-31.06%	-2.00%	N/A
Lipper High Yield Municipal Debt Funds Average[1]	-15.21%	-18.83%	-0.02%	1.62%
Barclays Capital High Yield Municipal Bond Index[2]	-14.11%	-18.93%	2.20%	3.23%

Nuveen All-American Municipal Bond Fund
A Shares at NAV	-11.17%	-11.40%	1.09%	2.56%
A Shares at Offer	-14.90%	-15.11%	0.23%	2.12%
Lipper General Municipal Debt Funds Average[1]	-7.75%	-7.75%	1.23%	2.69%
Barclays Capital Municipal Bond Index[2]	-4.70%	-3.30%	2.73%	4.14%

Nuveen Insured Municipal Bond Fund
A Shares at NAV	-6.56%	-6.52%	1.63%	3.11%
A Shares at Offer	-10.50%	-10.46%	0.77%	2.67%
Lipper Insured Municipal Debt Funds Average[1]	-6.09%	-6.07%	1.39%	2.92%
Barclays Capital Insured Municipal Bond Index[2]	-4.97%	-4.13%	2.65%	4.19%

Nuveen Intermediate Duration Municipal Bond Fund
A Shares at NAV	-4.30%	-3.45%	2.35%	3.18%
A Shares at Offer	-7.16%	-6.29%	1.74%	2.86%
Lipper Intermediate Municipal Debt Funds Average[1]	-3.56%	-2.07%	1.89%	3.29%
Barclays Capital 7-Year Municipal Bond Index[2]	-1.22%	-1.91%	3.15%	4.41%

	Cumulative Six-Month	Annualized
		1-Year	5-Year	10-Year
Nuveen Limited Term Municipal Bond Fund
A Shares at NAV	-1.44%	0.63%	2.29%	3.27%
A Shares at Offer	-3.89%	-1.87%	1.77%	3.01%
Lipper Short-Intermediate Municipal Debt Funds Average[1]	-1.49%	0.36%	1.86%	2.94%
Barclays Capital 5-Year Municipal Bond Index[2]	-0.05%	3.33%	2.94%	4.22%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper High Yield Municipal Debt Funds Category Average contained 109, 106, 77 and 49 funds for the six-month, one-year, five-year and ten-year periods ended October 31, 2008. The Lipper General Municipal Debt Funds Category Average had 241, 232, 204 and 149 funds; the Lipper Insured Municipal Debt Funds Category Average had 43, 42, 39 and 34 funds; the Lipper Intermediate Municipal Debt Funds Category Average had 167, 163, 127 and 77 funds and the Lipper Short-Intermediate Municipal Debt Funds Category Average had 44, 42, 39 and 25 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa. The Barclays Capital Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The Barclays Capital Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Barclays Capital Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Barclays Capital 7-Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of approximately seven years. The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of approximately five years. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

Semi-Annual Report    Page 5

Against this backdrop, in the first few months of the six-month reporting period our purchase activity focused largely on higher-quality bonds, with an emphasis on AA-rated and A-rated debt or their equivalents. Given the extreme risk aversion in the market, even these relatively highly rated bonds were trading at wider-than-normal spreads, meaning that they provided investors with high levels of income relative to even higher-rated bonds, considering their solid fundamentals. This situation provided us with an opportunity to capture relatively high yields for our shareholders without subjecting them to unwanted credit risk.

These higher-rated purchases tended to focus on “essential service” sectors such as health care, utilities, and higher education. Bonds in these sectors tend to be defensive – meaning they are less vulnerable to a weaker economy – because they frequently go to fund projects that are vital to the communities they serve. We felt that such a defensive focus was prudent, given the difficult market environment.

Many of our portfolio holdings were longer-dated bonds, another focus that was not helpful for recent performance, as interest rates rose sharply on the long end of the yield curve. However, the resulting drop in long-term bond prices provided us with additional opportunities to add relatively high-quality bonds offering exceptionally high yields in absolute terms as well as relative to historical norms.

The Fund’s longstanding investment approach of investing a significant portion of its portfolio in lower-grade credits and attractively high yields, which worked very well over the Fund’s history until the last couple years, has been out of sync with the market’s recent preference for very high quality, shorter-duration bonds. While many challenges remain, we continue to believe in the Fund’s long-term total return potential.

Nuveen All-American Municipal Bond Fund

Early in 2008, before the start of this reporting period, credit spreads widened substantially from earlier levels. To take advantage of the increase in municipal yields, we, with the help of Nuveen’s experienced research team, invested widely in lower- and non-rated bonds. We continue to have great confidence in the underlying credit quality and long-term value potential of the securities we purchased. Unfortunately, market conditions deteriorated further during the past six months, and in hindsight, these purchases took place too early. When credit spreads widened even further in October, we took advantage of the opportunity to buy more fundamentally sound lower-rated bonds to capture even better long-term values for our shareholders.

Active areas of investment included the utility and health care sectors, as well as selected waste management issues. Our focus was on lower-rated bonds with strong underlying credit quality that, in our view, offered good values and defensive characteristics. We believed that these types of essential service bonds were better positioned to provide stable income over time in a recessionary environment. These positions all were offering unusually high yields relative to historical trends. Given their lower credit ratings, however, these positions not surprisingly underperformed during the market’s sharp October sell-off, though we continued to believe in their long-term value potential.

Nuveen Insured Municipal Bond Fund

We were generally comfortable with the Fund’s overall positioning throughout the period, allowing us to keep portfolio turnover relatively modest. Nevertheless, market volatility did provide us with some attractive opportunities to add new insured bonds providing unusually strong yields. Because of the recent downgrades of municipal bond insurers, many insured bonds lost significant value after they began trading in line with the credit quality of their underlying issuers. We were careful to invest only in those issuers whose credit quality we felt particularly confident about.

Semi-Annual Report    Page 6

As in the other Funds, we favored essential service bonds because of their defensive nature and relatively higher credit quality. Most of our purchases tended to be of longer-dated securities, primarily with maturities of twenty years and longer – the portion of the yield curve we believed was offering a superior risk/reward tradeoff. Many of our new additions to the portfolio were funded through the proceeds of bond maturities, as well as through sales of some of our shorter-duration pre-refunded bonds. Because of these securities’ strong recent performance, we felt that their future total-return potential was much more limited compared to other opportunities we were finding in the municipal marketplace.

Nuveen Intermediate Duration Municipal Bond Fund

As with the Nuveen Insured Municipal Bond Fund, changes to the portfolio were relatively modest over the past six months. The tremendous widening of credit spreads afforded us an opportunity to add new bonds to the Fund that were offering particularly high yields and strong long-term total-return potential. While many of these investments were of lower-rated bonds – the part of the market where spread widening was greatest – we also were able to find a surprising amount of value among higher-rated bond issues, as many sellers in the marketplace were eager to sell positions to generate liquidity.

New purchases took place across a variety of sectors and included assorted utility, industrial development revenue and transportation bonds. Purchases were financed through the proceeds of bond calls as well as the sales of some of our higher-grade bond positions. Demand for these issues was extremely strong amid the volatile market conditions, enabling us to obtain what we believed were very good prices in return.

Nuveen Limited Term Municipal Bond Fund

As market conditions worsened in September and October, we increased the Fund’s allocation to cash and cash equivalent securities. This was partly a defensive measure but also opportunistic as many short-term variable rate securities (cash equivalent securities) offered unusually high yields during the financial turmoil in September and October. Given the tremendous illiquidity in the marketplace, we wanted to maintain a higher weighting in very liquid assets. As we mentioned earlier, this move worked out to the Fund’s benefit over the past six months, as the strong demand for low-risk securities added greatly to their overall performance.

Throughout the period, we found numerous good investment values made possible by the volatile market conditions. For example, we modestly added to our exposure to the tobacco sector, one of the worst-performing groups of the period. This sector included a number of bonds selling at unusually low valuations. We also found compelling opportunities in the utility and industrial development revenue bond sectors, as well as among transportation bonds.

While many of our recent purchases consisted of bonds with credit ratings of A or lower, even some higher-rated bonds experienced significant price declines and offered what we believed were unique opportunities to add value for shareholders. Given the many highly motivated sellers in the tax-exempt municipal marketplace, it was possible to find value almost entirely across the board – even among bonds that have not historically offered significantly higher relative yields.

Market and Fund Events During and Subsequent to the six-month reporting period ended October 31, 2008

During October, the municipal market’s aversion for lower-grade municipal bonds described above not only continued, but increased in intensity, as the yield spreads between lower-grade bonds and high-grade bonds widened further (i.e., investors were demanding even more extra yield to be persuaded to hold bonds from issuers that present greater perceived risk of financial deterioration or possible default). In addition, this subsequent period has witnessed not only a significant

Semi-Annual Report    Page 7

reduction in the number of dealers in the municipal bond trading market, but also a sharp reduction in the ability and/or willingness of the remaining dealers to make a market in municipal bonds, which has noticeably reduced the ability of investors like the Nuveen Municipal Funds to sell bonds, particularly lower-grade bonds, at attractive prices. This sharp reduction of market liquidity has contributed to the reduction in bond prices both during and subsequent to October, especially of lower-grade bonds in which the Nuveen High Yield Municipal Bond Fund primarily invests, and in which the other Funds invest to a lesser extent, which has led to reductions in NAV per share of these Funds, especially that of the Nuveen High Yield Municipal Bond Fund. These price declines have in part been caused by the extreme risk aversion in the market described above and the market’s perception that municipal issuers in general, and lower-grade issuers in particular, will experience deteriorating finances as the nation undergoes an economic recession and states, localities and other municipal issuers suffer expected revenue shortfalls. However, the price declines in most cases have not been directly attributable to identifiable issuer-specific, credit-related events.

As lower-grade municipal bond prices have fallen sharply, and the Nuveen High Yield Municipal Bond Fund’s NAV per share has commensurately fallen, that Fund has experienced significant net redemption activity by shareholders and has needed to raise cash through the sale portfolio securities. In early October, the Fund also needed to raise cash to settle the unwindings of tender option (inverse floating rate) bond structures, through which the Fund had invested in municipal bonds on a leveraged basis in conformance with the Fund’s investment policies. This action was precipitated by the holders of the congruent floating rate instruments. These floating rate instrument holders took this action when the major financial firms that served as liquidity providers or credit enhancers for these short-term instruments ran into financial difficulties. Finally, in October the Fund was obligated to raise cash to meet tender option bond requirements to reduce leverage in order to maintain minimum collaterization ratios. The general market sell-off in October reduced collateral values below requirements set by liquidity providers. Reducing the leverage amounts prevented forced tender option bond unwindings. Although the Nuveen High Yield Municipal Bond Fund has sold a significant amount of portfolio bonds in order to raise the necessary cash to meet these demands, the reduced ability to sell portfolio bonds at attractive prices has at times prevented the Fund from raising the necessary amounts of cash. The Fund has covered the frequent shortfalls of cash by borrowing from time to time from its custodian. As of December 24, 2008, the Fund had no borrowings, but at times over the previous weeks it had borrowed in excess of 5% of its net assets. Although the Fund regards its need to borrow for these reasons as emergency in nature and intends such borrowings to be temporary, these borrowings have occurred frequently and have existed for extended periods since October 1, 2008, and if the municipal bond market’s reduced liquidity and/or large net redemption activity continue this borrowing may need to continue. This borrowing also has the effect of “leveraging” the Fund, in addition to the other forms of economic leverage that the Fund can employ, such as investments in inverse floating rate securities, and the use of fixed-income futures. Borrowing exaggerates changes in the net asset value of a Fund’s shares, which can cause the losses of shareholders to exceed losses of the Fund’s portfolio securities, and may affect a Fund’s net income.

Recent Developments Regarding Bond Insurance Companies

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or

Semi-Annual Report    Page 8

more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on “negative outlook” or “negative credit watch,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Funds’ performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend Information

During the reporting period, all share classes of the Nuveen High Yield Municipal Bond Fund saw one increase to their monthly dividend in August, while the Class B and C Shares also experienced a second dividend increase in May. All share classes of the Nuveen All-American Municipal Bond Fund had their dividends raised in August, while the Nuveen Insured Municipal Bond Fund’s Class B and C Shares saw one May dividend increase. The Nuveen Limited Term Municipal Bond Fund saw one August dividend decrease for Class I Shares, while Class A and C Shares remained constant. The Nuveen Intermediate Duration Municipal Bond Fund’s dividend remained consistent during the past year.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of October 31, 2008, all five Funds had positive UNII balances for financial statement purposes and positive UNII balances, based upon our best estimate, for tax purposes.

Semi-Annual Report    Page 9

Fund Spotlight as of 10/31/08 Nuveen High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NHMAX	NHMBX	NHMCX	NHMRX
NAV	$14.57	$14.56	$14.56	$14.57
Latest Monthly Dividend[2]	$0.0960	$0.0840	$0.0875	$0.0990
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0018	$0.0018	$0.0018	$0.0018
Inception Date	6/07/99	6/07/99	6/07/99	6/07/99

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/08

A Shares	NAV	Offer
1-Year	-28.04%	-31.06%
5-Year	-1.15%	-2.00%
Since Inception	2.35%	1.89%

B Shares	w/o CDSC	w/CDSC
1-Year	-28.59%	-31.31%
5-Year	-1.88%	-2.04%
Since Inception	1.71%	1.71%

C Shares	NAV
1-Year	-28.47%
5-Year	-1.69%
Since Inception	1.79%

I Shares	NAV
1-Year	-27.87%
5-Year	-0.95%
Since Inception	2.56%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	7.91%	7.57%
30-Day Yield[4]	8.15%	—
SEC 30-Day Yield[4,5]	—	7.80%
Taxable-Equivalent Yield[5,6]	11.32%	10.83%

B Shares	NAV
Dividend Yield[4]	6.92%
30-Day Yield[4]	7.34%
Taxable-Equivalent Yield[6]	10.19%

C Shares	NAV
Dividend Yield[4]	7.21%
30-Day Yield[4]	7.55%
Taxable-Equivalent Yield[6]	10.49%

I Shares	NAV
Dividend Yield[4]	8.15%
SEC 30-Day Yield[4]	8.37%
Taxable-Equivalent Yield[6]	11.63%

Average Annual Total Returns as of 9/30/08

A Shares	NAV	Offer
1-Year	-16.11%	-19.64%
5-Year	2.12%	1.25%
Since Inception	4.09%	3.61%

B Shares	w/o CDSC	w/CDSC
1-Year	-16.73%	-19.90%
5-Year	1.36%	1.20%
Since Inception	3.43%	3.43%

C Shares	NAV
1-Year	-16.59%
5-Year	1.56%
Since Inception	3.52%

I Shares	NAV
1-Year	-15.92%
5-Year	2.31%
Since Inception	4.30%

Portfolio Statistics
Net Assets ($000)	$3,142,940
Average Effective Maturity on Securities (Years)	22.47
Average Duration	11.39

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.08%	1.08%	4/30/08
Class B	1.83%	1.83%	4/30/08
Class C	1.63%	1.63%	4/30/08
Class I	0.89%	0.89%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid November 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semi-Annual Report    Page 10

Fund Spotlight as of 10/31/08 Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	27.9%
Health Care	22.3%
Education and Civic Organizations	10.6%
Consumer Discretionary	5.7%
Industrials	5.3%
Utilities	4.8%
Long-Term Care	4.7%
Materials	4.5%
Other	14.2%

States/U.S. Territories2

Florida	11.7%
California	10.3%
Colorado	8.5%
Texas	7.0%
Illinois	6.5%
Louisiana	4.5%
Ohio	3.8%
Michigan	3.8%
Alabama	3.3%
North Carolina	3.1%
Missouri	3.1%
Arizona	2.7%
Pennsylvania	2.3%
Indiana	2.2%
New Jersey	2.1%
Oklahoma	1.9%
Maryland	1.8%
Georgia	1.8%
Other	19.6%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of October 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/08)	$780.60	$777.40	$777.90	$781.60	$1,020.57	$1,016.79	$1,017.80	$1,021.58
Expenses Incurred During Period	$4.13	$7.48	$6.59	$3.23	$4.69	$8.49	$7.48	$3.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.67%, 1.47% and ..72% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 11

Fund Spotlight as of 10/31/08 Nuveen All-American Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FLAAX	FAAMX	FAACX	FAARX
NAV	$9.11	$9.14	$9.12	$9.15
Latest Monthly Dividend[2]	$0.0405	$0.0340	$0.0355	$0.0420
Inception Date	10/03/88	2/05/97	6/02/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/08
A Shares	NAV	Offer
1-Year	-11.40%	-15.11%
5-Year	1.09%	0.23%
10-Year	2.56%	2.12%
B Shares	w/o CDSC	w/CDSC
1-Year	-12.06%	-15.44%
5-Year	0.35%	0.19%
10-Year	1.95%	1.95%
C Shares	NAV
1-Year	-11.90%
5-Year	0.55%
10-Year	2.00%
I Shares	NAV
1-Year	-11.29%
5-Year	1.29%
10-Year	2.77%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	5.33%	5.11%
30-Day Yield[3]	5.43%	—
SEC 30-Day Yield[3,4]	—	5.20%
Taxable-Equivalent Yield[4,5]	7.54%	7.22%
B Shares	NAV
Dividend Yield[3]	4.46%
30-Day Yield[3]	4.65%
Taxable-Equivalent Yield[5]	6.46%
C Shares	NAV
Dividend Yield[3]	4.67%
30-Day Yield[3]	4.85%
Taxable-Equivalent Yield[5]	6.74%
I Shares	NAV
Dividend Yield[3]	5.51%
SEC 30-Day Yield[3]	5.64%
Taxable-Equivalent Yield[5]	7.83%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-5.83%	-9.77%
5-Year	2.21%	1.33%
10-Year	3.11%	2.67%
B Shares	w/o CDSC	w/CDSC
1-Year	-6.64%	-10.24%
5-Year	1.44%	1.28%
10-Year	2.49%	2.49%
C Shares	NAV
1-Year	-6.37%
5-Year	1.65%
10-Year	2.54%
I Shares	NAV
1-Year	-5.65%
5-Year	2.41%
10-Year	3.32%

Portfolio Statistics
Net Assets ($000)	$432,556
Average Effective Maturity on Securities (Years)	16.95
Average Duration	8.55

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.91%	0.89%	4/30/08
Class B	1.66%	1.65%	4/30/08
Class C	1.46%	1.44%	4/30/08
Class I	0.71%	0.70%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid November 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2008.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semi-Annual Report    Page 12

Fund Spotlight as of 10/31/08 Nuveen All-American Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	19.3%
Utilities	15.6%
Health Care	13.4%
Education and Civic Organizations	9.9%
U.S. Guaranteed	9.3%
Housing/Single Family	6.4%
Transportation	6.4%
Tax Obligation/General	6.1%
Other	13.6%

States/U.S. Territories2

New York	7.6%
Illinois	7.0%
Louisiana	5.8%
Texas	5.8%
California	5.4%
Florida	4.8%
Tennessee	4.8%
North Carolina	3.9%
New Jersey	3.8%
Wisconsin	3.7%
Indiana	3.7%
South Carolina	3.6%
New Hampshire	3.0%
Washington	3.0%
Massachusetts	2.7%
Alabama	2.4%
Michigan	2.3%
Colorado	2.1%
Puerto Rico	1.8%
Pennsylvania	1.5%
Connecticut	1.5%
Other	19.8%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of October 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/08)	$888.30	$885.20	$886.60	$889.50	$1,021.17	$1,017.39	$1,018.40	$1,022.18
Expenses Incurred During Period	$3.81	$7.37	$6.42	$2.86	$4.08	$7.88	$6.87	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and ..60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 13

Fund Spotlight as of 10/31/08 Nuveen Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NMBIX	NMBBX	NMBKX	NITNX
NAV	$9.55	$9.57	$9.50	$9.54
Latest Monthly Dividend[2]	$0.0375	$0.0310	$0.0325	$0.0390
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0073	$0.0073	$0.0073	$0.0073
Inception Date	9/06/94	2/04/97	9/07/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/08
A Shares	NAV	Offer
1-Year	-6.52%	-10.46%
5-Year	1.63%	0.77%
10-Year	3.11%	2.67%
B Shares	w/o CDSC	w/CDSC
1-Year	-7.24%	-10.82%
5-Year	0.89%	0.72%
10-Year	2.49%	2.49%
C Shares	NAV
1-Year	-7.03%
5-Year	1.09%
10-Year	2.55%
I Shares	NAV
1-Year	-6.27%
5-Year	1.85%
10-Year	3.32%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.71%	4.51%
30-Day Yield[4]	4.43%	—
SEC 30-Day Yield[4,5]	—	4.24%
Taxable-Equivalent Yield[5,6]	6.15%	5.89%
B Shares	NAV
Dividend Yield[4]	3.89%
30-Day Yield[4]	3.68%
Taxable-Equivalent Yield[6]	5.11%
C Shares	NAV
Dividend Yield[4]	4.11%
30-Day Yield[4]	3.88%
Taxable-Equivalent Yield[6]	5.39%
I Shares	NAV
Dividend Yield[4]	4.91%
SEC 30-Day Yield[4]	4.63%
Taxable-Equivalent Yield[6]	6.43%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-4.52%	-8.54%
5-Year	1.91%	1.03%
10-Year	3.28%	2.84%

B Shares	w/o CDSC	w/CDSC
1-Year	-5.25%	-8.91%
5-Year	1.14%	0.97%
10-Year	2.68%	2.68%
C Shares	NAV
1-Year	-5.13%
5-Year	1.34%
10-Year	2.73%
I Shares	NAV
1-Year	-4.36%
5-Year	2.10%
10-Year	3.48%

Portfolio Statistics
Net Assets ($000)	$743,607
Average Effective Maturity on Securities (Years)	14.21
Average Duration	8.36

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.99%	0.98%	4/30/08
Class B	1.74%	1.73%	4/30/08
Class C	1.54%	1.53%	4/30/08
Class I	0.79%	0.78%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid November 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semi-Annual Report    Page 14

Fund Spotlight as of 10/31/08 Nuveen Insured Municipal Bond Fund

Bond Credit Quality1,2

At least 80% of the Fund’s net assets are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

Industries[2]
U.S. Guaranteed	25.6%
Transportation	19.1%
Tax Obligation/General	17.0%
Tax Obligation/Limited	14.5%
Utilities	6.1%
Health Care	6.0%
Other	11.7%

States/U.S. Territories2

California	17.3%
Washington	8.7%
Texas	8.4%
Michigan	6.9%
Indiana	5.7%
Illinois	4.7%
Tennessee	4.3%
Colorado	4.3%
Alabama	4.2%
New Jersey	2.9%
New York	2.8%
Florida	2.7%
Massachusetts	2.1%
Louisiana	2.1%
Georgia	2.0%
Ohio	2.0%
Other	18.9%

Insurers[3]
AMBAC	21.3%
MBIA	34.1%
FSA	23.6%
FGIC	16.9%
SYNCORA	3.6%
CIFG	0.5%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of October 31, 2008. Holdings are subject to change.

3	As a percentage of total Insured investments as of October 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/08)	$934.40	$931.00	$932.30	$936.10	$1,020.57	$1,016.79	$1,017.74	$1,021.58
Expenses Incurred During Period	$4.49	$8.13	$7.21	$3.51	$4.69	$8.49	$7.53	$3.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.67%, 1.48% and ..72% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 15

Fund Spotlight as of 10/31/08 Nuveen Intermediate Duration Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NMBAX	NUMBX	NNSCX	NUVBX
NAV	$8.24	$8.27	$8.26	$8.25
Latest Monthly Dividend[2]	$0.0280	$0.0225	$0.0240	$0.0295
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0206	$0.0206	$0.0206	$0.0206
Inception Date	6/13/95	2/07/97	6/13/95	11/29/76

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 3.0% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/08
A Shares	NAV	Offer
1-Year	-3.45%	-6.29%
5-Year	2.35%	1.74%
10-Year	3.18%	2.86%
B Shares	w/o CDSC	w/CDSC
1-Year	-4.16%	-7.87%
5-Year	1.60%	1.43%
10-Year	2.57%	2.57%
C Shares	NAV
1-Year	-3.97%
5-Year	1.78%
10-Year	2.61%
I Shares	NAV
1-Year	-3.24%
5-Year	2.56%
10-Year	3.38%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.08%	3.96%
30-Day Yield[4]	4.26%	—
SEC 30-Day Yield[4,5]	—	4.13%
Taxable-Equivalent Yield[5,6]	5.92%	5.74%
B Shares	NAV
Dividend Yield[4]	3.26%
30-Day Yield[4]	3.50%
Taxable-Equivalent Yield[6]	4.86%
C Shares	NAV
Dividend Yield[4]	3.49%
30-Day Yield[4]	3.71%
Taxable-Equivalent Yield[6]	5.15%
I Shares	NAV
Dividend Yield[4]	4.29%
SEC 30-Day Yield[4]	4.46%
Taxable-Equivalent Yield[6]	6.19%

Average Annual Total Returns as of 9/30/08
A Shares	NAV	Offer
1-Year	-1.47%	-4.48%
5-Year	2.67%	2.06%
10-Year	3.36%	3.05%
B Shares	w/o CDSC	w/CDSC
1-Year	-2.32%	-6.10%
5-Year	1.89%	1.72%
10-Year	2.75%	2.75%
C Shares	NAV
1-Year	-2.01%
5-Year	2.12%
10-Year	2.80%
I Shares	NAV
1-Year	-1.27%
5-Year	2.87%
10-Year	3.56%

Portfolio Statistics
Net Assets ($000)	$2,269,724
Average Effective Maturity on Securities (Years)	8.66
Average Duration	5.01

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.75%	0.74%	4/30/08
Class B	1.50%	1.49%	4/30/08
Class C	1.30%	1.29%	4/30/08
Class I	0.55%	0.54%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid November 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semi-Annual Report    Page 16

Fund Spotlight as of 10/31/08 Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	24.3%
Health Care	15.5%
Tax Obligation/General	14.5%
U.S. Guaranteed	13.4%
Utilities	11.7%
Consumer Staples	6.2%
Other	14.4%

States/U.S. Territories2

New York	10.8%
California	7.2%
Illinois	6.9%
Texas	6.8%
Florida	6.6%
Massachusetts	6.4%
Michigan	5.9%
New Jersey	5.3%
Louisiana	3.8%
Wisconsin	3.0%
Washington	2.9%
Alabama	2.8%
Puerto Rico	2.7%
Ohio	2.5%
Colorado	2.5%
North Carolina	2.4%
Tennessee	2.2%
Other	19.3%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of October 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/08)	$957.00	$953.50	$954.40	$958.00	$1,021.42	$1,017.64	$1,018.65	$1,022.43
Expenses Incurred During Period	$3.70	$7.39	$6.40	$2.71	$3.82	$7.63	$6.61	$2.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.50%, 1.30% and ..55% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 17

Fund Spotlight as of 10/31/08 Nuveen Limited Term Municipal Bond Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbol	FLTDX	FLTCX	FLTRX
NAV	$10.29	$10.26	$10.23
Latest Monthly Dividend[2]	$0.0315	$0.0285	$0.0330
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0032	$0.0032	$0.0032
Inception Date	10/19/87	12/01/95	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 2.5% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/08

A Shares	NAV	Offer
1-Year	0.63%	-1.87%
5-Year	2.29%	1.77%
10-Year	3.27%	3.01%

C Shares	NAV
1-Year	0.29%
5-Year	1.93%
10-Year	2.91%

I Shares	NAV
1-Year	0.85%
5-Year	2.49%
10-Year	3.48%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	3.67%	3.58%
30-Day Yield[4]	3.89%	—
SEC 30-Day Yield[4,5]	—	3.79%
Taxable-Equivalent Yield[5,6]	5.40%	5.26%

C Shares	NAV
Dividend Yield[4]	3.33%
30-Day Yield[4]	3.53%
Taxable-Equivalent Yield[6]	4.90%

I Shares	NAV
Dividend Yield[4]	3.87%
SEC 30-Day Yield[4]	4.09%
Taxable-Equivalent Yield[6]	5.68%

Average Annual Total Returns as of 9/30/08

A Shares	NAV	Offer
1-Year	1.70%	-0.83%
5-Year	2.39%	1.87%
10-Year	3.37%	3.11%

C Shares	NAV
1-Year	1.36%
5-Year	2.03%
10-Year	3.01%

I Shares	NAV
1-Year	1.83%
5-Year	2.61%
10-Year	3.58%

Portfolio Statistics
Net Assets ($000)	$981,904
Average Effective Maturity on Securities (Years)	4.63
Average Duration	3.36

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.72%	0.70%	4/30/08
Class C	1.07%	1.05%	4/30/08
Class I	0.52%	0.50%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

2	Paid November 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semi-Annual Report    Page 18

Fund Spotlight as of 10/31/08 Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	17.1%
U.S. Guaranteed	16.1%
Utilities	14.5%
Health Care	13.8%
Tax Obligation/General	11.6%
Transportation	6.9%
Education and Civic Organizations	5.7%
Other	14.3%

States/U.S. Territories2

Texas	9.4%
New York	7.3%
Pennsylvania	6.6%
California	6.4%
New Jersey	6.2%
Illinois	5.3%
Florida	5.0%
Massachusetts	4.5%
South Carolina	3.9%
Alabama	3.8%
Maryland	3.7%
Colorado	3.4%
New Mexico	3.3%
Washington	3.1%
Ohio	2.0%
Kentucky	2.0%
Georgia	1.8%
Nevada	1.7%
North Carolina	1.7%
Other	18.9%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of October 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/08)	$985.60	$983.80	$986.50	$1,021.78	$1,020.01	$1,022.79
Expenses Incurred During Period	$3.40	$5.15	$2.40	$3.47	$5.24	$2.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .68%, 1.03% and .48% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 19

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	National – 0.2%

$4,000	Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative Minimum Tax)	4/15 at 100.00	Aaa	$4,039,480

598	MMA Financial Multifamily Securitization Trust, Class B Certificates, Series 2005A, 9.000%, 6/01/39 (Alternative Minimum Tax)	2/09 at 102.00	N/R	598,718

1,560	MMA Financial Mutlifamily Securitization Trust, Class B Certificates, Series 2005B, 9.000%, 7/01/40 (Alternative Minimum Tax)	2/09 at 100.00	N/R	1,366,918
6,158	Total National			6,005,116
	Alabama – 3.6%

5,385	Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, Drivers 1954, 7.350%, 4/01/38 (Alternative Minimum Tax) (IF)	4/16 at 100.00	Aaa	2,879,368

16,000	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	11,218,720

50,085	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa1	36,133,823

5,550	Butler Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation, Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/14 at 100.00	B	3,537,681

4,315	Courtland Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Company, Refunding Series 2006A, 5.000%, 8/01/27 (Alternative Minimum Tax)	8/11 at 100.00	BBB	2,725,742

2,500	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,736,125

12,295	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	7,958,799

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	Baa2	1,191,261
3,025	4.750%, 3/01/36	3/16 at 100.00	Baa2	1,961,229

15,000	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	11,272,200

900	Prattville Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Co. Projects, Series 2006A, 4.550%, 12/01/26	12/11 at 100.00	BBB	637,344

24,600	Prichard Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 8/15/35	11/15 at 102.00	BBB–	17,258,622

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/11 (4)	No Opt. Call	N/R	6,383
2,365	8.125%, 1/01/21 (4)	1/11 at 102.00	N/R	1,509,580
1,420	8.250%, 1/01/31 (4)	1/11 at 102.00	N/R	906,386

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	No Opt. Call	N/R	1,678,729

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,495,340
13,045	6.000%, 8/01/35	8/15 at 100.00	N/R	9,087,669
162,760	Total Alabama			113,195,001
	Alaska – 0.0%

1,000	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 5.500%, 6/01/36 – ACA Insured	6/16 at 100.00	N/R	521,510

50	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	26,600
1,050	Total Alaska			548,110

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona – 2.9%

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health System, Tender Option Bond Trust 2008-1097:
$3,500	8.267%, 1/01/31 (IF)	1/18 at 100.00	AA–		$2,545,550
2,885	7.262%, 1/01/35 (IF)	1/18 at 100.00	AA–		1,827,648
6,470	7.258%, 1/01/35 (IF)	1/18 at 100.00	AA–		4,312,126
2,750	7.257%, 1/01/35 (IF)	1/18 at 100.00	AA–		1,238,188
3,300	7.257%, 1/01/35 (IF)	1/18 at 100.00	AA–		2,090,550
1,100	7.257%, 1/01/35 (IF)	1/18 at 100.00	AA–		696,850
1,375	7.257%, 1/01/35 (IF)	1/18 at 100.00	AA–		871,063
1,100	7.257%, 1/01/35 (IF)	1/18 at 100.00	AA–		696,850

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 1097:
3,300	7.257%, 1/01/35 (IF)	1/18 at 100.00	AA–		2,090,550
1,705	7.257%, 1/01/35 (IF)	1/18 at 100.00	AA–		1,080,118

40	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 1999A, 6.250%, 11/15/29 (Pre-refunded 11/15/09)	11/09 at 100.00	Baa3	(5)	41,732

797	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R		772,357

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
1,400	4.625%, 12/01/26	12/15 at 100.00	BBB		1,010,478
1,185	4.625%, 12/01/27	12/15 at 100.00	BBB		844,016
1,700	4.700%, 12/01/28	12/15 at 100.00	BBB		1,209,346
345	4.750%, 12/01/29	12/15 at 100.00	BBB		242,728
1,855	4.750%, 12/01/30	12/15 at 100.00	BBB		1,290,190
200	5.000%, 12/01/35	12/15 at 100.00	BBB		138,918

10,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB		6,686,000

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11) (Alternative Minimum Tax)	12/08 at 101.00	N/R		19,187,000

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	BB		4,989,802

1,905	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/08 at 100.00	N/R		1,731,302

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
1,195	5.000%, 4/01/25	4/15 at 100.00	BBB		1,186,707
5,000	5.000%, 4/01/35	4/15 at 100.00	BBB		4,965,300

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R		310,204

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
240	6.375%, 11/01/13	11/11 at 103.00	N/R		233,371
790	7.250%, 11/01/23	11/11 at 103.00	N/R		738,445
1,710	7.500%, 11/01/33	11/11 at 103.00	N/R		1,550,201

2,470	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R		1,734,681

1,640	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Heritage Elementary School, Series 2004, 7.500%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R	(5)	1,906,238

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–		424,463

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
$505	6.000%, 6/01/16	No Opt. Call	N/R		$462,292
1,240	6.250%, 6/01/26	6/16 at 100.00	N/R		1,001,064
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R		2,308,530

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB		199,578
475	6.000%, 6/01/36	6/16 at 100.00	BB		333,108

4,335	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 9.588%, 9/01/39 (IF)	3/18 at 100.00	AA		2,901,459

2,500	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	N/R		1,764,425

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BBB–		1,327,752
1,035	6.125%, 9/01/34	9/14 at 100.00	BBB–		803,988

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R		92,770
500	5.400%, 7/01/15	No Opt. Call	N/R		445,155
700	5.500%, 7/01/16	No Opt. Call	N/R		611,982
3,957	5.750%, 7/01/22	7/16 at 100.00	N/R		3,116,296
5,917	6.000%, 7/01/30	7/16 at 100.00	N/R		4,289,233

1,600	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	12/08 at 101.00	N/R		1,216,384

2,200	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	N/R		1,386,528
117,581	Total Arizona				90,903,516
	Arkansas – 0.3%

55	Calhoun County, Arkansas, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation Project, Series 2001, 6.375%, 11/01/26 (Alternative Minimum Tax)	11/11 at 101.00	B2		38,927

13,335	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	4/09 at 101.00	B2		8,503,463
13,390	Total Arkansas				8,542,390
	California – 11.2%

1,250	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation, American Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27	4/09 at 101.00	BBB–		1,058,575

90	Affordable Housing Agency, California, Multifamily Housing Revenue Bonds, Westridge at Hilltop Apartments, Series 2003A-S, 6.375%, 12/15/33 (Pre-refunded 12/15/08)	12/08 at 103.00	Baa3	(5)	93,116

12,250	Alameda Public Finance Authority, California, Revenue Bond Anticipation Notes, Alameda Power and Telecom, Series 2004, 7.000%, 6/01/09	No Opt. Call	N/R		7,105,000

	American Canyon Financing Authority, California, Infrastructure Revenue Bonds, American Canyon Road East AD, Series 2005:
2,000	5.000%, 9/02/30	9/14 at 102.00	N/R		1,399,240
3,390	5.100%, 9/02/35	9/14 at 102.00	N/R		2,327,133

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R		179,951

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R		886,536

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R		1,151,298
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R		1,421,981

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
$1,730	5.600%, 9/01/25	9/15 at 102.00	N/R	$1,373,412
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	1,761,622
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	1,867,650

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
960	5.350%, 9/01/28	9/15 at 102.00	N/R	719,770
1,435	5.400%, 9/01/35	9/15 at 102.00	N/R	1,022,882

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	648,270
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	1,494,564

685	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.000%, 9/01/27	9/09 at 102.50	N/R	494,563

1,500	Benicia, California, Assessment District Limited Obligation Improvement Bonds, Series 2004B, 5.900%, 9/02/30	3/11 at 100.00	N/R	1,204,485

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R	2,482,164

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
5,000	0.000%, 6/01/21	12/18 at 100.00	Baa3	3,292,000
4,070	0.000%, 6/01/28	12/18 at 100.00	Baa3	2,400,405
4,990	0.000%, 6/01/36 (Mandatory put 6/01/23)	12/18 at 100.00	Baa3	2,734,819

1,000	California Educational Facilities Authority Revenue Bonds (California Lutheran University) Series 2008, 5.750%, 10/01/38	10/18 at 100.00	Baa1	789,440

5,410	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	11/08 at 100.00	CCC	4,174,789

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175:
4,740	11.475%, 11/15/42 (IF)	11/16 at 100.00	AA–	2,738,255
6,105	11.625%, 11/15/43 (IF)	11/15 at 100.00	AA–	4,097,814

5,400	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Trust 1022, 7.313%, 2/01/30 (Alternative Minimum Tax) (IF)	2/17 at 100.00	Aa2	2,430,108

2,000	California Mobile Home Park Financing Authority, Revenue Bonds, Palomar Estates East and West, Series 2003A, 5.250%, 3/15/34 – ACA Insured	3/13 at 102.00	N/R	1,386,720

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	1,749,852

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	No Opt. Call	N/R	835,330
1,000	7.000%, 10/01/39	No Opt. Call	N/R	826,710

320	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	219,933

1,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.000%, 2/01/21	2/17 at 100.00	Baa2	819,250

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	26,861,772

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 0.156%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA	1,647,744

2,770	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.000%, 7/15/22	7/17 at 100.00	N/R	1,939,222

3,145	California Statewide Community Development Authority, Charter School Revenue Bonds, Lionel Wilson College Preparatory Academy, Series 2001A, 7.250%, 8/01/31	8/09 at 100.00	N/R	2,810,561

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
$425	9.125%, 6/01/13	No Opt. Call	N/R	$428,953
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	652,520

635	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/09 at 102.00	N/R	506,489

495	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	3/09 at 103.00	N/R	375,824

15,500	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	10,206,905

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,580,201

4,000	California Statewide Community Development Authority, Revenue Bonds, Hollenbeck Palms, Magnolia Assisted Living, Series 2007A, 4.600%, 2/01/37 – RAAI Insured (Alternative Minimum Tax)	2/17 at 100.00	A3	2,595,400

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	1,884,734
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	938,119
800	5.000%, 11/01/29	11/16 at 100.00	N/R	547,352

3,640	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Trust 2635, 8.653%, 4/01/31 (IF)	4/17 at 100.00	A+	2,479,714

620	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	636,827

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	2,847,612

1,500	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.625%, 10/01/33	10/13 at 100.00	N/R	1,149,600

	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175:
19,435	11.640%, 11/15/46 (IF)	11/16 at 100.00	AA–	12,989,858
5,200	11.392%, 11/15/48 (IF)	5/18 at 100.00	AA–	3,678,351

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	887,083

4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured (UB)	10/17 at 100.00	AA	2,964,278

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	704,920
5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	3,543,841
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,290,320

	Chino, California, Special Tax Bonds, Community Facilities District 03-3, Area 1, Series 2004:
1,700	5.700%, 9/01/29	9/12 at 102.00	N/R	1,297,423
1,355	5.750%, 9/01/34	9/12 at 102.00	N/R	1,009,936

875	Corona, California, Community Facilities District 2003-2, Special Tax Bonds, Highlands Collection, Series 2006, 5.150%, 9/01/26	9/16 at 100.00	N/R	650,860

4,500	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,080,745

	Corona-Norco Unified School District, California, Special Tax Bonds, Community Facilities District 03-1, Series 2004:
1,000	5.375%, 9/01/25	9/14 at 100.00	N/R	772,410
1,000	5.375%, 9/01/33	9/14 at 100.00	N/R	724,400

210	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/09 at 102.00	N/R	141,122

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,105	Eastern Municipal Water District, California, Community Facility District No 2004-34, Faircrest, Special Tax Bonds, Series 2006, 5.250%, 9/01/36	3/17 at 100.00	N/R	$773,378

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/09 at 102.00	N/R	284,667

1,200	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	819,792

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
1,500	5.200%, 9/01/27	9/15 at 102.00	N/R	840,510
2,800	5.250%, 9/01/37	9/15 at 102.00	N/R	1,415,960

2,610	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	1,922,265

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
775	5.000%, 6/01/33	6/17 at 100.00	BBB	483,259
8,385	5.750%, 6/01/47	6/17 at 100.00	BBB	5,519,678

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A	23,065,054

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	401,281

125	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/09 at 103.00	N/R	123,269

	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A:
250	4.750%, 5/15/21	5/16 at 100.00	BBB–	198,378
4,210	5.125%, 5/15/41	5/16 at 100.00	BBB–	2,867,726

	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
640	6.000%, 5/15/34	5/14 at 100.00	N/R	503,277
790	6.125%, 5/15/38	5/14 at 100.00	N/R	620,134
2,500	6.450%, 5/15/44	5/14 at 100.00	N/R	2,026,725

1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	757,100

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	2,643,353

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	782,210

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	1,431,023
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	2,600,044
2,140	5.150%, 9/01/35	9/15 at 102.00	N/R	1,454,665

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
645	5.050%, 9/01/26	9/16 at 100.00	N/R	470,682
1,885	5.125%, 9/01/36	9/16 at 100.00	N/R	1,269,925

1,565	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 16 – Eastvale Area, Series 2005A, 5.300%, 9/01/34	9/13 at 100.00	N/R	1,094,671

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,122,950

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	941,496

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
$3,000	5.100%, 9/01/26	9/09 at 103.00	N/R	$2,208,030
3,750	5.150%, 9/01/36	9/09 at 103.00	N/R	2,558,025

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	876,700
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	861,212

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	702,202
4,660	5.250%, 9/01/37	9/14 at 100.00	N/R	3,244,012

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/12 at 102.00	N/R	756,217
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	782,144

4,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	3,249,855

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	1,702,840

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,177,549

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	448,730

6,785	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	No Opt. Call	N/R	4,953,864

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006:
625	5.200%, 9/01/26	9/15 at 100.00	N/R	467,875
1,000	5.250%, 9/01/36	9/15 at 100.00	N/R	699,890

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A:
610	5.000%, 9/01/26	9/14 at 102.00	N/R	445,038
1,560	5.000%, 9/01/36	9/14 at 102.00	N/R	1,048,336

1,415	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	1,125,576

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	956,767
1,245	5.300%, 9/01/36	9/09 at 103.00	N/R	878,298

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006:
1,875	5.250%, 9/01/26	9/16 at 100.00	N/R	1,455,938
5,500	5.300%, 9/01/38	9/16 at 100.00	N/R	3,840,485

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	160,505

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	427,001

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	729,210
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	885,127

2,000	Morgan Hill Financing Authority, California, Reassessment Revenue Bonds, Madron Business Park, Series 2005A, 5.250%, 9/02/25	9/10 at 102.00	N/R	1,551,180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$855	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	$756,778

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	279,316
550	5.450%, 9/01/38	9/16 at 100.00	N/R	393,404

	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005:
1,355	5.100%, 9/01/26	9/09 at 103.00	N/R	1,001,453
790	5.300%, 9/01/35	9/09 at 103.00	N/R	559,747
1,815	5.200%, 9/01/35	9/09 at 103.00	N/R	1,265,981

1,210	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	827,604

1,755	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R	1,144,593

580	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/09 at 102.50	N/R	423,151

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	915,836
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	1,704,508

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
515	5.000%, 9/01/24	9/12 at 102.00	N/R	384,355
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,087,275
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	736,050

1,390	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	980,200

2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	1,654,140

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	990,506

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	938,294

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa3	736,090
1,750	5.000%, 12/15/33 (6)	12/12 at 100.00	A+	1,196,318

2,150	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	1,454,690

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,471,980
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,031,490

	Riverside, California, Special Tax Bonds, Community Facilities District 92-1 – Sycamore Canyon Business Park, Series 2005A:
1,000	5.125%, 9/01/25	9/15 at 101.00	N/R	749,250
2,000	5.300%, 9/01/34	9/15 at 101.00	N/R	1,410,420

830	Roseville, California, Special Tax Bonds, Community Facilities District 1 – The Fountains, Series 2008, 6.125%, 9/01/38	9/18 at 100.00	N/R	649,110

3,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	2,223,095

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:
$235	5.000%, 9/01/18	3/14 at 103.00	N/R	$188,978
645	5.100%, 9/01/20	9/16 at 100.00	N/R	499,391
2,370	5.200%, 9/01/26	9/16 at 100.00	N/R	1,649,757
3,255	5.250%, 9/01/37	9/16 at 100.00	N/R	2,074,607

4,175	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	2,673,587

460	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	351,357

4,690	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	3,336,935

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	232,540
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	365,631

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	624,879

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	860,043
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	733,373
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	1,577,461

6,185	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/10 at 100.00	N/R	4,775,686

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	1,763,650

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	610,344

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	N/R	1,522,620

590	Temecula Valley Unified School District, Riverside County, California, Community Facilities District No. 2005-1, Special Tax Bonds, Series 2006, 5.000%, 9/01/27	3/09 at 102.00	N/R	439,538

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
4,000	5.375%, 6/01/38	6/15 at 100.00	BBB	2,550,240
500	5.500%, 6/01/45	6/15 at 100.00	BBB	314,875

24,630	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.125%, 6/01/46	6/14 at 100.00	BBB	14,485,396

4,050	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	Aa3	3,452,099

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	968,693
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,001,554

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	5,758,725

1,200	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2007A, 5.250%, 8/01/09	2/09 at 100.00	N/R	1,200,948

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,058,809

1,730	West Sacramento, California, Special Tax Bonds, Community Facilities District 20, Bridgeway Lakes II, Series 2005, 5.300%, 9/01/35	9/13 at 102.00	N/R	1,225,774

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
$1,000	5.625%, 9/01/24	9/13 at 102.00	N/R		$676,220
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R		2,369,931

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R		510,699

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R		3,245,116

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R		1,878,463
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R		4,746,292
527,165	Total California				350,328,656
	Colorado – 9.3%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R		2,182,140
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R		3,650,169

18,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R		13,693,418

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R		3,299,275

4,250	Arkansas River Power Authority, Colorado, Power Improvement Bonds, Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB		3,662,268

2,625	Bell Mountain Ranch Consolidated Metropolitan District, Colorado, Subordinate Refunding and Improvement Bonds, Series 2003, 7.900%, 11/15/23	No Opt. Call	N/R		2,525,565

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R		1,500,499

920	Bradburn Metropolitan District 3, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		756,249

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		952,271

4,525	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		3,814,213

2,750	Canterberry Crossing Metropolitan District II, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2002, 7.375%, 12/01/32	12/12 at 100.00	N/R		2,397,093

3,850	Canterberry Crossing Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 6.500%, 12/01/35	12/12 at 100.00	N/R		2,925,269

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
2,500	6.000%, 12/01/25	12/15 at 100.00	N/R		1,817,250
4,000	6.125%, 12/01/35	12/15 at 100.00	N/R		2,736,080

6,480	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		5,363,690

4,320	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Education Center, Series 2002A, 7.625%, 3/15/32 (Pre-refunded 3/15/13)	3/13 at 100.00	N/R	(5)	4,932,144

1,170	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		809,605

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		389,605

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:
290	6.125%, 7/01/12	7/09 at 102.00	N/R		284,029
1,460	6.500%, 7/01/24	7/09 at 102.00	N/R		1,280,289

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Denver Arts and Technology Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		2,621,270

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – Platte River Academy, Series 2002A:
$850	7.250%, 3/01/22 (Pre-refunded 3/01/10)	3/10 at 100.00	Ba2	(5)	$890,817
750	7.250%, 3/01/32 (Pre-refunded 3/01/10)	3/10 at 100.00	AAA		799,283

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
500	6.750%, 3/01/14	No Opt. Call	N/R		482,210
730	7.250%, 3/01/24	3/14 at 100.00	N/R		669,680
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,386,326

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003:
475	7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		536,983
875	7.500%, 12/01/33 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		994,315

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A:
1,215	6.750%, 8/01/28	8/18 at 100.00	N/R		1,025,679
2,860	7.000%, 8/01/38	8/18 at 100.00	N/R		2,370,826

3,611	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2002, 8.000%, 2/15/32 (Pre-refunded 2/15/10)	2/10 at 100.00	AAA		3,833,979

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,900	5.500%, 2/15/26	2/16 at 101.00	N/R		2,158,963
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		1,645,136

960	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R		752,851

2,430	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Montessori Peaks Building Foundation, Series 2002A, 8.000%, 5/01/32 (Pre-refunded 3/01/10)	3/10 at 102.00	N/R	(5)	2,623,574

4,925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pioneer ELOB Charter School, Series 2003, 7.750%, 10/15/33 (4)	10/13 at 100.00	N/R		2,374,737

800	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+		552,832

	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Denver Academy, Series 2003A:
500	7.000%, 11/01/23	11/13 at 100.00	BBB–		470,445
810	7.125%, 11/01/28	11/13 at 100.00	BBB–		744,601

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006, 5.500%, 5/01/36	5/16 at 102.00	N/R		2,729,149

4,195	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R		3,404,410

23,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, National Jewish Federation Board, Series 2007-E1, 5.600%, 9/15/37	No Opt. Call	N/R		16,363,810

3,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R		2,314,230

500	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R		406,140

10,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R		6,754,100

14,020	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1033, 7.564%, 9/01/40 (IF)	9/16 at 100.00	AA		7,390,643

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1088:
$13,905	7.447%, 9/01/41 (IF)	9/16 at 100.00	AA		$9,422,862
3,595	7.364%, 9/01/41 (IF)	9/16 at 100.00	AA		2,436,188

11,550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 6.761%, 10/01/41 – FSA Insured (IF)	4/18 at 100.00	AAA		9,230,760

1,455	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R		1,217,340

2,775	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	12/10 at 100.00	N/R		2,284,214

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	12/17 at 100.00	N/R		720,790
2,000	5.450%, 12/01/34	12/17 at 100.00	N/R		1,348,760

2,230	Conservatory Metropolitan District, Arapahoe County, Aurora, Colorado, General Obligation Bonds, Series 2003, 7.550%, 12/01/32 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	2,684,898

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R		2,091,870
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R		2,575,100

4,130	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R		2,763,548

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006:
500	5.050%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		430,785
355	5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		281,210

800	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Terminal Project, Series 2006A. Bonds, Series 2006A, 5.150%, 5/01/17 (Alternative Minimum Tax)	5/16 at 100.00	N/R		668,064

3,665	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		2,361,946

3,467	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		2,521,688

4,800	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R		3,415,824

2,000	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 0.000%, 12/15/26	No Opt. Call	N/R		1,642,720

13,250	Fort Collins, Colorado, Pollution Control Revenue Bonds, Anheuser Busch Project, 4.700%, 9/01/40 (UB)	3/12 at 100.00	BBB+		10,443,385

6,960	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		4,294,459

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		554,210

5,500	Horse Creek Metropolitan District of Parker County, Colorado, Limited Tax Obligations, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	N/R		3,317,160

1,560	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,032,751

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2006:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		676,010
1,695	0.000%, 12/01/37	12/16 at 100.00	N/R		1,324,168

3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		2,345,698

2,350	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		1,931,724

1,645	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,112,036

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Madre Metropolitan District 2, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2007A:
$2,000	5.375%, 12/01/26	12/16 at 100.00	N/R		$1,299,780
2,500	5.500%, 12/01/36	12/16 at 100.00	N/R		1,508,775

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	885,513

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		1,784,144

3,500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.000%, 12/01/33	12/13 at 102.00	BBB–		2,859,675

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		660,140
2,800	5.625%, 12/01/37	12/16 at 100.00	N/R		1,753,024

3,150	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/37	12/17 at 100.00	N/R		2,111,981

	Northwest Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2005:
3,585	6.125%, 12/01/25	12/15 at 100.00	N/R		2,644,153
16,500	6.250%, 12/01/35	12/15 at 100.00	N/R		11,488,290

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,393,975

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		1,431,597

1,100	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R		783,354

5,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R		4,906,263

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,465	5.250%, 12/15/21	12/16 at 100.00	N/R		4,219,909
6,180	5.400%, 12/15/31	12/16 at 100.00	N/R		4,325,382

2,500	Reata North Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.500%, 12/01/32	12/17 at 100.00	N/R		1,609,575

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,313,310

6,000	Salida Hospital District, Colorado, Revenue Bonds, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	N/R		3,900,720

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,166,473

500	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2004, 7.000%, 12/01/24 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA		588,170

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R		866,976

500	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33	12/13 at 100.00	N/R		418,720

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:
540	5.100%, 12/01/26	12/16 at 100.00	N/R		387,542
1,000	5.200%, 12/01/36	12/16 at 100.00	N/R		660,600

12,138	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 0.000%, 12/01/33	12/14 at 100.00	N/R		9,024,161

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		750,078

1,500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37 (6)	5/16 at 100.00	Baa1		1,058,895

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$9,500	Valagua Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	$7,987,125

	Wheatlands Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
2,364	6.000%, 12/01/25	12/15 at 100.00	N/R	1,694,562
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,296,410
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	5,945,450

4,100	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	3,000,216

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
1,750	6.250%, 12/01/25	12/15 at 100.00	N/R	1,755,693
893	6.375%, 12/01/35	12/15 at 100.00	N/R	656,435
389,334	Total Colorado			291,535,344
	Connecticut – 0.7%

5,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	4,752,038

10,610	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	11/08 at 100.00	BB+	8,917,705

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
330	5.500%, 1/01/14 (Alternative Minimum Tax)	12/08 at 100.00	BBB	303,617
235	5.500%, 1/01/15 (Alternative Minimum Tax)	12/08 at 100.00	BBB	206,807
1,025	5.500%, 1/01/20 (Alternative Minimum Tax)	12/08 at 100.00	BBB	797,522

1,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	Ba1	674,770

8,170	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	Baa3	5,724,474
26,620	Total Connecticut			21,376,933
	District of Columbia – 0.2%

6,130	District of Columbia, Friendship Pub Chartered School, 5.000%, 6/01/35 – ACA Insured	6/16 at 100.00	BBB	3,913,147

3,025	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	2,405,389
9,155	Total District of Columbia			6,318,536
	Florida – 12.8%

9,180	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	5,992,888

1,730	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15	No Opt. Call	N/R	1,421,939

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Hospital Trust 2654:
16,000	0.274%, 12/01/37 (IF)	6/17 at 100.00	A	1,200,000
14,000	0.274%, 12/01/37 (IF)	6/17 at 100.00	A	1,050,000

4,040	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	2,977,197

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,048,084

2,450	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R	1,523,974

5,675	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006B, 5.200%, 5/01/14	No Opt. Call	N/R	4,701,340

2,630	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36	5/15 at 101.00	N/R	1,847,891

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,435	Bahia Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.450%, 5/01/37	5/16 at 100.00	N/R	$935,649

2,000	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,280,160

9,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	5,979,323

19,980	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R	12,779,608

1,850	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,226,865

7,380	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	5,886,583

1,810	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	1,265,425

1,250	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,032,900

3,935	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,578,527

2,105	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,582,728

715	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	483,097

3,000	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,074,500

8,800	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34 (6)	4/16 at 100.00	A2	5,885,968

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	1,777,220

4,000	Capital Trust Agency, Florida, Revenue Bonds, Seminole Tribe Convention Center, Series 2003A, 8.950%, 10/01/33 (Pre-refunded 10/01/12) (6) (7)	10/12 at 102.00	AAA	4,873,600

1,530	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,177,060

3,260	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	1,880,564

1,020	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.100%, 5/01/37	5/17 at 100.00	N/R	657,686

2,910	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	1,971,089

1,500	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39	5/17 at 100.00	N/R	882,465

6,945	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007B, 5.500%, 5/01/17	No Opt. Call	N/R	4,067,825

2,465	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/08 at 100.50	N/R	2,161,213

5,910	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,050,419

3,500	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	3,255,105

3,430	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,257,866

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,495	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	$1,393,355

835	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	502,895

2,000	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	1,660,660

3,950	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/11 at 100.00	BBB	2,531,476

11,385	Estates at Cherry Lake Community Development District, Groveland, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.350%, 5/01/37	5/16 at 100.00	N/R	6,911,947

2,000	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,332,640

7,835	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Trust 1034, 11.518%, 7/01/26 (Alternative Minimum Tax) (IF)	1/16 at 100.00	AA+	5,334,852

8,785	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R	5,615,899

5,600	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/17	No Opt. Call	N/R	4,558,960

7,565	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	4,085,100

4,500	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,776,185

4,805	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,351,007

2,600	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	1,696,968

	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B:
1,000	7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	661,760
4,000	7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	2,684,200

4,075	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	2,689,989

580	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R	502,860

	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007:
3,740	6.000%, 9/01/17	No Opt. Call	N/R	3,200,019
6,000	6.250%, 9/01/27	9/17 at 100.00	N/R	4,699,980

2,855	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	1,905,855

1,155	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	684,280

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	432,054

2,445	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13	No Opt. Call	N/R	2,119,937

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,435	5.250%, 6/15/27	6/17 at 100.00	BB	4,528,503
13,120	5.375%, 6/15/37	6/17 at 100.00	BB	8,417,923

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
$7,300	5.000%, 4/01/32 (UB)	4/17 at 100.00	A	$5,244,028
24,920	5.000%, 4/01/37 (UB)	4/17 at 100.00	A	17,374,224

610	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	N/R	489,147

357	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	241,721

7,500	Madeira Community Development District, Florida, Special Assessment Revenue, Series 2007B, 5.250%, 11/01/14	No Opt. Call	N/R	6,196,350

3,975	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	3,180,080

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14	No Opt. Call	N/R	3,683,645

965	Marsh Harbour Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	692,986

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/08 at 100.00	BB+	902,050

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/08 at 100.00	BB+	279,970

1,150	Meadowwoods Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2004B, 5.250%, 5/01/11	No Opt. Call	N/R	1,075,917

7,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 8.125%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF)	10/18 at 100.00	AAA	3,720,080

395	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A, 6.000%, 5/01/24	5/14 at 100.00	N/R	319,519

3,560	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	2,754,336

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	885,514

3,334	MMA Financial CDD Junior Securitization Trust, Florida, Pass-Through Certificates, Class A, Series 2003I, 8.000%, 11/01/13	5/09 at 100.00	N/R	3,251,587

3,790	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,346,124

1,295	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	793,265

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16	No Opt. Call	N/R	1,412,926

8,150	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	5,028,469

2,120	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	1,942,005

4,755	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	3,311,667

3,645	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	2,296,314

1,000	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	788,970

5,995	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	3,989,673

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$910	Palm River Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.375%, 5/01/36	5/17 at 100.00	N/R	$582,455

9,315	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	6,708,384

2,930	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,853,342

	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007:
950	5.875%, 5/01/22	5/17 at 100.00	N/R	758,471
675	6.000%, 5/01/37	5/17 at 100.00	N/R	515,207

1,200	Portofino Springs Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	794,412

2,700	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Alternative Minimum Tax)	1/22 at 100.00	N/R	1,926,207

4,860	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,332,016

5,050	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	4,468,594

1,985	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36	No Opt. Call	N/R	1,386,939

9,030	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	6,586,482

3,000	Ridgewood Trails Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.650%, 5/01/38	5/17 at 100.00	N/R	1,966,530

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A:
3,240	5.125%, 11/01/13	No Opt. Call	N/R	2,784,229
11,400	5.450%, 5/01/37	5/16 at 100.00	N/R	7,269,096

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,720	5.625%, 7/01/27	7/17 at 100.00	N/R	3,269,874
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,507,460
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	1,689,917

1,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB	1,145,745

10,000	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	6,364,400

1,100	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Tender Option Bond Trust 1122, 7.719%, 5/01/36 (IF)	5/18 at 100.00	AA–	677,413

2,335	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,004,831

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2008, Trust 08-1030:
4,090	7.374%, 8/15/24 (IF)	8/17 at 100.00	AA–	3,239,280
7,380	7.369%, 8/15/25 (IF)	8/17 at 100.00	AA–	5,603,117

14,975	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, tender Option Bond Trust 1117, 6.976%, 8/15/33 (IF)	8/17 at 100.00	AA–	7,242,060

5,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1122, 7.214%, 5/01/36 (IF)	5/18 at 100.00	AA–	3,577,255

6,250	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749, 0.321%, 8/15/29 (IF)	8/17 at 100.00	AA–	758,750

7,385	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	4,840,794

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
$2,750	5.000%, 1/01/16	No Opt. Call	N/R	$2,201,513
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,549,809
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	5,157,460

	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004:
440	6.000%, 5/01/24	5/14 at 101.00	N/R	376,517
500	6.125%, 5/01/34	5/14 at 101.00	N/R	400,940

40,590	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	27,483,083

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
850	6.550%, 5/01/27	5/18 at 100.00	N/R	710,592
14,620	6.650%, 5/01/40	5/18 at 100.00	N/R	11,802,287

10,600	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38	5/16 at 100.00	N/R	6,877,386

2,000	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	1,477,260

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12	No Opt. Call	N/R	1,371,253
1,000	5.350%, 5/01/17	No Opt. Call	N/R	801,650
1,500	5.550%, 5/01/39	5/17 at 100.00	N/R	964,230

3,165	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,106,308

4,600	Waterstone Community Development District, Florida, Capitol Improvement Revenue Bonds, Series 2007B, 5.500%, 5/01/18	No Opt. Call	N/R	3,674,204

2,555	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	1,586,808

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
1,480	6.000%, 5/01/23	5/13 at 101.00	N/R	1,169,703
9,220	6.125%, 5/01/35	5/13 at 101.00	N/R	6,813,949
607,111	Total Florida			400,624,841
	Georgia – 2.0%

4,225	Athens-Clarke County Unified Government Development Authority, Georgia, Revenue Bonds, Catholic Health East Issue, Trust 2647, 0.256%, 11/15/32 (IF)	11/17 at 100.00	A1	0

2,000	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,733,100

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,250	5.400%, 1/01/20	7/15 at 100.00	N/R	1,010,413
2,000	5.600%, 1/01/30	7/15 at 100.00	N/R	1,407,540

1,230	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	859,659

2,820	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	1,941,767

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
250	5.350%, 12/01/14	12/08 at 102.00	BB+	223,130
595	5.400%, 12/01/15	12/08 at 102.00	BB+	516,073
890	5.250%, 12/01/22	12/08 at 102.00	BB+	655,592
95	5.375%, 12/01/28	12/08 at 102.00	BB+	64,824

5,115	Brunswick and Glynn County Development Authority, Georgia, Revenue Refunding Bonds, Georgia Pacific Corporation, Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)	3/09 at 101.00	B2	3,263,523

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB	2,759,927
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB	2,308,063

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$3,000	DeKalb County Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, General Motors Corporation Projects, Series 2002, 6.000%, 3/15/21	12/12 at 101.00	B–	$3,000,120

17,020	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax) (7)	7/10 at 100.00	B	13,012,981

3,500	Effingham County Industrial Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31	6/11 at 101.00	B2	2,530,255

6,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	5,338,618

900	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Canterbury Court, Series 2004A, 6.125%, 2/15/34	2/09 at 100.00	N/R	650,961

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,300	5.000%, 7/01/27	7/17 at 100.00	N/R	2,120,811
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	4,823,680
19,900	5.125%, 7/01/42	7/17 at 100.00	N/R	11,661,798

1,435	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,321,348

1,000	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	570,700

1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	690,860
92,385	Total Georgia			62,465,743
	Hawaii – 0.5%

18,000	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Island Pacific Academy Project, Series 2007, 6.375%, 3/01/34	No Opt. Call	N/R	13,676,940

4,310	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	2,992,174
22,310	Total Hawaii			16,669,114
	Idaho – 0.4%

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	770,830

5,930	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	4,215,993

8,550	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BBB–	5,894,798

3,620	Power County Industrial Development Corporation, Idaho, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)	8/09 at 102.00	BBB	2,665,080
19,100	Total Idaho			13,546,701
	Illinois – 7.0%

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	6,640,315

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,198,720

3,980	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	2,870,296

4,000	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	3,165,480

945	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	BBB+	746,796

4,000	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R	3,650,840

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$7,320	Chicago, Illinois, Multifamily Housing Revenue Bonds, Drexel Preservation Project, GNMA/FHA Guaranteed, 5.270%, 6/20/48 (Alternative Minimum Tax) (UB)	12/17 at 102.00	AAA	$5,470,236

1,170	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/09 at 100.00	N/R	1,167,847

2,500	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	1,748,225

	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006:
1,500	5.850%, 5/01/26	5/14 at 102.00	N/R	1,207,440
1,000	6.000%, 5/01/41	5/14 at 102.00	N/R	754,070

5,000	Gilberts, Illinois. Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16	No Opt. Call	N/R	3,040,250

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	3,276,741

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BBB–	747,593

4,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB	2,927,430

16,860	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Tender Option Bond Trust 3174, 10.395%, 12/01/42 (IF)	12/15 at 100.00	AAA	13,748,964

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	3,019,644

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098:
3,300	7.708%, 8/15/33 – AGC Insured (IF)	8/18 at 100.00	AAA	2,673,000
3,575	7.708%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	2,526,560
5,500	7.708%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	4,032,160

1,000	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	717,290

5,100	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	N/R	3,253,596

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
6,470	5.000%, 8/15/26	8/16 at 100.00	N/R	4,236,362
7,635	5.100%, 8/15/31	8/16 at 100.00	N/R	4,783,786

20,445	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	15,633,678

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
500	5.250%, 5/15/15	No Opt. Call	N/R	429,070
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,003,175
2,500	5.750%, 5/15/38	5/17 at 100.00	N/R	1,621,125
350	5.400%, 5/15/38	5/12 at 100.00	N/R	213,546

9,045	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BBB–	7,001,463

10,655	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	9,211,248

	Illinois Finance Authority, Revenue Bonds, Sedgebrook Inc. Facility, Series 2007A:
3,750	6.000%, 11/15/27	11/17 at 100.00	N/R	2,760,750
5,000	6.000%, 11/15/42	11/17 at 100.00	N/R	3,416,350

4,410	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Tender Option Bond Trust 2711, -3.558%, 8/01/37 (IF)	8/17 at 100.00	A–	0

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000:
30	6.000%, 5/15/10	No Opt. Call	Baa3	30,331
100	6.350%, 5/15/15	5/10 at 101.00	Baa3	100,263

5,250	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32	5/12 at 100.00	Baa3	4,049,798

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

		Illinois Health Facilities Authority, Revenue Bonds, Midwest Physicians Group Ltd., Series 1998:
$30		5.375%, 11/15/08	No Opt. Call	BB+	$29,982
1,750		5.500%, 11/15/19	11/08 at 102.00	N/R	1,388,293

2,600		Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	2,184,624

300		Libertyville, Illinois, Affordable Housing Revenue Bonds, Liberty Towers Project, Series 1999A, 7.000%, 11/01/29 (Pre-refunded 11/01/09) (Alternative Minimum Tax) (6)	11/09 at 100.00	Aaa	314,688

19,000		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	15,563,280

		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
4,260		5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	BB–	3,120,450
3,000		5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	BB–	2,099,730
9,425		5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	BB–	6,421,253

10,902		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 4.000%, 1/01/36	7/18 at 100.00	N/R	6,762,047

3,412		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	2,934,627

2,870		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Unit 2 Project, Series 2004, 6.375%, 3/01/34	3/14 at 103.00	N/R	2,385,286

4,880		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	3,548,834

5,824		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	4,295,899

5,947		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	4,402,207

2,018		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	1,638,878

3,294		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	2,631,478

3,750		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	2,649,413

—	(8)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	169

2,900		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	12/08 at 100.00	N/R	2,193,415

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,935		6.950%, 1/01/21 (WI/DD, Settling 12/10/08)	1/18 at 100.00	N/R	2,567,362
2,000		6.950%, 1/01/25 (WI/DD, Settling 12/10/08)	1/18 at 100.00	N/R	1,694,180

4,491		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	3,294,149

2,600		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	2,000,362

970		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	792,073

6,335		Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	4,988,622

3,159		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	2,754,016

2,400		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,830,960

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$7,450	Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	$5,393,353

3,782	Yorkville, Illinois, Special Service Area 2004-104 Assessment Bonds, MPI Grande Reserve Project, Series 2004, 6.375%, 3/01/34	3/14 at 102.00	N/R	2,730,491

3,720	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,596,858
297,704	Total Illinois			221,281,417
	Indiana – 2.4%

2,285	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	2,178,565

1,500	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	Ba2	926,880

5,340	Fort Wayne, Indiana, Pollution Control Revenue Bonds, General Motors Corporation Project, Series 2002, 6.200%, 10/15/25	12/12 at 101.00	B–	1,713,499

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
5,570	5.000%, 8/01/24	8/16 at 100.00	Baa2	4,008,673
6,865	5.125%, 8/01/29	8/16 at 100.00	Baa2	4,693,189
5,905	5.250%, 8/01/36	8/16 at 100.00	Baa2	3,943,005

5,720	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, Trust 2882, 10.223%, 10/15/19 (IF)	No Opt. Call	Aa2	3,156,696

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB	1,651,980

	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2842:
3,995	9.101%, 11/15/39 (IF)	11/16 at 100.00	Aa1	2,165,250
4,955	9.101%, 11/15/39 (IF)	11/16 at 100.00	Aa1	2,685,560

6,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	4,416,480

1,130	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1997, 5.625%, 12/01/27 (Alternative Minimum Tax) (7)	12/09 at 100.00	B2	713,663

1,245	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1999, 5.600%, 4/01/29 (Alternative Minimum Tax) (7)	4/09 at 102.00	B2	773,294

195	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax) (7)	4/10 at 101.00	B2	140,318

1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	Baa2	1,492,803

890	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	Baa1	747,315

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	BBB+	1,177,210

3,758	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35	3/15 at 102.00	N/R	2,552,283

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23	2/15 at 100.00	BBB–	2,493,868
2,500	5.375%, 2/15/34	2/15 at 100.00	BBB–	1,828,225

5,070	St. Joseph County Hospital Authority, Indiana, Revenue, Memorial Health System of South Bend, Series 2008, Trust 11601, 9.882%, 8/15/46 (IF)	8/17 at 100.00	AA–	5,130,000

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,888,060

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/11 at 100.00	N/R	178,064

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:
$2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	$1,340,500
14,000	5.750%, 9/01/42	9/17 at 100.00	N/R	9,199,680
14,000	5.800%, 9/01/47	9/17 at 100.00	N/R	9,193,660

4,805	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	4,337,041
108,478	Total Indiana			74,725,761
	Iowa – 0.8%

12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BBB–	9,127,200

6,295	Iowa Finance Authority, Multifamily Housing Revenue Bonds, Series 2007, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA–	4,725,594

	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A:
350	5.450%, 11/01/26	11/13 at 101.00	N/R	240,769
1,000	5.550%, 11/01/41	11/13 at 100.00	N/R	631,280

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,055	5.500%, 6/01/42	6/15 at 100.00	BBB	620,351
10,255	5.625%, 6/01/46	6/15 at 100.00	BBB	6,100,597

1,260	Palo Alto County, Iowa, Critical Access Hospital Revenue Bonds, Palo Alto County Hospital Project, Series 2006, 5.125%, 8/01/36	8/16 at 100.00	N/R	894,650

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,608,975
34,465	Total Iowa			23,949,416
	Kansas – 0.7%

8,745	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	6,065,969

	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A:
1,420	5.750%, 9/01/29	9/17 at 100.00	N/R	1,044,793
450	5.750%, 9/01/37	9/17 at 100.00	N/R	313,970

1,250	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	737,925

	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A:
1,000	5.050%, 9/01/26	9/14 at 100.00	N/R	688,640
1,500	5.150%, 9/01/31	9/14 at 100.00	N/R	987,045

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16	No Opt. Call	N/R	806,560
4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	2,994,288

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	1,679,915

2,470	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax)	6/11 at 102.00	N/R	1,897,923

14,970	Wyandotte County-Kansas City Unified Government, Kansas, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 6.000%, 6/01/25	3/12 at 101.00	B–	4,804,172
40,375	Total Kansas			22,021,200
	Kentucky – 0.4%

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
500	5.800%, 10/01/12	4/10 at 100.00	BB-	461,370
2,000	5.850%, 10/01/17	4/09 at 101.00	BB-	1,598,120
6,390	5.875%, 10/01/22	4/09 at 101.00	BB-	4,731,987

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008A-1, 6.000%, 12/01/33 – AGC Insured (6)	6/18 at 100.00	AAA	$970,940

	Louisville & Jefferson County Metropolitan Government, Kentucky, Revenue Bonds, Farmdale Adult Citizens Towers Inc., Series 2006A:
1,605	5.500%, 12/01/21	12/13 at 100.00	N/R	1,311,221
1,550	5.625%, 12/01/31	12/13 at 100.00	N/R	1,126,773

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa2	817,760

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB-	1,720,289
16,235	Total Kentucky			12,738,460
	Louisiana – 4.9%

2,000	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Projcect, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	BB+	1,784,540

12,695	Carter Marina Community Development District, Louisiana, Special Assessment Bonds, Series 2007, 6.250%, 10/01/22	10/12 at 100.00	N/R	10,868,063

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16	12/08 at 100.00	N/R	1,719,558

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17	12/08 at 100.00	N/R	11,839,171

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17	5/09 at 100.00	N/R	1,249,292

10,290	Carter Plantation Land LLC, Louisiana, 9.000%, 7/01/17	1/09 at 100.00	N/R	8,325,845

5,100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	3,839,739

825	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	3/09 at 101.00	B2	745,322

4,955	Greystone Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2008, 7.375%, 6/01/38	6/18 at 102.10	N/R	4,201,345

9,255	Greystone Community Development District, Louisiana, Special Assessment Bonds, Livingston Parish, Series 2005, 5.950%, 9/01/20	12/08 at 100.00	N/R	7,782,067

25,750	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax)	No Opt. Call	B–	11,588,530

2,220	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14	No Opt. Call	N/R	1,996,779

6,967	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17	No Opt. Call	N/R	5,815,912

15,250	Louisiana Local Government Envirnomental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	11,601,285

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	7,873,676

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17	9/16 at 100.00	N/R	2,195,442

685	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	581,072

27,475	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (9) (10)	No Opt. Call	AA	23,967,267

9,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	8,066,870

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R		$4,332,832

1,050	Louisiana Local Government Environmental Facilities and Community Development Authority, Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007A, 7.000%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R		759,392

10,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	Baa2		6,933,900

2,955	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21	10/11 at 100.00	N/R		2,248,282

	Ouachita Parish Industrial Development Authority, Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
880	8.250%, 3/01/19 (Alternative Minimum Tax)	3/10 at 102.00	N/R		811,105
800	8.500%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R		734,104

5,505	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R		4,718,501

8,580	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB		6,138,475

145	West Feliciana Parish, Louisiana, Pollution Control Revenue Bonds, Gulf States Utilities Company, Series 1985C, 7.000%, 11/01/15	5/09 at 100.00	BBB-		134,621

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21	10/11 at 100.00	N/R		1,762,430
201,627	Total Louisiana				154,615,417
	Maryland – 2.0%

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R		357,185

6,800	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1		4,697,644

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R		620,650

	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849:
675	7.230%, 7/01/37, (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aa2		278,714
5,925	7.230%, 1/01/49, (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aa2		2,446,492

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2		5,025,722

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,875	7.665%, 9/01/42 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2		753,338
3,730	7.770%, 3/01/48 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2		1,498,639

41,800	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R		25,053,248

2,400	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R		1,495,416

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	12/08 at 100.00	N/R		3,001,612

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18	1/17 at 100.00	N/R		602,018
6,260	5.500%, 7/01/38	1/17 at 100.00	N/R		3,985,679

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Collington Episcopal Life Care Community Inc., Series 2001A:
25	6.750%, 4/01/20 (Pre-refunded 4/01/09)	4/09 at 100.00	N/R	(5)	25,373
800	6.750%, 4/01/23 (Pre-refunded 4/01/11)	4/11 at 101.00	N/R	(5)	875,968

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
$2,160	5.250%, 1/01/27	1/17 at 100.00	N/R	$1,442,988
4,345	5.300%, 1/01/37	1/17 at 100.00	N/R	2,671,523

1,000	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	704,290

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
710	5.375%, 7/01/14	1/09 at 100.00	B3	603,259
9,435	5.300%, 7/01/24	1/09 at 100.00	B3	6,441,180
101,030	Total Maryland			62,580,938
	Massachusetts – 1.7%

12,405	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	8,733,120

4,130	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	2,999,165

830	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	785,305

2,670	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	2,331,471

870	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.300%, 12/01/14 (Alternative Minimum Tax)	12/08 at 102.00	BBB	781,730

845	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	12/09 at 102.00	BBB	810,406

3,800	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series A (2008), 6.500%, 1/15/38	1/18 at 100.00	N/R	2,852,090

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A:
290	5.700%, 7/01/15	1/09 at 101.00	BBB	277,127
1,515	5.625%, 7/01/20	1/09 at 101.00	BBB	1,332,443
230	5.750%, 7/01/28	1/09 at 101.00	BBB	188,108

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B:
180	6.500%, 7/01/12	No Opt. Call	BBB	181,055
430	6.250%, 7/01/22	7/12 at 101.00	BBB	380,455

5,600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Issue, Trust 2649, 0.230%, 11/15/32 (IF)	11/17 at 100.00	A1	0

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	1,280,080

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D:
8,000	5.250%, 7/01/30	7/15 at 100.00	BBB–	5,666,080
6,665	5.375%, 7/01/35	7/15 at 100.00	BBB–	4,626,576

870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	BB	656,415

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
2,425	6.250%, 7/01/24	7/14 at 100.00	BB	1,925,086
5,650	6.375%, 7/01/34	7/14 at 100.00	BB	4,262,925

7,415	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	4,873,880

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$11,335	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Saints Memorial Medical Center, Series 1993A, 6.000%, 10/01/23	12/08 at 100.00	Ba1	$8,741,099

95	Massachusetts Industrial Finance Agency, Pollution Control Revenue Bonds, General Motors Corporation, Series 1984, 5.550%, 4/01/09	12/08 at 100.00	Caa3	52,250
78,250	Total Massachusetts			53,736,866
	Michigan – 4.1%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
1,750	6.000%, 11/01/28	11/18 at 100.00	BBB–	1,390,445
2,000	6.000%, 11/01/37	11/18 at 100.00	BBB–	1,513,840

560	Allegan Hospital Finance Authority, Michigan, Revenue Bonds, Allegan General Hospital, Series 1999, 7.000%, 11/15/21	11/09 at 101.00	N/R	528,074

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	718,641

2,130	Chippewa County Hospital Finance Authority, Michigan, Revenue Bonds, Chippewa County War Memorial Hospital, Series 1997B, 5.625%, 11/01/14	11/09 at 100.00	BB+	1,876,594

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,359,038

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,545	5.000%, 11/01/26	11/16 at 100.00	BB+	1,740,169
1,500	5.250%, 11/01/31	11/16 at 100.00	BB+	996,660
2,840	5.250%, 11/01/36	11/16 at 100.00	BB+	1,825,864

1,210	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/09 at 100.00	N/R	1,008,995

875	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/09 at 100.00	N/R	818,440

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,200	5.650%, 11/01/25	11/15 at 100.00	BB	884,172
500	5.750%, 11/01/30	11/15 at 100.00	BB	350,555
2,425	5.750%, 11/01/35	11/15 at 100.00	BB	1,646,672

8,395	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/09 at 101.00	BB–	5,296,741

100	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	78,818

1,110	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	656,609

2,000	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	1,450,600

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
2,825	4.875%, 8/15/27	8/17 at 100.00	N/R	1,697,373
4,850	5.000%, 8/15/38	8/17 at 100.00	N/R	2,661,874

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:
1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	767,330
1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,117,995

	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A:
180	5.500%, 7/01/20	7/15 at 100.00	BBB	148,459
3,500	6.250%, 7/01/40	7/15 at 100.00	BBB	2,883,090

500	Meridian, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007 A1, 5.250%, 7/01/26	7/12 at 100.00	N/R	358,065

7,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2007, 5.200%, 10/01/42 – FSA Insured (Alternative Minimum Tax) (UB)	7/15 at 100.00	AAA	5,567,968

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
$1,100	7.500%, 10/01/12	10/09 at 102.00	Ba1	$1,102,453
2,900	7.900%, 10/01/21	10/09 at 102.00	Ba1	2,831,154
10,550	8.000%, 10/01/31	10/09 at 102.00	Ba1	9,959,728

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:
600	7.250%, 10/01/11	10/09 at 102.00	Ba1	609,114
750	7.625%, 10/01/21	10/09 at 102.00	Ba1	729,113

1,150	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Black River Public School Academy, Series 2006, 5.800%, 9/01/30	9/12 at 102.00	N/R	856,601

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
950	6.000%, 2/01/16	No Opt. Call	BB	856,036
1,055	6.375%, 2/01/26	2/16 at 100.00	BB	831,868
2,855	6.500%, 2/01/36	2/16 at 100.00	BB	2,137,995

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
770	5.125%, 8/15/18	2/09 at 101.00	BB	598,352
2,645	5.250%, 8/15/23	2/09 at 101.00	BB	1,887,393
5,170	5.250%, 8/15/28	2/09 at 101.00	BB	3,436,344

19,570	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	2/09 at 100.00	BB–	14,503,914

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital, Series 1995:
790	6.625%, 1/01/16	12/08 at 100.00	BB	704,151
505	6.700%, 1/01/26	12/08 at 100.00	BB	403,515

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
240	5.000%, 5/15/25	5/15 at 100.00	BBB	186,898
680	5.000%, 5/15/30	5/15 at 100.00	BBB	497,998
5,100	5.000%, 5/15/37	5/15 at 100.00	BBB	3,531,699

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	7,829,242

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	1,526,018
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	7,270,816

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
90	6.375%, 8/15/09	2/09 at 100.00	BB	89,401
2,460	6.250%, 8/15/13	2/09 at 100.00	BB	2,355,868
8,360	6.500%, 8/15/18	2/09 at 100.00	BB	7,358,388

305	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	12/08 at 100.00	Caa1	97,853

9,450	Michigan Strategic Fund, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, General Motors Corporation, Series 1995, 6.200%, 9/01/20	3/09 at 100.00	B–	3,032,033

3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	Baa3	2,078,307

	Pontiac Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
7,875	6.000%, 8/01/13 (11)	2/09 at 100.00	C	78,750
5,050	6.000%, 8/01/18 (11)	2/09 at 100.00	C	50,500
4,320	6.000%, 8/01/23 (11)	2/09 at 100.00	C	43,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005:
$395	4.750%, 11/01/11	No Opt. Call	BB+	$377,774
1,070	5.000%, 11/01/15	No Opt. Call	BB+	939,107
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,352,031
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	3,490,664
3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	2,562,291
5,900	5.500%, 11/01/35	11/15 at 100.00	BB+	3,965,331
195,785	Total Michigan			129,504,981
	Minnesota – 1.6%

	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006:
830	5.500%, 2/01/18	2/16 at 100.00	N/R	693,191
905	5.500%, 2/01/19	2/16 at 100.00	N/R	740,914
1,380	5.600%, 2/01/32	2/16 at 100.00	N/R	1,009,787

1,400	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	N/R	1,166,970

3,250	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB-	2,822,300

2,450	Elk River, Minnesota, Multifamily Housing Revenue Bonds, Birchwood Court Apartments, Series 2007, 5.750%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	1,685,551

1,000	Eveleth, Minnesota, Health Care Revenue Bonds, Arrowhead Senior Living Community, Series 2007, 5.200%, 10/01/27	4/14 at 101.00	N/R	685,820

2,000	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Keeler Apartments, Series 2007A, 5.000%, 10/01/37	10/15 at 102.00	N/R	1,322,640

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
600	5.200%, 2/01/22	2/14 at 100.00	N/R	485,640
50	5.350%, 2/01/30	2/14 at 100.00	N/R	35,264

	Northfield Hospital, Minnesota, Revenue Bonds, Series 2006:
3,000	5.375%, 11/01/26	11/16 at 100.00	BBB–	2,401,020
1,500	5.375%, 11/01/31	11/16 at 100.00	BBB–	1,131,960

685	Northfield Housing and Redevelopment Authority, Minnesota, Northfield Retirement Center Project Revenue Bonds, Series 2006A, 5.125%, 12/01/21	12/13 at 101.00	N/R	505,496

	Pine City, Minnesota, Lease Revenue Bonds, Lakes International Language Academy, Series 2006A:
500	6.000%, 5/01/26	5/14 at 102.00	N/R	398,330
400	6.250%, 5/01/35	5/14 at 102.00	N/R	308,160

1,000	Prior Lake Economic Development Authority, Minnesota, Senior Housing Revenue Bonds, Shepherds Path Project, Series 2006B, 5.750%, 8/01/41	8/16 at 100.00	N/R	687,100

1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,099,432

1,000	Rochester, Minnesota, Health Care & Housing Revenue Bonds, Madonna Meadows of Rochester, Series 2007A, 5.300%, 4/01/37	4/14 at 101.00	N/R	647,400

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.050%, 10/01/27	10/17 at 100.00	N/R	324,595

4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Pease Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	2,624,000

2,115	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	1,609,769

1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	604,870

100	Sartell, Minnesota, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 6/01/27	6/13 at 100.00	BBB	70,284

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	$1,372,848

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
500	6.625%, 12/01/23	6/14 at 102.00	N/R	439,230
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	1,787,033

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	N/R	308,636
500	6.000%, 9/01/36	9/14 at 102.00	N/R	370,280

1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	917,686

2,045	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,601,869

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	548,160
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	747,838

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
3,945	6.000%, 11/15/25	11/15 at 100.00	Baa3	3,179,907
3,000	6.000%, 11/15/35	11/15 at 100.00	Baa3	2,278,800

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,108,322
2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,147,152

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	6,468,854

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,053,945
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	522,968
64,370	Total Minnesota			48,914,021
	Mississippi – 0.2%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	Ba3	236,670

1,389	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	974,297

4,500	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2008-B2, Trust 1196, 7.995%, 12/01/39 (IF)	6/18 at 100.00	Aaa	3,641,760
6,189	Total Mississippi			4,852,727
	Missouri – 3.3%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	212,588
600	5.625%, 3/01/25	3/16 at 100.00	N/R	480,564

	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B:
3,000	6.000%, 7/01/25 (Alternative Minimum Tax)	7/12 at 100.00	N/R	2,185,080
5,800	6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	3,884,724

	Broadway-Fairview Transportation Development District, Missouri, Transportation Sales Tax Revenue, Columbia, Series 2006A:
675	5.875%, 12/01/31	12/16 at 100.00	N/R	434,160
475	6.125%, 12/01/36	12/16 at 100.00	N/R	305,762

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:
$9,040	5.750%, 4/01/22	4/16 at 100.00	N/R	$6,848,975
3,165	5.875%, 4/01/30	4/16 at 100.00	N/R	2,208,695

200	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.125%, 8/01/26	8/14 at 100.00	N/R	166,468

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	481,481
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,123,820

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	5,125,972

2,480	Joplin Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Leased Housing Association, Series 2007A, 5.850%, 7/01/22 (Alternative Minimum Tax)	7/17 at 100.00	N/R	1,990,274

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
2,485	5.150%, 6/01/16	6/14 at 102.00	N/R	2,183,942
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,287,740

17,000	Lakeside 370 Levee District, Saint Charles County, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	14,494,540

6,685	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	A	4,819,551

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	942,138
1,650	5.350%, 6/15/32	6/15 at 103.00	N/R	1,115,285

	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A:
3,950	7.000%, 12/15/15 (Alternative Minimum Tax)	12/10 at 102.00	N/R	2,963,251
8,710	6.875%, 12/15/20 (Alternative Minimum Tax)	12/10 at 102.00	N/R	6,097,697
14,585	7.200%, 12/15/28 (Alternative Minimum Tax)	12/10 at 102.00	N/R	10,210,375
26,535	7.250%, 12/15/35 (Alternative Minimum Tax)	12/10 at 102.00	N/R	18,575,561

1,680	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	12/08 at 100.00	N/R	1,170,674

2,431	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	12/08 at 100.00	N/R	1,822,205

2,700	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	2,218,779

1,450	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	1,099,927

1,691	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,176,530

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	1,652,868

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	409,685
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	768,390

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,551,920

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	500,803

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
$1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	$701,540
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,623,325
142,687	Total Missouri			104,835,289
	Montana – 1.1%

9,810	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/10 at 101.00	BB–	8,098,253

31,989	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	26,655,154
41,799	Total Montana			34,753,407
	Nevada – 1.9%

7,810	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	12/08 at 100.00	BB+	5,213,253

	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1995A:
5,920	5.600%, 10/01/30 (Alternative Minimum Tax)	12/08 at 100.00	BB+	3,885,414
235	5.600%, 10/01/30 – ACA Insured (Alternative Minimum Tax)	12/08 at 100.00	N/R	154,235

15,425	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1997A, 5.900%, 11/01/32 (Alternative Minimum Tax)	11/08 at 100.00	BB+	10,422,210

100	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2004B, 5.000%, 12/01/33 – FGIC Insured (Alternative Minimum Tax)	12/14 at 100.00	BBB–	60,067

2,440	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Trust 2655, 1.503%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax) (IF)	10/15 at 100.00	A	0

7,515	Clark County, Nevada, Industrial Development Revenue Refunding Bonds, Nevada Power Company, Series 1995B, 5.900%, 10/01/30 (Alternative Minimum Tax)	12/08 at 100.00	BB+	5,220,746

1,265	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,055,579

	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company, Series 1995D:
25	5.300%, 10/01/11	12/08 at 100.00	BB+	23,457
685	5.450%, 10/01/23	12/08 at 100.00	BB+	492,748

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,000	5.625%, 1/01/32 – AMBAC Insured	1/10 at 102.00	AA	1,205,860
1,000	5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	AA	601,140

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23	1/10 at 102.00	N/R	232,710
41,800	7.375%, 1/01/40	1/10 at 102.00	N/R	9,740,654

1,620	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,088,689

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	948,470

3,120	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	2,397,408

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
560	6.000%, 8/01/27	4/15 at 102.00	N/R	403,922
2,790	6.150%, 8/01/37	4/15 at 102.00	N/R	1,905,682

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,670,813

2,500	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.500%, 9/01/20	9/18 at 100.00	N/R	2,228,450

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
$5,350	6.500%, 6/15/20	6/18 at 100.00	Ba2	$4,775,357
8,200	6.750%, 6/15/28	6/18 at 100.00	Ba2	6,957,208
114,735	Total Nevada			60,684,072
	New Hampshire – 0.1%

4,450	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006, 5.000%, 7/01/36 (6)	7/16 at 100.00	BBB+	3,171,560

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	156,754
4,650	Total New Hampshire			3,328,314
	New Jersey – 2.3%

10,000	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 6/11/09 (12)	No Opt. Call	N/R	3,917,000

2,750	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB+	1,842,418

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/08 at 101.00	N/R	737,620

50	New Jersey Economic Development Authority, General Motors Corporation, Series 1984, 5.350%, 4/01/09	No Opt. Call	B–	27,500

2,055	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	12/08 at 100.00	Ba1	1,980,219

400	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	11/08 at 100.00	CCC+	168,528

365	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/10 at 100.00	B3	166,440

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,085	6.625%, 9/15/12 (Alternative Minimum Tax)	No Opt. Call	B	891,241
2,070	6.250%, 9/15/19 (Alternative Minimum Tax)	9/09 at 101.00	B	1,361,812
13,045	6.400%, 9/15/23 (Alternative Minimum Tax)	9/09 at 101.00	B	8,062,332
27,320	6.250%, 9/15/29 (Alternative Minimum Tax)	9/09 at 101.00	B	15,439,898

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	949,845
2,430	7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	1,573,401

2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	1,465,720

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	393,636
765	5.500%, 7/01/33	7/13 at 100.00	Ba2	443,126

28,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (6)	6/18 at 100.00	AAA	26,083,526

	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996:
800	6.750%, 10/01/11 (Alternative Minimum Tax)	12/08 at 100.00	N/R	760,776

8,780	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	BBB	5,514,455
105,520	Total New Jersey			71,779,493

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
$1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	$1,236,057
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,166,372

1,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003B, 4.875%, 4/01/33	4/16 at 101.00	Baa3	578,950

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	955,125
500	5.750%, 9/01/21	9/16 at 100.00	N/R	398,735
3,500	6.000%, 9/01/32	9/16 at 100.00	N/R	2,496,900

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/28	10/18 at 100.00	N/R	1,082,269
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,054,118
13,680	Total New Mexico			10,968,526
	New York – 1.0%

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	357,865

	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001:
1,000	5.500%, 7/01/11	No Opt. Call	Ba1	956,980
1,535	5.750%, 7/01/12	7/11 at 101.00	Ba1	1,466,339
1,550	5.750%, 7/01/13	7/11 at 101.00	Ba1	1,460,612
1,755	5.750%, 7/01/15	7/11 at 101.00	Ba1	1,581,027
905	5.750%, 7/01/16	7/11 at 101.00	Ba1	799,568

500	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.125%, 7/01/21 – RAAI Insured	7/09 at 101.00	BBB+	487,710

4,020	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.150%, 8/01/16	No Opt. Call	N/R	3,271,597

62,000	Erie County Tobacco Asset Securitization Corporation, New York, Settlement Backed Bonds, 3rd Subordinate Series 2005D, 0.000%, 6/01/55	6/15 at 7.17	N/R	492,280

11,400	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	7,870,902

1,250	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001A, 6.375%, 7/01/31	7/12 at 100.00	B2	941,525

1,280	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	B2	964,122

1,025	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	B2	777,155

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax)	2/09 at 101.00	CCC+	76,224
430	5.400%, 7/01/20 (Alternative Minimum Tax)	2/09 at 101.00	CCC+	163,899

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	12/08 at 100.00	CCC+	1,017,381

2,180	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/08 at 102.00	BB+	1,142,952

95	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB+	68,966

1,000	New York City Industrial Development Authority, New York, JetBlue,, 5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B–	504,690

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$10	New York City, New York, Industrial Development Agency Revenue Bonds, Harlem Auto Mall Empowerment Zone General Motors Project, Series 2004, 5.125%, 12/30/23 – MBIA Insured (Alternative Minimum Tax)	7/14 at 100.00	B–	$3,210

3,500	New York Liberty Development Corporation, Revenue Bonds, National Sports Museum, 2006A, 6.125%, 2/15/19 (4)	2/16 at 100.00	N/R	418,635

	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996:
1,925	6.750%, 10/01/19 (Alternative Minimum Tax)	4/09 at 100.00	N/R	1,751,654

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/09 at 101.00	N/R	74,955

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998A, 6.150%, 3/01/15	3/10 at 100.00	N/R	916,420

	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998C:
1,500	6.150%, 3/01/15	3/10 at 100.00	N/R	1,374,630
1,600	6.200%, 3/01/20	3/10 at 100.00	N/R	1,275,120
104,565	Total New York			30,216,418
	North Carolina – 3.4%

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
500	6.750%, 8/01/24	8/18 at 100.00	N/R	423,760
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	2,889,816

	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149:
5,995	6.780%, 1/15/47 (IF)	1/18 at 100.00	AA–	3,686,445
10,200	6.780%, 1/15/39 (IF)	1/18 at 100.00	AA–	7,383,270

25,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Series 2007-1006, 5.000%, 1/15/45 (UB)	1/15 at 100.00	AA–	26,690,250

5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	4,158,330

47,660	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/44 (UB)	10/16 at 100.00	AA+	43,872,460

5,350	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	4,174,712

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
3,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,715,822
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,131,275

11,000	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Novant Health Inc., Series 2006, 4.500%, 11/01/36 (UB)	11/16 at 100.00	Aa3	8,124,050

	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Series 2005C:
750	5.250%, 10/01/24	10/15 at 100.00	N/R	545,130
1,600	5.500%, 10/01/32	10/15 at 100.00	N/R	1,113,520
122,480	Total North Carolina			106,908,840

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.1%

	Grand Forks, North Dakota, Senior Housing Revenue Bonds, 4000 Valley Square, Series 2006:
$2,765	5.125%, 12/01/21	12/15 at 100.00	N/R	$1,952,754
1,750	5.200%, 12/01/26	12/15 at 100.00	N/R	1,153,548
2,000	5.300%, 12/01/34	12/15 at 100.00	N/R	1,239,620

355	Oakes, North Dakota, Industrial Development Revenue Bonds, Omniquip International Inc. Project, Series 1999, 5.800%, 2/01/14 (Alternative Minimum Tax)	12/08 at 100.00	N/R	333,540
6,870	Total North Dakota			4,679,462
	Ohio – 4.2%

	Belmont County, Ohio, Revenue Bonds, Ohio Valley Health Services and Education Corporation, Series 1998:
500	5.700%, 1/01/13	1/10 at 100.00	B–	457,415
1,270	5.800%, 1/01/18	1/10 at 100.00	B–	1,043,788

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	839,678

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
12,000	6.500%, 6/01/47	6/17 at 100.00	BBB	8,271,000
49,845	5.875%, 6/01/47	6/17 at 100.00	BBB	31,183,530

500	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/14 at 102.00	N/R	394,300

13,915	Coshocton County, Ohio, Environmental Revenue Bonds, Smurfit-Stone Container Corporation, Series 2005, 5.125%, 8/01/13	No Opt. Call	B–	6,964,318

4,125	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2008, Trust 2801, 7.921%, 8/15/46 (IF)	8/16 at 100.00	A	0

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	768,130
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	662,210

4,440	Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General Motors Corporation, Series 1994, 6.750%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	B–	1,423,730

1,180	Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General Motors Corporation, Series 1999, 5.650%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	B–	378,733

8,220	Ohio Higher Educational Facilities Commission, Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008, Trust 3140, 9.784%, 1/01/38 (IF)	1/18 at 100.00	Aa2	5,604,800

1,500	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	B+	1,150,785

3,600	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	3/09 at 102.00	N/R	2,885,688

2,100	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)	9/09 at 102.00	N/R	1,800,897

470	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/09 at 101.00	Caa1	150,828

7,965	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/10 at 101.00	Caa1	2,555,809

38,020	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Caa1	12,201,378

7,060	Ohio, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 5.625%, 3/01/15	No Opt. Call	B–	2,264,354

7,355	Ohio, Solid Waste Revenue Bonds, General Motors Corporation, Series 2002, 6.300%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	B–	2,359,852

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
$3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	$2,649,964
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	8,625,100

8,185	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	6,565,598

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	409,450

65	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/09 at 103.00	BB+	37,578

2,400	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	N/R	1,956,144

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	9,757,905
18,400	6.350%, 7/01/27 (Alternative Minimum Tax)	7/17 at 102.00	N/R	13,856,856

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27	7/17 at 102.00	N/R	3,841,000
227,745	Total Ohio			131,060,818
	Oklahoma – 2.0%

	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
2,780	5.500%, 9/01/25	9/16 at 100.00	BBB	2,269,036
5,210	5.375%, 9/01/29	9/16 at 100.00	BBB	4,002,114
6,710	5.375%, 9/01/36	9/16 at 100.00	BBB	4,894,744

6,715	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	5,450,028

9,240	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Tender Option Bond Trust 1186, 7.647%, 8/15/38 (IF)	8/18 at 100.00	AA–	6,837,785

2,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 5.125%, 12/01/36	12/17 at 100.00	BBB	1,392,240

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,572,857
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,486,496

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	12/08 at 100.00	B–	721,127

16,760	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/08 at 100.00	B–	11,242,273

25	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	6/09 at 100.00	B–	24,780

22,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	18,712,320

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
1,985	6.000%, 5/01/25	5/16 at 103.00	N/R	1,487,777
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	2,596,740
83,520	Total Oklahoma			63,690,317
	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,220,030

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oregon (continued)

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
$500	4.850%, 10/01/20	12/08 at 100.00	N/R		$328,170
130	5.000%, 10/01/21	12/08 at 100.00	N/R		84,466
735	5.350%, 10/01/31	12/08 at 100.00	N/R		426,594

4,205	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax) (7)	12/08 at 100.00	B		3,040,930

2,710	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/09 at 100.00	B2		1,767,679

500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	12/08 at 100.00	B		431,565

3,350	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R		2,422,955
15,130	Total Oregon				10,722,389
	Pennsylvania – 2.5%

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series A of 2008, 6.000%, 10/15/38	10/18 at 100.00	Baa3		1,446,166

2,600	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3		1,832,662

8,035	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	BB–		6,773,826

5,200	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R		3,820,752

25	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998, 5.625%, 10/15/27	4/09 at 102.00	BB+		18,514

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
2,875	5.125%, 10/15/15	No Opt. Call	N/R		2,542,104
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R		3,681,782
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R		8,563,271

1,500	Cumberland County Municipal Authority, Pennsylvania, Retirement Community Revenue Bonds, Wesley Affiliated Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 101.00	N/R	(5)	1,741,650

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB		845,410

110	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/09 at 101.00	BB+		95,599

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
5,975	5.875%, 7/01/31	7/16 at 100.00	N/R		4,263,402
3,955	5.900%, 7/01/40	7/16 at 100.00	N/R		2,714,949

21,560	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Series 2007, Drivers 1829, 3.177%, 5/01/37 (IF)	5/17 at 100.00	AA		4,185,000

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R		345,880

2,855	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East Issue, Trust 2650, 0.035%, 11/15/34 (IF)	11/17 at 100.00	A1		0

740	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R		670,196

2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	4/09 at 102.00	N/R		1,218,280

750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/08 at 102.00	N/R		456,615

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2001A:
$1,250	6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	Ba3	$832,600
12,000	6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	Ba3	7,992,960

7,425	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	Ba3	4,945,644

3,300	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	Ba3	2,198,064

1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB	865,860

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
580	5.250%, 6/01/09	12/08 at 100.00	BB+	570,877
2,000	5.250%, 6/01/14	12/08 at 100.00	BB+	1,717,580
200	5.125%, 6/01/18	12/08 at 100.00	BB+	152,762

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
500	6.400%, 1/01/09 (Alternative Minimum Tax)	12/08 at 100.00	B–	494,220
1,000	6.500%, 1/01/13 (Alternative Minimum Tax)	1/09 at 100.00	B–	913,710
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	1/09 at 100.00	B–	1,274,460

4,900	Pennsylvania Economic Development Financing Authority, Subordinate Resource Recovery Revenue Bonds, Colver Project, Series 2005G, 5.125%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	4,054,897

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2	745,750

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	BB	3,595,864

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
1,025	5.800%, 5/01/16	No Opt. Call	BB+	930,239
1,380	6.050%, 5/01/23	5/16 at 100.00	BB+	1,135,064
985	6.250%, 5/01/33	5/16 at 100.00	BB+	752,471

2,940	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Trust 2651, 0.270%, 11/15/34 (IF)	11/17 at 100.00	A1	441,000

1,000	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	697,370
128,250	Total Pennsylvania			79,527,450
	Puerto Rico – 0.0%

2,065	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	6/10 at 100.00	CCC+	818,215

280	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/08 at 100.00	CCC+	112,378

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	21,767
2,375	Total Puerto Rico			952,360
	Rhode Island – 0.6%

	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005:
1,180	6.750%, 1/15/13	No Opt. Call	N/R	1,118,569
10,500	7.250%, 7/15/35	7/15 at 103.00	N/R	9,023,805

7,325	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2008, Trust 3210, 11.317%, 10/01/38 (IF)	4/18 at 100.00	AA+	5,731,600

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Rhode Island (continued)

$2,160	Rhode Island Housing and Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006A-1, Residuals 1591, 2.334%, 10/01/43 – FGIC Insured (Alternative Minimum Tax) (IF)	4/16 at 100.00	A		$0

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A		1,443,066

1,400	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R		1,303,764
24,115	Total Rhode Island				18,620,804
	South Carolina – 1.4%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39	11/17 at 100.00	N/R		4,511,895

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17	No Opt. Call	N/R		13,085,608

4,650	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R		3,013,898

3,550	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 0.000%, 5/01/20	5/16 at 101.00	N/R		2,970,995

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
1,000	5.250%, 10/01/26	11/16 at 100.00	N/R		710,060
3,215	5.300%, 10/01/35	11/16 at 100.00	N/R		2,101,838

500	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 5.950%, 9/01/31	9/12 at 100.00	BBB		372,350

850	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB		655,282

5,000	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Calhoun School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	A3		3,583,300

8,450	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Union County School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	AA		6,055,777

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R		760,551
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R		639,280

	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:
70	6.125%, 8/01/23 (6)	8/13 at 100.00	BBB+		64,046
765	6.250%, 8/01/31 (6)	8/13 at 100.00	BBB+		664,257

4,100	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	BBB+		2,931,787

725	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28 (Pre-refunded 5/15/16)	5/16 at 100.00	BBB	(5)	776,917

940	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	12/08 at 100.00	B+		693,438
55,202	Total South Carolina				43,591,279
	South Dakota – 0.3%

10,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (UB)	5/17 at 100.00	AA–		7,940,000
	Tennessee – 1.2%

1,500	Bradley County, Tennessee, Industrial Development Board Revenue Bonds, Olin Corporation Project, Series 1993C, 6.625%, 11/01/17	4/12 at 103.00	Baa3		1,363,200

4,470	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41 (6)	4/18 at 100.00	A+		3,737,546

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$13,955	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24	3/09 at 100.00	B–	$4,477,322

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37	11/17 at 100.00	N/R	1,112,520
23,000	5.500%, 11/01/46	11/17 at 100.00	N/R	16,546,430

3,750	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26 (10)	No Opt. Call	AA–	2,648,663

12,550	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	8,723,003
60,725	Total Tennessee			38,608,684
	Texas – 7.6%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,236,360

25,750	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	8,785,900

105	Angelina & Neches River Authority, Texas, Solid Waste Disposal Revenue Bonds, Champion International Project, Series 1995, 6.300%, 4/01/18 (Alternative Minimum Tax)	3/09 at 100.00	Baa3	91,727

8,765	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26	1/11 at 100.00	N/R	7,280,998

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006B:
5,000	5.750%, 1/01/24	1/17 at 100.00	BB	3,794,000
14,460	5.750%, 1/01/34	1/17 at 100.00	BB	10,048,399

11,355	Austin Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Rutland Place Apartments, Series 1998A, 6.500%, 11/01/33	11/08 at 102.00	B3	8,549,974

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa1	2,240,998

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	Caa1	1,289,986

6,800	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	Caa1	5,311,888

1,040	Brazos River Authority, Texas, Pollution Control Revenue Bonds, Texas Utilities, Series 1994, 5.400%, 5/01/29 (Alternative Minimum Tax)	11/15 at 100.00	Caa1	599,695

535	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	Caa1	396,697

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	Caa1	2,849,744

3,500	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2006, 5.000%, 3/01/41 (Alternative Minimum Tax)	3/11 at 100.00	Caa1	1,699,110

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Caa1	1,153,247

5,240	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	Caa1	4,552,250

1,300	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	Caa1	1,030,094

295	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999A, 5.375%, 4/01/19	4/09 at 101.00	BBB–	222,498

2,000	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	Caa1	1,595,380

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	4,205,601

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,930	Cass County Industrial Development Corporation, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2005, 4.800%, 3/01/25	3/15 at 100.00	BBB	$1,319,425

3,795	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/09 at 101.00	CCC+	1,523,047

2,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC	1,155,072

6,250	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	CCC+	2,195,063

2,000	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,547,600

1,250	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, A.W. Brown Fellowship Charter School, Series 2006A, 5.125%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB	874,425

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
375	6.000%, 2/15/14	2/13 at 100.00	N/R	360,049
895	7.000%, 2/15/24	2/13 at 100.00	N/R	796,505
1,085	7.250%, 2/15/29	2/13 at 100.00	N/R	957,079

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,070	7.000%, 9/01/25	9/14 at 100.00	N/R	2,570,081
15,660	7.125%, 9/01/34	9/14 at 100.00	N/R	13,167,085

1,400	Fort Worth Higher Education Finance Corporation, Texas, Higher Education Revenue Bonds, Texas Wesleyan University, Series 1997A, 6.000%, 10/01/16	12/08 at 100.00	Ba2	1,273,104

615	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BBB–	589,059

2,130	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Baa3	2,000,603

540	Gulf Coast Waste Disposal Authority, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 6.100%, 8/01/24 (Alternative Minimum Tax)	8/12 at 100.00	BBB	410,513

2,000	Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue Bonds, Waste Management of Texas Inc. Project, Series 2003C, 5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB	1,344,100

1,925	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation Project, Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)	4/09 at 101.00	BBB	1,230,807

3,300	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	2,613,864

630	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	648,289

8,605	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	6,235,785

6,810	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	5,136,238

1,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–	678,850

2,560	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998C, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–	1,401,498

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
3,505	6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B–	2,110,396
1,100	7.375%, 7/01/22 (Alternative Minimum Tax)	7/11 at 101.00	B–	673,343
8,135	6.750%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B–	4,860,500

12,360	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	12/08 at 100.00	B–	7,074,988

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	12/08 at 100.00	B–	$1,700,058

2,820	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	No Opt. Call	BBB–	2,134,430

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	3,169,858

280	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	284,029

5,000	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	N/R	4,040,750

	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Trust 2656:
3,500	1.059%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	A	0
4,110	0.469%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	A	0

8,610	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)	5/09 at 101.00	BBB–	5,888,465

11,090	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 2903, -3.505%, 1/01/38 (IF)	1/18 at 100.00	A3	5,458,332

12,000	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	9,309,840

7,450	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	5,793,195

715	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	6/10 at 101.00	Caa1	509,359

590	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	Caa1	512,563

2,635	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	Caa1	2,306,363

1,245	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	Caa1	821,775

1,260	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	Caa1	862,079

5,755	Sea Breeze Public Facility Corporation, Texas, Multifamily Housing Revenue Bonds, Sea Breeze Senior Apartments, Series 2006, 6.500%, 1/01/46 (Alternative Minimum Tax)	1/21 at 100.00	N/R	4,156,319

11,905	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 7.369%, 2/15/36 (IF)	2/17 at 100.00	AA–	7,846,705

5,740	Texas Department of Housing and Community Affairs, Multifamily Housing Revenue Bonds, Humble Parkway Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative Minimum Tax)	7/21 at 100.00	N/R	4,380,424

10,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 3.339%, 12/15/26	12/08 at 100.00	A2	6,500,000

18,890	Texas Municipal Gas Acquisition and Supply Corporation II, Gas Supply Revenue Bonds, Series 2007, Trust 1989, 3.223%, 9/15/27 (IF)	1/09 at 100.00	Aa2	5,893,680

8,230	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	N/R	5,194,447

3,750	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB	3,034,838

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3	3,181,756

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	Caa1	341,646

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$7,750	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37 (6)	7/17 at 100.00	Baa1	$5,485,760

9,280	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	BBB+	6,713,245

15,000	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 4.500%, 8/01/35 – MBIA Insured (UB)	8/16 at 100.00	AA	11,196,150
370,135	Total Texas			238,397,980
	Utah – 0.3%

750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/08 at 101.00	N/R	604,958

2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,326,239

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,495	5.550%, 11/15/21	11/16 at 100.00	N/R	1,212,161
945	5.550%, 11/15/26	11/16 at 100.00	N/R	706,917
4,095	5.700%, 11/15/36	11/16 at 100.00	N/R	2,883,167

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,262,118

1,000	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series, 6.250%, 6/15/28	6/17 at 100.00	N/R	798,090

675	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 6.000%, 7/15/37	7/15 at 102.00	N/R	495,686
13,410	Total Utah			10,289,336
	Virgin Islands – 0.0%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	771,240

625	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	BBB	520,181
1,625	Total Virgin Islands			1,291,421
	Virginia – 1.6%

1,250	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/24	1/17 at 100.00	N/R	915,638

9,435	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (7)	2/09 at 101.00	B2	6,133,788

840	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax) (7)	12/09 at 101.00	B2	608,588

650	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax) (7)	12/09 at 101.00	B2	457,698

502	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	509,234

3,300	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33	6/13 at 102.00	N/R	3,008,676

2,226	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	1,806,421

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
4,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,152,290
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	7,821,000

45	Giles County Industrial Development Authority, Virginia, (Hoechst Celanese Corporation) Alternative Minimum Tax, 6.625%, 12/01/22 (Alternative Minimum Tax)	12/08 at 100.00	B+	36,588

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/08 at 100.00	B+	$190,728

7,405	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax) (7)	12/08 at 101.00	B2	4,789,998

515	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BB–	425,040

22,055	Hopewell Industrial Development Authority, Virginia, Environmental Improvement Revenue Bonds, Smurfit Stone Container Corporation, Series 2005, 5.250%, 6/01/15	No Opt. Call	B–	11,034,999

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
25	6.250%, 7/01/11	7/10 at 102.00	N/R	24,208
40	6.350%, 7/01/12	7/10 at 102.00	N/R	38,477
110	6.550%, 7/01/14	7/10 at 102.00	N/R	104,717
45	6.625%, 7/01/15	7/10 at 102.00	N/R	42,185
560	6.875%, 7/01/20	7/10 at 102.00	N/R	489,642
715	7.000%, 7/01/25	7/10 at 102.00	N/R	606,191
855	7.000%, 7/01/30	7/10 at 102.00	N/R	705,614

3,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,743,350

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	2,927,550

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	511,915

1,000	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.375%, 11/01/32	11/15 at 100.00	N/R	686,560

986	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	813,184

325	Virginia Small Business Financing Authority, Industrial Development Water Revenue Bonds, S.I.L. Clean Water, LLC Project, Series 1999, 7.250%, 11/01/09 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	10,563

1,000	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	N/R	718,040
78,969	Total Virginia			51,312,882
	Washington – 0.9%

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,950	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,454,973
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,616,838

14,160	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/11 at 101.00	N/R	10,053,600

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005:
1,150	5.375%, 12/01/22	12/15 at 100.00	Baa2	891,906
1,500	5.500%, 12/01/30	12/15 at 100.00	Baa2	1,065,015

2,265	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,509,328

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R	5,724,212

7,090	Washington State Healthcare Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2008, Trust 1180, 7.364%, 10/01/35 (IF)	10/18 at 100.00	Aa3	5,362,876
38,135	Total Washington			27,678,748

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	West Virginia – 1.0%

$365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	N/R		$251,043

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R		1,392,042

	West Virginia Hospital Finance Authority Hospital Revenue Bonds (Thomas Health System, Inc.) Series 2008:
18,500	6.500%, 10/01/38	10/18 at 100.00	N/R		13,938,825
21,300	6.750%, 10/01/43	10/18 at 100.00	N/R		16,344,129
41,840	Total West Virginia				31,926,039
	Wisconsin – 1.1%

1,000	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 7.000%, 6/01/28	6/12 at 100.00	BBB		994,650

4,170	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R		3,015,452

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(5)	552,542

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22	8/15 at 102.00	N/R		241,521

1,245	Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa Paper Inc. Project, Series 1999B, 5.500%, 7/01/15	No Opt. Call	B2		1,008,276

295	Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa Papers Inc. Project, Series 1999A, 5.350%, 7/01/15	No Opt. Call	B2		236,755

6,490	Onalaska Community Development Authority, Wisconsin, Senior Housing Revenue Bonds, Bethany Lutheran Homes Inc., Series 2007, 5.250%, 1/01/42	1/14 at 101.00	N/R		4,164,633

9,295	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2008, Trust 1155, 6.976%, 11/15/31 (IF)	11/16 at 100.00	Aa1		6,676,599

1,040	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/09 at 101.00	BBB+		843,138

90	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/20	2/09 at 101.00	BBB+		81,921

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R		2,025,275

1,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21	10/11 at 100.00	BBB		1,273,299

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		1,952,573

6,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB		4,371,903

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
1,154	5.000%, 4/01/13	No Opt. Call	N/R		1,053,718
875	6.125%, 4/01/24	4/14 at 100.00	N/R		685,615
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R		729,270

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB		2,242,720

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–		2,001,552

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113:
1,965	0.583%, 8/15/26 (IF)	8/16 at 100.00	BBB+		0

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$11,000	0.580%, 8/15/30 (IF)	8/16 at 100.00	BBB+	$0
3,535	1.079%, 8/15/31 (IF)	8/16 at 100.00	BBB+	0
3,750	-0.432%, 8/15/34 (IF)	8/16 at 100.00	BBB+	0

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust 2191, 0.558%, 8/15/34 (IF)	8/16 at 100.00	BBB+	0
66,894	Total Wisconsin			34,151,412
	Wyoming – 0.3%

14,000	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB	9,147,294

$5,027,683	Total Long-Term Investments (cost $4,787,487,813) – 108.7%			3,418,044,239

	Short-Term Investments – 0.1%

$2,835	Carson Redevelopment Agency, California, Tax Allocation Bonds, Variable Rate Demand Obligations, Redevelopment Project Area 4, Series 2006, Rocs 696, 3.030%, 10/01/41 – AMBAC Insured (13)		VMIG-3	2,835,000

	Total Short-Term Investments (cost $2,835,000)			2,835,000

	Total Investments (cost $4,790,322,813) – 108.8%			3,420,879,239

	Floating Rate Obligations – (3.8)%			(118,690,000)

	Borrowings – (4.8)% (15) (16)			(150,000,000)

	Other Assets Less Liabilities – (0.2)%			(9,249,522)

	Net Assets – 100%			$3,142,939,717

Forward Swaps outstanding at October 31, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$15,000,000	Receive	3-Month USD-LIBOR	5.276%	Semi-Annually	7/29/09	7/29/34	$(1,570,867)
Morgan Stanley	10,000,000	Receive	3-Month USD-LIBOR	5.348	Semi-Annually	7/15/09	7/15/34	(1,158,479)
								$(2,729,346)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

Futures Contracts outstanding at October 31, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at October 31, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Short	(5,577)	12/08	$(630,898,125)	$25,679,089

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Portion of investment has been pledged as collateral for Recourse Trusts.

(7)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable.

(8)	Principal Amount (000) for rounds to less than $1,000.

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2008

(9)	Portion of investment has been pledged to collateralize the net payment obligations under futures contracts.

(10)	Portion of investment has been pledged to collateralize the net payment obligations under forward swap contracts.

(11)	On April 14, 2008, the Adviser concluded that the issuer was not likely to meet its interest payment obligations and directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s record. On July 1, 2008, the Fund received a default distribution of principal and interest from the issuer’s Debt Service Reserve Fund and applied such amounts to the Fund’s records as indicated by the issuer’s Notice to Bondholders.

(12)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(13)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(14)	Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.
(15)	Borrowings as a percentage of Total Investments is 4.4%.
(16)	At October 31, 2008, the Fund has pledged approximately $185 million of its eligible securities in the Portfolio of Investments as collateral for Borrowings.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.4%

$1,635	Alabama State Board of Education, Revenue Bonds, Jefferson State Community College, Series 2005, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 101.00	Aa3		$1,612,960

400	Bayou La Batre Utilities Board, Alabama, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%, 3/01/27 – RAAI Insured	3/09 at 100.00	BBB+		377,816

1,400	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		906,248

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3		1,961,140

5,000	Southeast Alabama Gas District, General System Revenue Bonds, Series 2000A, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 102.00	Aa3	(4)	5,346,250
10,435	Total Alabama				10,204,414
	Alaska – 1.3%

3,215	Alaska Industrial Development and Export Authority, Revenue Bonds, Lake Dorothy Hydroelectric Project, Series 2006, 5.000%, 12/01/35 – AMBAC Insured (Alternative Minimum Tax) (5)	12/11 at 100.00	AA		2,359,038

590	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 (Pre-refunded 9/01/09) – AMBAC Insured	9/09 at 101.00	AA	(4)	617,087

2,610	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 – AMBAC Insured	9/09 at 101.00	AA		2,678,330
6,415	Total Alaska				5,654,455
	Arizona – 0.5%

2,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(4)	2,317,350
	Arkansas – 0.5%

2,000	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 – FSA Insured	11/15 at 100.00	AAA		1,957,420
	California – 5.3%

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14	5/12 at 101.00	Aa3		2,150,440

2,975	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 11.625%, 11/15/46 (IF)	11/16 at 100.00	AA–		1,996,887

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/08 at 100.00	BB–		398,385

	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D:
1,350	5.500%, 6/01/17	12/13 at 100.00	A		1,396,116
1,490	5.500%, 6/01/19	12/13 at 100.00	A		1,517,193

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 0.156%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA		926,856

	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C:
1,000	5.500%, 7/01/31	7/17 at 100.00	A		891,910
1,000	5.500%, 7/01/31	7/17 at 100.00	A		891,910

8,000	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – MBIA Insured (ETM)	No Opt. Call	Aaa		4,349,120

6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2		4,333,500

6,740	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB		2,743,180

250	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008, 6.000%, 7/01/18 (Alternative Minimum Tax)	7/14 at 102.00	N/R		215,085

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	$1,168,514
34,620	Total California			22,979,096
	Colorado – 2.0%

2,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,885,300

1,150	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007, 5.000%, 12/01/26	12/17 at 100.00	N/R	792,005

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,148,857

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	389,605

1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	771,410

545	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative Minimum Tax)	4/10 at 105.00	AA	565,819

1,850	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aa2	1,910,477

250	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	A3	185,483

1,750	Tallgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.250%, 12/01/37	12/16 at 100.00	N/R	1,127,070
10,275	Total Colorado			8,776,026
	Connecticut – 1.5%

5,865	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/09 at 101.50	BBB	4,635,285

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 7.976%, 7/01/42 (IF)	7/17 at 100.00	AAA	1,813,440
7,865	Total Connecticut			6,448,725
	District of Columbia – 1.2%

1,000	District of Columbia, Friendship Pub Charter School, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	703,230

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	AA	4,443,090
5,365	Total District of Columbia			5,146,320
	Florida – 4.7%

1,000	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	826,320

800	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	548,280

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	932,010

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,156,438

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – FSA Insured (Alternative Minimum Tax) (6)	1/11 at 100.00	AAA	2,949,488

1,600	Jacksonville Port Authority, Florida, Seaport Revenue Bonds, Series 2000, 5.625%, 11/01/26 – MBIA Insured (Alternative Minimum Tax)	11/10 at 100.00	A2	1,384,144

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AAA	1,700,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,605	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	$1,814,278

2,000	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	1,577,940

1,975	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	1,440,565

1,000	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	655,490

3,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.500%, 10/01/18 – AMBAC Insured	No Opt. Call	AA	3,076,860

2,965	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,007,572

500	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	403,635
25,510	Total Florida			20,473,940
	Georgia – 0.6%

1,435	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Certificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,243,585

2,000	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,449,300
3,435	Total Georgia			2,692,885
	Idaho – 0.7%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Series 2008B, 6.000%, 12/01/23 (WI/DD, Settling 11/13/08)	12/18 at 100.00	AA	994,060

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
2,000	5.250%, 9/01/30	9/16 at 100.00	BBB–	1,450,840
750	5.250%, 9/01/37	9/16 at 100.00	BBB–	517,088
3,750	Total Idaho			2,961,988
	Illinois – 6.8%

995	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	BBB+	786,309

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA	1,443,935
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA	1,627,410

6,000	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 8.353%, 6/01/39 (Alternative Minimum Tax) (IF)	6/17 at 104.00	Aaa	5,371,199

8,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	6/09 at 100.00	BBB–	6,160,399

5,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A–	3,459,200

455	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	A+	391,650

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	819,120

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	BB–	2,099,730

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	A3	1,096,906

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	4,628,356

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA	$1,675,646
34,220	Total Illinois			29,559,860
	Indiana – 3.6%

2,805	DeKalb Eastern High School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 – FSA Insured	1/12 at 100.00	AAA	2,970,271

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa3	1,259,083

500	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa2	333,870

5,000	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 5.250%, 10/15/20	No Opt. Call	Aa2	4,041,100

3,500	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	2,576,280

435	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30 (Alternative Minimum Tax)	1/10 at 100.00	Aaa	411,949

1,025	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,126,731

3,000	Jasper County, Indiana Pollution Control, Northern Indiana Public Service, Commercial Paper, 5.600%, 11/01/16 – MBIA Insured	No Opt. Call	AA	2,964,480
17,500	Total Indiana			15,683,764
	Iowa – 0.3%

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BBB–	1,133,294
	Kansas – 1.0%

1,975	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	1,943,183

2,915	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	2,549,138
4,890	Total Kansas			4,492,321
	Kentucky – 1.0%

2,005	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	1,782,365

2,000	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	4/09 at 101.00	BB–	1,481,060

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008A-1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AAA	950,660
5,005	Total Kentucky			4,214,085
	Louisiana – 5.7%

2,575	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Projcect, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	BB+	2,297,595

305	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	4/10 at 105.00	Aaa	312,171

1,260	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	948,641

5,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	AA	5,319,930

3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	2,282,220

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – MBIA Insured	12/12 at 100.00	AA		$2,521,339

3,550	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	AA		3,096,772

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R		2,988,160

1,000	Rapides Parish Finance Authority, Louisiana, Pollution Control Revenue Bonds, Cleco Utility Group Inc. Project, Series, 6.000%, 10/01/38 (Mandatory put 10/01/11)	10/11 at 100.00	Baa1		991,270

4,750	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30	5/11 at 101.00	BBB		3,989,573
28,570	Total Louisiana				24,747,671
	Maryland – 1.2%

5,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21	4/13 at 100.00	AA+		4,999,800
	Massachusetts – 2.7%

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series A (2008), 6.250%, 1/15/28	1/18 at 100.00	N/R		3,587,228

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/08 at 102.00	BBB		2,598,240

5,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.375%, 8/01/21 (Pre-refunded 8/01/12) – MBIA Insured	8/12 at 100.00	AA	(4)	5,333,400
12,700	Total Massachusetts				11,518,868
	Michigan – 2.3%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	AA		2,724,172

1,000	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA		861,690

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA		501,415

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
2,000	5.250%, 8/15/23	2/09 at 101.00	BB		1,427,140
10	5.250%, 8/15/28	2/09 at 101.00	BB		6,647

3,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	2/09 at 100.00	BB		2,640,570

2,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A3		1,673,520
11,265	Total Michigan				9,835,154
	Minnesota – 1.1%

50	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1997G, 6.000%, 1/01/18	7/10 at 101.50	AA+		50,720

5,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	Baa3		3,798,000

1,080	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+		1,098,338
6,130	Total Minnesota				4,947,058

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.2%

$1,310	Mississippi Development Bank, Special Obligation Bonds, Capital Projects and Equipment Program, Series 2003A, 5.625%, 7/01/31 – AMBAC Insured	No Opt. Call	AA	$1,044,070
	Missouri – 1.1%

1,000	Lakeside 370 Levee District, Saint Charles County, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	852,620

1,350	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2004D, 5.500%, 9/01/34 (Alternative Minimum Tax)	3/14 at 100.00	AAA	1,244,714

1,924	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/09 at 100.00	N/R	1,508,839

1,500	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,232,655
5,774	Total Missouri			4,838,828
	Nevada – 0.4%

1,900	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	1,624,804
	New Hampshire – 3.0%

5,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – MBIA Insured	5/12 at 101.00	AA	5,147,120

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (WI/DD, Settling 11/06/08) (Alternative Minimum Tax)	5/16 at 101.00	N/R	2,193,415

4,075	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%, 1/01/35 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	3,850,142

1,925	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	1,695,232
15,000	Total New Hampshire			12,885,909
	New Jersey – 3.7%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	1,431,828

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/23	No Opt. Call	AA–	7,056,839

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – FSA Insured	No Opt. Call	AAA	3,016,680

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – FSA Insured	No Opt. Call	AAA	2,064,000

1,110	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,183,826

2,680	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB	1,475,662
17,125	Total New Jersey			16,228,835
	New Mexico – 1.0%

2,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 1996C, 6.300%, 12/01/16	12/08 at 100.00	Baa3	1,767,640

2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico – San Juan Project, Series 1997A, 5.800%, 4/01/22	4/09 at 100.00	Baa3	1,572,480

1,195	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,128,809
5,195	Total New Mexico			4,468,929

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 7.5%

$2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	1/09 at 101.00	A3	$1,677,060

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,006,960

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	3,632,520

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,301,900

3,500	New York City, New York, General Obligation Bonds, Fiscal Series 2004A, 5.500%, 8/01/20	8/13 at 100.00	AA	3,531,955

15	New York City, New York, General Obligation Bonds, Series 1991B, 7.500%, 2/01/09	12/08 at 100.00	AA	15,065

3,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA	3,374,945

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	2,213,889

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AA	4,969,600

5,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	4/09 at 100.00	N/R	4,549,750
33,140	Total New York			32,273,644
	North Carolina – 3.8%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	847,520

11,560	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/44 (UB)	10/16 at 100.00	AA+	10,641,327

3,550	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, 5.000%,10/01/41 (UB)	10/15 at 100.00	AA+	3,296,424

1,800	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,762,992
17,910	Total North Carolina			16,548,263
	Ohio – 1.5%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AAA	2,402,079

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	6.500%, 6/01/47	6/17 at 100.00	BBB	689,250
3,500	5.875%, 6/01/47	6/17 at 100.00	BBB	2,189,635

2,200	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	BBB	1,095,974
9,135	Total Ohio			6,376,938
	Oklahoma – 0.6%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A	1,722,838

1,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B–	992,540
2,730	Total Oklahoma			2,715,378

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 1.5%

$1,100	Allegheny County Hospital Development Authority, Pennsylvania, Insured Revenue Bonds, West Penn Allegheny Health System, Series 2000A, 6.500%, 11/15/30 (Pre-refunded 11/15/10) – MBIA Insured	11/10 at 102.00	AAA	$1,196,965

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	842,790

305	Falls Township Hospital Authority, Pennsylvania, FHA-Insured Revenue Refunding Bonds, Delaware Valley Medical Center, Series 1992, 7.000%, 8/01/22	2/09 at 100.00	AAA	307,016

2,530	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.500%, 7/01/40	7/17 at 100.00	N/R	1,963,584

2,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	12/08 at 100.00	BBB	1,655,420

500	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	494,425
7,435	Total Pennsylvania			6,460,200
	Puerto Rico – 1.8%

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+	1,010,914

1,970	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20 (Pre-refunded 12/01/12)	12/12 at 100.00	AAA	2,087,156

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	AA	4,658,700
8,000	Total Puerto Rico			7,756,770
	South Carolina – 3.6%

3,000	Charleston, South Carolina, Tax Increment Revenue Bonds, Charleston Neck redevelopment Project, Series 2007, 7.500%, 6/01/09	12/08 at 100.00	N/R	2,975,880

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	204,722

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
2,500	5.500%, 10/01/26	10/11 at 100.00	A	2,168,450
3,250	5.500%, 10/01/31	10/11 at 100.00	A	2,681,283

1,000	Newberry County, South Carolina, Special Source Revenue Bonds, Newberry County Memorial Hospital, Series 2005, 5.250%, 12/01/29 – RAAI Insured	12/15 at 100.00	A3	773,060

65	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25 (Alternative Minimum Tax)	11/08 at 100.00	Aa1	65,563

4,920	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	2/13 at 100.00	Aaa	4,537,027

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	Aa2	1,991,560
16,935	Total South Carolina			15,397,545
	South Dakota – 1.2%

5,555	South Dakota Education Loans Inc., Revenue Bonds, Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)	12/08 at 102.00	A2	5,082,381
	Tennessee – 4.7%

1,700	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.625%, 4/01/38	4/18 at 100.00	A+	1,401,038

2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	2,158,165

8,115	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AA	7,415,320

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

$5,400	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St. Jude’s Children’s Research Foundation, Series 1999, 5.375%, 7/01/29 (Pre-refunded 7/01/09)	7/09 at 102.00	N/R	(4)	$5,633,387

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
2,000	5.500%, 11/01/37	11/17 at 100.00	N/R		1,483,360
1,000	5.500%, 11/01/46	11/17 at 100.00	N/R		719,410

2,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	AA–		1,491,820
22,650	Total Tennessee				20,302,500
	Texas – 5.6%

1,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		1,160,700

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AA+		1,190,833

	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Medical Center Project, Series 2000:
3,250	6.375%, 10/01/25 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	A3	(4)	3,521,863
3,000	6.375%, 10/01/29 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	A3	(4)	3,250,950

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		902,130

3,000	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/33	1/18 at 100.00	A3		2,599,860

2,000	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/21	No Opt. Call	AA–		1,532,500

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2		2,845,143

4,000	Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A+	(4)	4,373,240

3,020	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.750%, 5/15/21	5/11 at 101.00	Baa3		2,992,246
25,110	Total Texas				24,369,465
	Utah – 1.0%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/09 at 100.00	N/R		3,049,760

	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series:
500	6.250%, 6/15/28	6/17 at 100.00	N/R		399,045
950	6.500%, 6/15/38	6/17 at 100.00	N/R		748,695
4,975	Total Utah				4,197,500
	Virgin Islands – 0.5%

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	7/10 at 100.00	N/R		2,159,588
	Virginia – 0.9%

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	12/08 at 100.00	BB–		830,072

3,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3		2,885,310
4,075	Total Virginia				3,715,382
	Washington – 2.9%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – MBIA Insured	9/12 at 100.00	AA		178,028

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AA	$4,712,700

1,000	Skagit County Public Hospital District 1 , Washington, Skagit Valley Hospital, Series 2007, 5.625%, 12/01/25	12/17 at 100.00	Baa2	763,200

3,000	Washington State Healthcare Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2008, 5.375%, 10/01/31	10/18 at 100.00	Aa3	2,629,530

4,750	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	4,226,265
13,925	Total Washington			12,509,723
	West Virginia – 0.7%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	385,860

	West Virginia Hospital Finance Authority Hospital Revenue Bonds (Thomas Health System, Inc.) Series 2008:
2,000	6.500%, 10/01/28	10/18 at 100.00	N/R	1,580,520
1,500	6.500%, 10/01/38	10/18 at 100.00	N/R	1,130,175
4,000	Total West Virginia			3,096,555
	Wisconsin – 3.6%

2,200	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27	6/12 at 100.00	BBB	2,095,896

3,500	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	3,208,975

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AA	2,666,960

550	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2008, Trust 1155, 7.197%, 11/15/31 (IF)	11/16 at 100.00	AA	395,065

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/09 at 101.00	BBB+	1,621,420

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	2,531,910

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113:
195	–0.428%, 8/15/26 (IF)	8/16 at 100.00	BBB+	—
2,775	0.580%, 8/15/33 (IF)	8/13 at 100.00	BBB+	—

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust 2191, 0.558%, 8/15/34 (IF)	8/16 at 100.00	BBB+	—

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	158,643

4,985	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Driver Series 2053, 7.802%, 3/01/36 (Alternative Minimum Tax) (IF)	9/14 at 100.00	AA	3,021,920
24,215	Total Wisconsin			15,700,789
	Wyoming – 0.6%

2,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,633,450

1,000	Wyoming Loan and Investment Board, Capital Facilities Revenue Bonds, Series 2005, 5.000%, 10/01/24	10/14 at 100.00	AA+	983,800
3,500	Total Wyoming			2,617,250
$490,759	Total Investments (cost $479,863,375) – 97.8%			423,115,740

	Floating Rate Obligation – (0.9)%			(4,000,000)

	Other Assets Less Liabilities – 3.1%			13,440,225

	Net Assets – 100%			$432,555,965

Futures Contracts outstanding at October 31, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at October 31, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Short	(125)	12/08	$(14,140,625)	$543,570

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment has been pledged to collateralize the net payment obligations under futures contracts.

(6)	Portion of investment has been pledged as collateral for Recourse Trusts.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 4.3%

$10,000	Alabama Incentives Financing Authority, Special Obligation Bonds, Series 1999A, 6.000%, 10/01/29 – AMBAC Insured	10/09 at 102.00	AA		$10,089,700

5,000	Houston County Health Care Authority, Alabama, Revenue Bonds, Series 2000, 6.125%, 10/01/25 (Pre-refunded 10/01/09) – AMBAC Insured	10/09 at 101.00	Aa3	(4)	5,251,200

9,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 101.00	AA	(4)	9,653,760

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – MBIA Insured	8/12 at 77.49	AA		7,202,631
36,255	Total Alabama				32,197,291
	Arizona – 1.2%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA+		980,770

4,970	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Campaigne Place on Jackson, Series 2001, 5.800%, 6/20/41 (Alternative Minimum Tax)	6/11 at 102.00	Aaa		4,120,528

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		3,991,980
11,970	Total Arizona				9,093,278
	Arkansas – 0.3%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – MBIA Insured	11/14 at 100.00	Aa3		1,937,700
	California – 17.8%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	AA		1,200,984

5,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AA		4,854,350

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – MBIA Insured	12/14 at 100.00	AAA		10,911

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – MBIA Insured	12/14 at 100.00	AAA		958,033

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2		887,650

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A2		847,150

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+		3,396,334

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	AA		4,562,250

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	AA		2,170,103

5,000	California, General Obligation Bonds, Series 2003, 5.000%, 2/01/32	8/13 at 100.00	A+		4,527,900

4,500	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	AA		4,161,555

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	AA		1,250,115

1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448, 0.891%, 6/01/35 – FGIC Insured (IF)	6/15 at 100.00	A		66,630

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,288,854

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – FSA Insured	No Opt. Call	AAA		829,877

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA		$5,725,320

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A–		4,544,108

5,470	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA		4,642,334

8,000	Oakland, California, Insured Revenue Bonds, 1800 Harrison Foundation – Kaiser Permanente, Series 1999A, 6.000%, 1/01/29 (Pre-refunded 1/01/10) – AMBAC Insured	1/10 at 100.00	AA	(4)	8,363,600

2,355	Oakland, California, Sewerage Revenue Bonds, Series 2004A, 5.000%, 6/15/25 – FSA Insured	6/14 at 100.00	AAA		2,249,873

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – MBIA Insured (ETM)	2/09 at 100.00	AA	(4)	14,089,212

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		10,964,600

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AA		1,635,163

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,399,125

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – FSA Insured	5/15 at 100.00	AAA		9,267,100

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – MBIA Insured	9/14 at 100.00	AA		1,400,505

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA		5,564,802

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – MBIA Insured	No Opt. Call	AA		3,158,164
51,000	0.000%, 1/15/31 – MBIA Insured	No Opt. Call	AA		11,405,130

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – MBIA Insured	8/17 at 100.00	AA		6,401,388

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA		3,300,995

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – MBIA Insured	10/12 at 100.00	AA		4,663,250

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	AA		1,813,920
189,695	Total California				132,601,285
	Colorado – 4.5%

	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999:
5,030	5.875%, 12/01/19 – AMBAC Insured	12/09 at 100.00	Aa3		5,147,048
5,000	6.000%, 12/01/29 – AMBAC Insured	12/09 at 100.00	Aa3		5,009,000

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A		1,937,577

10,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 1999, 5.750%, 5/15/24 (Pre-refunded 5/15/09) – FSA Insured	5/09 at 101.00	AAA		10,321,100

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – MBIA Insured	No Opt. Call	AA		3,036,150

3,750	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 65.63	Aaa		2,333,475

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	$950,887

2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – MBIA Insured	12/14 at 100.00	Aa3	2,747,180

1,650	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	AA	1,570,190
46,450	Total Colorado			33,052,607
	Connecticut – 0.4%

2,750	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	2,760,643
	Florida – 2.8%

1,075	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 6.250%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	1/10 at 100.00	AAA	1,092,748

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – FSA Insured (Alternative Minimum Tax)	8/10 at 100.00	AAA	3,383,258

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	5,148,660

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	2,985,640
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,267,897

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
900	5.550%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	829,062
2,505	5.750%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	2,095,533
24,240	Total Florida			20,802,798
	Georgia – 2.1%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – MBIA Insured	12/15 at 100.00	AA	1,856,080

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – MBIA Insured	7/14 at 100.00	A2	4,876,562

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – MBIA Insured	5/14 at 100.00	AA	1,261,275
2,490	5.250%, 5/01/23 – MBIA Insured	5/14 at 100.00	AA	2,475,035
2,440	5.000%, 5/01/36 – MBIA Insured	5/14 at 100.00	AA	2,191,779

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa2	2,113,875

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	883,450
16,385	Total Georgia			15,658,056
	Hawaii – 1.4%

10,000	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 – FSA Insured (UB)	2/12 at 100.00	AAA	10,147,500
	Idaho – 0.3%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – MBIA Insured	7/16 at 100.00	Aa3	1,006,920
1,065	5.000%, 7/15/24 – MBIA Insured	7/16 at 100.00	Aa3	1,068,302
2,065	Total Idaho			2,075,222

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois – 4.6%

$5,000	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 7.772%, 12/01/24 (IF)	6/16 at 100.00	AAA		$4,934,200

9,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AA		8,432,100

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – MBIA Insured	1/16 at 100.00	AA		2,730,589

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – MBIA Insured (Alternative Minimum Tax)	1/12 at 100.00	AA		2,821,440

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – MBIA Insured	12/08 at 100.00	AAA		310,642

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 – FGIC Insured	1/12 at 100.00	AA		1,800,895

6,500	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.875%, 11/15/20 – MBIA Insured	11/10 at 101.00	AA		6,260,085

2,705	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.400%, 12/01/20 – MBIA Insured	12/10 at 100.00	AA		2,724,449

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – MBIA Insured	No Opt. Call	AA		3,897,662
39,360	Total Illinois				33,912,062
	Indiana – 5.9%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	A+	(4)	3,414,225
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	A+	(4)	9,209,845

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – MBIA Insured	7/12 at 100.00	AA+	(4)	4,287,400

4,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – MBIA Insured	1/17 at 100.00	AA		3,267,960

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AA	(4)	12,763,943
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AA	(4)	6,518,556

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,212,280

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – MBIA Insured	4/12 at 100.00	AA	(4)	1,081,089
41,800	Total Indiana				43,755,298
	Kansas – 0.8%

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – MBIA Insured	5/15 at 100.00	AA		2,867,898

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – FSA Insured	9/14 at 101.00	AAA		3,054,058
6,200	Total Kansas				5,921,956
	Louisiana – 2.2%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – MBIA Insured	11/14 at 100.00	AA		3,017,040

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,122,680

2,940	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA		2,757,544

10,000	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006, 4.750%, 5/01/39 – FSA Insured (UB)	5/16 at 100.00	AAA		8,117,700
18,645	Total Louisiana				16,014,964

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maine – 0.0%

$180	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A, 5.875%, 7/01/25 – FSA Insured	12/08 at 100.00	AAA		$180,203
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BBB–		885,371
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BBB–		1,460,165
2,800	Total Maryland				2,345,536
	Massachusetts – 2.2%

9,095	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	AA		7,922,382

8,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	8,320,080
17,095	Total Massachusetts				16,242,462
	Michigan – 7.1%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	AA		5,739,552

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – MBIA Insured	5/15 at 100.00	AA		8,102,089

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BBB		3,007,729

2,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	4/09 at 100.00	AA		2,157,188

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Ascension Health Credit Group, Series 1999A:
12,000	5.750%, 11/15/17 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA		12,535,199
13,675	6.125%, 11/15/26 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA		14,337,279

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,713,900

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	AA		5,190,487
59,250	Total Michigan				52,783,423
	Minnesota – 1.5%

2,150	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Lien Airport Revenue Bonds, Series 2001D, 5.750%, 1/01/16 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	AA		2,092,058

9,675	St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 – FSA Insured	5/10 at 101.00	Aaa		9,150,809
11,825	Total Minnesota				11,242,867
	Mississippi – 1.1%

7,450	Walnut Grove Correctional Authority, Mississippi, Certificates of Participation, Department of Corrections, Series 1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) – AMBAC Insured	11/09 at 102.00	AA	(4)	7,911,304
	Missouri – 1.0%

7,600	Missouri-Illinois Metropolitan District Bi-State Development Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA		7,359,004
	Nevada - 1.3%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/09 at 102.00	AA		2,633,164

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3		1,838,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
$4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	AA	$2,221,284
2,000	5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	AA	1,202,280

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	AA	2,053,863
13,795	Total Nevada			9,949,391
	New Jersey – 3.0%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – MBIA Insured	7/14 at 100.00	AA	1,730,288
1,775	5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AA	1,719,283

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–	2,175,069

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	AA	6,423,105
4,000	5.000%, 1/01/23 – FSA Insured	7/13 at 100.00	AAA	3,877,320

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – FSA Insured	1/15 at 100.00	AAA	3,023,550
3,315	5.000%, 1/01/25 – FSA Insured	1/15 at 100.00	AAA	3,316,525
22,515	Total New Jersey			22,265,140
	New York – 2.9%

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AA	1,690,684

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,649,049

60	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Driver Trust 1649, 2006, 4.745%, 2/15/47 – MBIA Insured (IF)	2/17 at 100.00	AA	24,713

3,870	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – MBIA Insured (UB)	2/17 at 100.00	AA	2,754,163

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,182,596

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	4,668,750

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	Aa3	136,004

1,535	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	1,501,061

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA	2,612,892
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	1,480,155
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	972,780
23,915	Total New York			21,672,847
	North Dakota – 0.6%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 – AMBAC Insured	6/12 at 100.00	AA	4,498,100

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 2.1%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$140	5.125%, 6/01/24	6/17 at 100.00	BBB	$109,732
1,420	5.875%, 6/01/30	6/17 at 100.00	BBB	995,434
1,370	5.750%, 6/01/34	6/17 at 100.00	BBB	912,420
3,145	5.875%, 6/01/47	6/17 at 100.00	BBB	1,967,543

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – FSA Insured	6/14 at 100.00	AAA	1,002,350

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	AA	2,295,900

2,835	Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond Trust 2706, 0.472%, 12/01/32 – AMBAC Insured (IF)	12/16 at 100.00	A2	881,657

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – FSA Insured	12/15 at 100.00	AAA	2,203,466

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – FSA Insured	12/13 at 100.00	Aaa	2,854,157

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	2,132,340
20,290	Total Ohio			15,354,999
	Oklahoma – 0.5%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	AA–	826,970

2,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999A, 6.000%, 6/01/21 – FGIC Insured	6/10 at 100.00	AA	2,007,740

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	6/10 at 100.00	AA	911,930
4,000	Total Oklahoma			3,746,640
	Oregon – 0.4%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,691,225
	Pennsylvania – 1.8%

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	AA	1,003,013

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – FSA Insured	9/14 at 100.00	AAA	4,710,034

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – MBIA Insured	9/15 at 100.00	AA	2,410,730

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – FSA Insured	5/15 at 100.00	Aaa	5,109,468
13,660	Total Pennsylvania			13,233,245
	Puerto Rico – 1.8%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	BBB+	1,201,350

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	880,261
2,550	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	2,653,250
3,000	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	3,106,380
3,440	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	3,535,804
2,250	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	2,286,135
13,330	Total Puerto Rico			13,663,180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Rhode Island – 0.1%

$1,000	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – MBIA Insured	1/09 at 100.00	AA		$1,041,380
	South Carolina – 1.7%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – MBIA Insured	8/14 at 100.00	AA		2,068,731

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – FSA Insured	4/12 at 100.00	AAA		3,533,600

6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – FSA Insured	4/12 at 100.00	Aaa		7,024,025
12,455	Total South Carolina				12,626,356
	Tennessee – 4.5%

10,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Program Loans, Washington County, 2007 Series B12A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	AA–		7,589,100

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		632,484
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		651,837
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,127,360

	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Apartments, Series 2000A:
1,190	5.850%, 7/01/20 – MBIA Insured	7/10 at 102.00	A2		922,250
5,155	5.950%, 7/01/31 – MBIA Insured	7/10 at 102.00	A2		3,530,247

2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AA		1,827,560

16,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30 (Pre-refunded 11/15/09) – AMBAC Insured	11/09 at 101.00	AAA		16,858,237
37,420	Total Tennessee				33,139,075
	Texas – 8.7%

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
8,000	5.625%, 11/01/26 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		6,869,440
3,855	5.500%, 11/01/31 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		3,157,091

275	DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) – FGIC Insured	2/11 at 100.00	AA–	(4)	290,087

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – MBIA Insured	2/17 at 100.00	AA		4,161,050

205	Harris County Hospital District, Texas, Revenue Refunding Bonds, Series 1990, 7.400%, 2/15/10 – AMBAC Insured	No Opt. Call	AA		211,574

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – MBIA Insured	11/11 at 100.00	AA		4,934,900
6,500	5.250%, 11/15/22 – MBIA Insured	11/11 at 100.00	AA		6,367,205
6,800	5.250%, 11/15/30 – MBIA Insured	11/11 at 100.00	AA		5,868,400
2,500	5.375%, 11/15/41 – MBIA Insured	11/11 at 100.00	AA		2,057,300

5,010	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – MBIA Insured	3/12 at 100.00	AA		4,900,281

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,189,905

20,000	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	AA		11,864,000

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Williamson County, Texas, General Obligation Bonds, Series 2001:
$5,935	5.500%, 2/15/21 – FSA Insured (UB)	2/11 at 100.00	AAA		$6,199,582
6,275	5.500%, 2/15/22 – FSA Insured (UB)	2/11 at 100.00	AAA		6,554,739
76,545	Total Texas				64,625,554
	Utah – 0.9%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	11/08 at 100.00	AA		5,005,150

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007, 0.000%, 6/15/29 – MBIA Insured	6/17 at 55.29	AA		1,807,969
11,830	Total Utah				6,813,119
	Vermont – 0.0%

280	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – FSA Insured	11/09 at 100.00	AAA		283,990
	Virginia – 0.8%

5,755	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/20 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	AA	(4)	6,194,567
	Washington – 8.9%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – MBIA Insured (Alternative Minimum Tax)	7/11 at 101.00	AA		2,464,200

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		3,952,620

	Douglas County Public Utility District 1, Washington, Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
2,975	6.300%, 9/01/15 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AA		2,994,427
1,135	6.350%, 9/01/18 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AA		1,135,397

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station - Nuclear Project 2, Series 2002C, 5.750%, 7/01/18 – MBIA Insured (UB)	7/12 at 100.00	Aaa		10,423,300

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		6,354,950

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	AA		5,483,400

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		6,990,844

460	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 (Pre-refunded 3/01/10) – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		486,533

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AA		8,270,789

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,703,640

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Refunding Bonds, Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	A+		1,006,400

7,825	Snohomish County School District 16, Washington, Unlimited Tax General Obligation Bonds, Arlington School, Series 2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aa1	(4)	8,354,596

2,050	Washington State Higher Education Facilities Authority, Revenue Bonds, Gonzaga University, Series 2002, 5.050%, 4/01/22 (Pre-refunded 10/01/12) – MBIA Insured	10/12 at 100.00	AA	(4)	2,198,277

5,000	Washington State, General Obligation Bonds, Tender Option Bond Trust 1122, 7.719%, 7/01/29 – FSA Insured (IF)	7/16 at 100.00	AAA		4,637,600
69,520	Total Washington				66,456,973
	Wisconsin – 1.2%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A–		2,222,280

Principal Amount (000)	Description (1)		Ratings (3)		Value

	Wisconsin (continued)

$1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	AA		$1,528,461

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – MBIA Insured	5/13 at 100.00	AA	(4)	5,366,800
8,650	Total Wisconsin				9,117,541
$896,475	Total Long-Term Investments (cost $812,268,711) – 103.0%				765,368,781

	Short-Term Investments – 0.3%

$2,500	Chicago Board of Education, Illinois, General Obligation and Dedicated Tax Bonds, Variable Rate Demand Obligations, Series 2005-E2, 9.000%, 3/01/26 – CIFG Insured (5)		AA–		$2,500,000

	Total Short-Term Investments (cost $2,500,000)				2,500,000

	Total Investments (cost $814,768,711) – 103.3%				767,868,781

	Floating Rate Obligations – (5.2)%				(38,735,000)

	Other Assets Less Liabilities – 1.9%				14,473,428

	Net Assets – 100%				$743,607,209

At least 80% of the Fund’s net assets are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.8%

$7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	AA		$7,439,405

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,000	5.250%, 11/15/16	11/15 at 100.00	Baa1		2,763,540
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa1		1,959,805

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		739,838
820	5.000%, 11/15/15	No Opt. Call	A3		774,941
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		2,711,446

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,100	5.000%, 1/01/09	No Opt. Call	BBB		3,707,630
6,120	5.000%, 1/01/10	No Opt. Call	BBB		5,210,568
4,000	5.250%, 1/01/11	No Opt. Call	BBB		3,405,280
10,000	5.250%, 1/01/12	No Opt. Call	BBB		7,977,300
7,000	5.250%, 1/01/13	No Opt. Call	BBB		5,612,180
10,000	5.250%, 1/01/14	No Opt. Call	BBB		8,019,500

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		9,912,154

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
430	5.000%, 12/01/08	No Opt. Call	BBB		429,604
790	5.000%, 12/01/09	No Opt. Call	BBB		781,871
500	5.000%, 12/01/10	No Opt. Call	BBB		488,035
1,645	5.000%, 12/01/14	No Opt. Call	BBB		1,491,752
71,090	Total Alabama				63,424,849
	Arizona – 1.3%

2,060	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.125%, 7/01/09 (ETM)	No Opt. Call	A	(4)	2,113,704

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A		2,586,176
1,000	5.000%, 4/01/17	4/14 at 100.00	A		960,120

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	A2	(4)	6,557,160

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,405,416

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14	No Opt. Call	BBB		2,890,590

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	AA		11,474,320
28,305	Total Arizona				28,987,486
	Arkansas – 1.6%

500	Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Baxter County Regional Hospital, Series 1999B, 5.000%, 9/01/09	No Opt. Call	BBB		503,350

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – FSA Insured	12/15 at 100.00	AAA		1,443,378

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – FSA Insured	11/16 at 100.00	AAA		6,999,873
6,740	4.500%, 11/01/19 – FSA Insured	11/16 at 100.00	AAA		6,501,741

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006:
$8,715	4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA	$8,760,318
2,310	4.000%, 9/01/14 – FGIC Insured	No Opt. Call	AA	2,301,938

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	AA	1,198,358
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	AA	943,550

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	523,112
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,016,288
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,055,041
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,099,460

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,210,501
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	901,600
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,029,079
36,290	Total Arkansas			35,487,587
	California – 7.0%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
8,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	8,896,320
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	11,079,100

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	1/09 at 100.00	AA	3,790,747

7,680	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	6,889,805

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/08 at 100.00	BB–	796,770

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A	8,477,943
3,940	5.500%, 6/01/17	12/13 at 100.00	A	4,074,590

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
1,945	5.250%, 7/01/11	No Opt. Call	BBB	1,888,926
750	5.250%, 7/01/13	No Opt. Call	BBB	705,810
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	925,536

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA	8,146,500

	California, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	AA+	10,671,500
7,500	5.250%, 7/01/14	No Opt. Call	AA+	8,017,800

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – MBIA Insured	2/13 at 100.00	AA	11,353,606

18,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AA	19,089,360

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA	1,041,746

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,500	5.000%, 6/01/17	No Opt. Call	BBB	6,543,900
10,765	4.500%, 6/01/27	6/17 at 100.00	BBB	8,619,751

795	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	850,006

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	AA		$5,323,400

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FSA Insured	7/13 at 100.00	AAA		5,476,050

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 - AMBAC Insured	4/09 at 100.50	AA		5,790,540

4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999, 6.250%, 9/01/29 (Pre-refunded 9/01/09)	9/09 at 101.00	N/R	(4)	4,191,520

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		105,207

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – FSA Insured	5/13 at 101.00	AAA		8,175,120

7,780	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003Q, 5.000%, 9/01/16 (Pre-refunded 9/01/11) – FSA Insured	9/11 at 101.00	AAA		8,352,452

595	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/09 at 100.00	Baa3		584,582
159,460	Total California				159,858,587
	Colorado – 2.4%

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		15,051,911

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB–		5,374,217

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		926,900
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		913,280

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		9,645,400

3,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	AA		2,958,630

9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		9,444,335

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	6,132,184

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – MBIA Insured	9/15 at 100.00	AA		4,692,850
59,245	Total Colorado				55,139,707
	Connecticut – 0.1%

3,450	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/09 at 100.00	BBB		2,684,342
	District of Columbia – 2.1%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
325	5.375%, 5/15/10	No Opt. Call	BBB		324,873
7,090	6.000%, 5/15/11	No Opt. Call	BBB		7,113,397
3,500	5.800%, 5/15/13	5/11 at 101.00	BBB		3,418,275
3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,592,736
9,035	6.250%, 5/15/24	5/11 at 101.00	BBB		8,046,300
2,920	6.500%, 5/15/33	No Opt. Call	BBB		2,321,896

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – FSA Insured	4/09 at 160.00	AAA		10,611,228

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	District of Columbia (continued)

$11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	AA		$11,924,095
48,195	Total District of Columbia				47,352,800
	Florida – 5.9%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AA		4,645,450

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,380	5.000%, 3/01/15 – MBIA Insured	No Opt. Call	AA		12,403,770
33,060	5.000%, 3/01/17 – MBIA Insured	No Opt. Call	AA		32,346,235

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		5,213,900

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – FSA Insured	7/13 at 101.00	AAA		8,004,108

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	AA+		7,584,408

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	AA		5,306,900

3,675	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/10	No Opt. Call	BBB+		3,686,981

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AA		4,518,000

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	A2	(4)	6,392,160

45	Orange County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Series 1997B, 5.400%, 9/01/09 (Alternative Minimum Tax)	3/09 at 101.00	AAA		45,240

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,280,891

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – MBIA Insured	No Opt. Call	AA		8,040,204

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – MBIA Insured	9/16 at 100.00	A2		9,358,992

20,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–		17,376,200

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – FSA Insured	1/15 at 100.00	AAA		6,041,792
137,830	Total Florida				135,245,231
	Georgia – 0.5%

10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/11 at 100.00	AA		9,986,500

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB		872,460
11,000	Total Georgia				10,858,960
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BBB–		406,283
1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,082,016
1,750	Total Idaho				1,488,299

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois – 6.8%

$17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		$18,853,275

6,615	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 7.772%, 12/01/24 (IF)	6/16 at 100.00	AAA		6,527,947

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	AA	(4)	9,854,572

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	1/09 at 100.00	AA		6,947,120

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AA		9,500,500

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		20,672,800

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		6,591,780

1,000	Illinois Development Finance Authority, Adjustable Rate Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB		984,440

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa1		1,552,853

	Illinois Health Facilities Authority, Revenue Bonds, Centegra Health System, Series 1998:
500	5.500%, 9/01/09	3/09 at 101.00	A–		505,660
900	5.500%, 9/01/10	3/09 at 101.00	A–		909,837

9,025	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 7.000%, 5/15/22	5/10 at 101.00	Baa3		9,026,715

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002:
595	5.125%, 5/15/10	No Opt. Call	Baa3		597,868
905	5.250%, 5/15/11	No Opt. Call	Baa3		906,059
600	5.250%, 5/15/12	No Opt. Call	Baa3		591,720

1,140	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		1,172,125

1,000	Illinois Health Facilities Authority, Revenue Bonds, Methodist Medical Center of Illinois, Series 1998, 5.500%, 11/15/12 – MBIA Insured	11/08 at 101.00	AA		1,005,180

3,000	Illinois Health Facilities Authority, Revenue Bonds, Passavant Memorial Hospital Association, Series 2001, 6.000%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	A	(4)	3,220,620

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – MBIA Insured	8/13 at 100.00	AA		7,523,818

10,000	Illinois, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	AA		10,326,400

8,570	Kane County, Illinois, Community Unit School District 304 Geneva, General Obligation Bonds, Series 2007, 9.000%, 1/01/22 – FSA Insured	No Opt. Call	AAA		11,796,005

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – MBIA Insured	6/12 at 101.00	AAA		23,085,100

2,202	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		1,972,992
148,422	Total Illinois				154,125,386
	Indiana – 0.9%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	BBB+		2,422,440

7,325	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	12/08 at 100.00	AA	(4)	7,455,165

2,750	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – MBIA Insured	No Opt. Call	AA		2,659,800

1,920	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/08 at 100.00	N/R	(4)	2,190,432

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$5,815	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17	2/15 at 100.00	BBB–		$5,172,326
20,810	Total Indiana				19,900,163
	Iowa – 0.6%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BBB–		1,189,715
2,235	5.250%, 7/01/14	No Opt. Call	BBB–		2,026,162
4,460	5.250%, 7/01/15	No Opt. Call	BBB–		3,974,975
2,000	5.250%, 7/01/16	No Opt. Call	BBB–		1,752,660
820	5.000%, 7/01/19	7/16 at 100.00	BBB–		658,247

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		52,345

	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
2,475	5.500%, 6/01/12 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		2,613,625
90	5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		95,041
1,195	5.500%, 6/01/14 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,261,932
14,615	Total Iowa				13,624,702
	Kansas – 0.1%

1,825	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		1,551,761
	Kentucky – 1.2%

500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	517,625

6,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008A-1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AAA		6,002,841

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	AA		21,189,230
27,345	Total Kentucky				27,709,696
	Louisiana – 3.7%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006:
11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	AA		12,001,433
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	AA		9,201,600
12,080	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	AA		12,077,463

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa		11,750,487

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R		1,494,080

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,000	5.000%, 5/15/16	No Opt. Call	A3		1,889,340
5,155	5.000%, 5/15/20	5/17 at 100.00	A3		4,545,009

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,745	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	AA		2,787,849
5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	AA		5,304,530
7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	AA		6,895,678

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – FSA Insured	12/08 at 102.00	AAA		5,135,529

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A		2,392,224

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB		$9,264,948
88,110	Total Louisiana				84,740,170
	Maryland – 0.0%

1,010	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/09 at 100.00	Aa2		1,010,455
	Massachusetts – 6.3%

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA		10,521,100

8,140	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 100.00	AAA		8,621,481

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
2,465	5.000%, 10/01/17	No Opt. Call	BB–		1,916,094
515	5.000%, 10/01/18	10/17 at 100.00	BB–		389,216

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 1998B, 5.250%, 7/01/10 – ACA Insured	1/09 at 101.00	BB+		771,416

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,403,415
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,698,984

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA		10,917,300

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA	(4)	13,109,250

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA	(4)	7,406,080

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – FSA Insured	12/14 at 100.00	AAA		10,555,900

7,000	Massachusetts, General Obligation Bonds, Series 2003D, 5.500%, 10/01/15	No Opt. Call	AA		7,646,380

29,740	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – FSA Insured (5)	No Opt. Call	AAA		32,639,055

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
22,085	5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aaa		23,455,374
12,000	5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		12,770,280
135,610	Total Massachusetts				143,821,325
	Michigan – 5.8%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – FSA Insured	7/16 at 100.00	AAA		9,271,577

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	AA		7,769,186

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – MBIA Insured	1/12 at 100.00	AA		11,188,846

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		6,627,675

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		5,556,669

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BBB		991,440

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		1,834,820
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,175,976

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	AA	$1,219,700

8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – FSA Insured	6/15 at 100.00	AAA	8,961,181

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 1998I:
14,080	4.750%, 10/15/17	10/09 at 100.00	A+	14,021,850
3,850	4.750%, 10/15/21	10/09 at 100.00	A+	3,606,911

3,500	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – FSA Insured	10/13 at 100.00	AAA	3,666,635

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B:
20,185	5.750%, 8/15/13	2/09 at 100.00	BB–	18,863,488
41,900	5.500%, 8/15/23	2/09 at 100.00	BB–	31,053,347

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	Baa3	957,226
1,260	5.500%, 6/01/17	6/16 at 100.00	Baa3	1,040,243
1,330	5.500%, 6/01/18	6/16 at 100.00	Baa3	1,066,633

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A	1,471,367
147,850	Total Michigan			132,344,770
	Minnesota – 1.2%

9,225	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A	10,325,727

	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,050	5.250%, 12/01/10	No Opt. Call	Baa1	1,060,731
3,130	5.250%, 12/01/11	No Opt. Call	Baa1	3,138,670

805	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – MBIA Insured	2/09 at 100.00	Aa1	808,985

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	Baa1	820,550

950	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Facility Revenue Bonds, Regions Hospital, Series 1998, 5.000%, 5/15/09	No Opt. Call	Baa1	947,635

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	340,547

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R	208,708
375	5.000%, 2/01/13	No Opt. Call	N/R	339,851
400	5.000%, 2/01/14	No Opt. Call	N/R	354,184
300	5.000%, 2/01/15	No Opt. Call	N/R	256,365

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	Baa3	2,199,146

2,685	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+	2,858,129

3,200	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R	3,242,912
26,490	Total Minnesota			26,902,140

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.7%

$8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/09 at 100.00	BBB	$7,008,971

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A	9,152,465
18,800	Total Mississippi			16,161,436
	Missouri – 2.1%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	1,102,833
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	2,575,318

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,254,396
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,362,245
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,382,513

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	5,536,714

	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A:
125	5.375%, 11/15/09	11/08 at 102.00	N/R	121,796
3,650	5.800%, 11/15/17	11/08 at 102.00	N/R	3,014,426

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	13,477,209

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,555,183
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,597,660

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	14,836,996

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	409,685
49,730	Total Missouri			48,226,974
	Montana – 0.3%

6,665	Montana Health Facility Authority, Healthcare Facility Revenue Bonds, Community Medical Center Inc., Series 1996, 6.375%, 6/01/18	12/08 at 100.00	BB+	6,360,210
	Nevada – 0.5%

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,795	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	AA	2,304,142
2,870	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	AA	2,131,721
3,105	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	AA	1,471,956
65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	AA	25,741
1,495	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	AA	396,175
1,425	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	AA	251,840
1,800	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	233,190

1,920	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	11/08 at 103.00	N/R	1,763,443

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	2,845,410
18,475	Total Nevada			11,423,618

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Hampshire – 0.5%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
$405	5.000%, 7/01/14	No Opt. Call	BBB+		$389,318
430	5.000%, 7/01/15	No Opt. Call	BBB+		406,621
445	5.000%, 7/01/16	No Opt. Call	BBB+		412,252

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3		400,766
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3		840,310

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa		9,005,500
12,695	Total New Hampshire				11,454,767
	New Jersey – 5.2%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB		1,084,958

1,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 7.000%, 12/01/29 (Mandatory put 12/01/09) (Alternative Minimum Tax)	No Opt. Call	BBB		1,005,900

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,760	5.375%, 6/15/15	No Opt. Call	BBB		6,935,112
2,270	5.625%, 6/15/19	6/10 at 100.00	BBB		1,945,504

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
1,610	5.500%, 7/01/11	No Opt. Call	Baa1		1,631,751
3,145	5.500%, 7/01/12	No Opt. Call	Baa1		3,150,944

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		354,496

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	AA		33,079,793
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	AA		8,331,209

6,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,753,135

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		106,237
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		106,237
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		10,370,266
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,444,306
1,555	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,658,423

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
23,250	4.500%, 6/01/23	6/17 at 100.00	BBB		18,814,830
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB		15,701,750
129,310	Total New Jersey				118,474,851
	New Mexico – 0.4%

7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	8,100,612
	New York – 10.6%

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
2,150	5.000%, 11/01/13	11/10 at 100.00	Aa1		2,209,684
1,065	5.000%, 11/01/14	11/10 at 100.00	Aa1		1,094,564

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	$17,070,460

10,000	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – FSA Insured	No Opt. Call	AAA		10,513,100

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – MBIA Insured	10/12 at 100.00	AA		8,506,598

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA		7,304,576

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		13,241,375

17,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AA		17,599,590

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – MBIA Insured	11/16 at 100.00	AA		9,906,200

16,195	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	AA		16,395,818

2,235	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		2,062,972

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		10,628,104

8,045	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	2/09 at 101.00	AAA		8,140,575

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AA		5,902,166

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AA		5,110,100

21,145	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		21,178,832

1,795	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		1,698,267

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		13,572,659

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
2,000	5.250%, 6/01/16	6/10 at 100.00	AA–		2,009,540
40,000	5.500%, 6/01/17	6/11 at 100.00	AA–		40,448,400

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		15,146,400
10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,086,700

1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AA		997,870
237,550	Total New York				240,824,550
	North Carolina – 2.3%

2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15	1/09 at 102.00	BBB+		2,511,925

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	BBB+		20,367,800
11,000	5.125%, 1/01/23	1/13 at 100.00	BBB+		9,677,250

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	Aa3		1,999,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Carolina (continued)

$500	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006B, 4.200%, 7/01/10	12/08 at 100.00	N/R		$499,865

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
7,000	5.500%, 1/01/13	No Opt. Call	A2		7,281,680
10,000	5.250%, 1/01/18 – MBIA Insured	1/13 at 100.00	AA		9,949,000

280	Wilmington Housing Authority, North Carolina, First Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10 (ETM)	12/08 at 100.00	N/R	(4)	281,212
53,280	Total North Carolina				52,567,732
	Ohio – 2.5%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006A, 5.000%, 1/01/13	No Opt. Call	A–		3,935,581

1,380	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	BBB		1,223,356

37,190	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB		29,149,522

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Trust 2456, Series 2008, 13.736%, 6/01/26 (IF)	12/17 at 100.00	AA		4,542,626

1,000	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1988C, 6.050%, 10/01/09	No Opt. Call	AA		1,033,610

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–		1,842,935

11,890	Ohio State, General Obligation Bonds, Series 2007, 5.000%, 6/15/15	No Opt. Call	AA+		12,699,233

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–		715,214
805	5.000%, 11/15/16	No Opt. Call	A–		757,899
63,640	Total Ohio				55,899,976
	Oklahoma – 0.6%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB		2,094,503

8,375	Oklahoma, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 – FGIC Insured	7/13 at 101.00	AA+		8,686,718

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+		117,258
700	5.250%, 5/15/13	No Opt. Call	BBB+		676,109
790	5.250%, 5/15/14	No Opt. Call	BBB+		752,222
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		984,932
13,530	Total Oklahoma				13,311,742
	Oregon – 0.2%

4,520	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA		4,533,967
	Pennsylvania – 1.8%

3,285	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		3,318,836

10,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	1/09 at 101.00	BB+		9,289,000

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A–		970,438

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	AA		9,990,200

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		11,032,438

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$11,000	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 2.841%, 12/01/24	12/17 at 100.00	A		$6,655,000
46,025	Total Pennsylvania				41,255,912
	Puerto Rico – 2.7%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AA	(4)	4,608,282
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AA	(4)	5,421,200

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – MBIA Insured	7/17 at 100.00	AA		2,658,720

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	BBB–		10,052,700

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – MBIA Insured	No Opt. Call	AA		5,169,500

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/16 – MBIA Insured	No Opt. Call	AA		10,055,100

10,625	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	BBB–		10,896,681

11,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		11,562,320
58,825	Total Puerto Rico				60,424,503
	Rhode Island – 0.3%

7,665	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		6,853,736
	South Carolina – 0.9%

4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		4,402,640

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	BBB+		1,248,555
2,000	5.250%, 12/01/24	12/15 at 100.00	BBB+		1,644,260

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	Aa3		6,952,298

5,095	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	BBB	(4)	5,298,953
19,345	Total South Carolina				19,546,706
	South Dakota – 0.4%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
450	5.000%, 4/01/09	No Opt. Call	BBB+		451,665
760	5.000%, 4/01/17	4/13 at 100.00	BBB+		694,085
800	5.000%, 4/01/18	4/13 at 100.00	BBB+		716,680
840	5.000%, 4/01/19	4/13 at 100.00	BBB+		738,125
820	5.000%, 4/01/20	4/13 at 100.00	BBB+		705,995

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		933,910

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–		3,706,360

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Dakota (continued)

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
$275	4.500%, 9/01/10	No Opt. Call	A–		$276,298
295	4.500%, 9/01/12	No Opt. Call	A–		288,256
300	4.550%, 9/01/14	No Opt. Call	A–		285,288
9,540	Total South Dakota				8,796,662
	Tennessee – 2.1%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+		640,483
750	5.000%, 7/01/18	7/16 at 100.00	BBB+		632,243

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		3,705,550

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
14,645	5.000%, 12/01/13 – MBIA Insured	No Opt. Call	AA+		15,394,678
10,000	5.000%, 12/01/15 – MBIA Insured	12/13 at 100.00	AA+		10,310,200

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB		489,640

2,000	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB		1,908,140

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		1,120,448

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
5,790	5.000%, 9/01/12	No Opt. Call	AA–		5,268,668
11,885	5.250%, 9/01/20	No Opt. Call	AA–		9,073,009
52,685	Total Tennessee				48,543,059
	Texas – 6.4%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – MBIA Insured	5/13 at 100.00	AA		8,845,584

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		5,999,760

10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		10,549,200

3,000	Goose Creek Consolidated Independent School District, Harris County, Texas, General Obligation Refunding Bonds, Series 1993, 0.000%, 2/15/09	No Opt. Call	AAA		2,979,510

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
3,290	5.000%, 12/01/09	No Opt. Call	A		3,325,565
1,475	5.250%, 12/01/10	No Opt. Call	A		1,499,146
1,000	5.250%, 12/01/11	No Opt. Call	A		1,011,570
1,150	5.250%, 12/01/12	No Opt. Call	A		1,148,781
1,000	5.250%, 12/01/13	No Opt. Call	A		989,560

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	12/08 at 100.00	AAA		7,031,430

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,562,380
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	5,889,736

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – FSA Insured	12/11 at 100.00	AAA		10,556,400

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – FSA Insured	12/12 at 100.00	AAA	$10,652,900

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–	1,516,319

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	AAA	6,211,931

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	AA	4,640,427

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+	3,497,918

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2	8,228,187
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2	8,535,429

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA	5,185,700

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–	4,709,150

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 13.116%, 4/01/24 (IF)	4/16 at 100.00	AAA	4,829,700

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 13.838%, 4/01/25 (IF)	4/18 at 100.00	Aa1	4,579,227

300	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09	No Opt. Call	Baa3	301,185

2,560	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa3	2,470,400

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	BBB+	4,072,150
11,300	5.250%, 7/01/28	7/17 at 100.00	BBB+	9,009,942
146,620	Total Texas			144,829,187
	Virgin Islands – 0.0%

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09	1/09 at 101.00	N/R	995,920
	Virginia – 0.7%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A3	2,398,156

5,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Government Center Properties, Series 2003, 5.000%, 5/15/14	No Opt. Call	AA+	5,307,350

555	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 5.375%, 10/15/11	10/09 at 101.00	A3	567,227

7,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	7,394,286
15,060	Total Virginia			15,667,019
	Washington – 2.9%

2,140	Chelan County Public Utility District 1, Washington, Rocky Reach Hydroelectric System Revenue Bonds, Series 1968, 5.125%, 7/01/23	1/09 at 100.00	AA	2,139,936

4,930	Clark County Public Utilities District 1, Washington, Electric Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	AA	4,955,932

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(4)	$2,639,296

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – MBIA Insured	7/12 at 100.00	Aaa		5,248,800

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,351,425

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		911,295

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	Aa3		9,104,878

7,805	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 1, Series 1993B, 7.000%, 7/01/09	No Opt. Call	Aaa		8,070,916

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
5,000	5.250%, 6/01/09	No Opt. Call	BBB		5,004,050
320	5.500%, 6/01/12	No Opt. Call	BBB		312,221
6,025	6.500%, 6/01/26	6/13 at 100.00	BBB		5,360,684

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – MBIA Insured	No Opt. Call	AA+		13,402,440

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, Trust 2599, 13.633%, 1/01/23 (IF)	1/18 at 100.00	AA+		2,987,150
64,065	Total Washington				65,489,023
	Wisconsin – 3.0%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
1,265	5.000%, 6/01/09	No Opt. Call	BBB		1,264,583
150	5.500%, 6/01/10	No Opt. Call	BBB		150,330
100	5.750%, 6/01/12	No Opt. Call	BBB		98,517
4,100	6.000%, 6/01/17	6/12 at 100.00	BBB		3,851,048

4,552	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	AA		4,802,588

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College, Series 1998, 5.000%, 10/01/09	4/09 at 100.00	BBB		750,420

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,610,640

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		1,904,653
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,030,829

6,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,022,208

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–		1,869,581
11,955	5.250%, 8/15/20	8/16 at 100.00	A–		8,949,752

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–		7,265,246

9,515	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27 (Alternative Minimum Tax)	3/09 at 101.50	AA		9,381,505

3,545	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		3,339,000

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$2,315	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	$2,473,832

10,000	Wisconsin, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – MBIA Insured	5/15 at 100.00	AA		10,503,184
74,452	Total Wisconsin				67,267,916
$2,279,779	Total Long-Term Investments (cost $2,338,299,304) – 97.5%				2,213,268,494

	Short-Term Investments – 0.8%

11,275	Florida Board of Education, Lottery Revenue Bonds, Variable Rate Demand Obligations, Series 2001B, Trust 570, 3.000%, 7/01/14 – FGIC Insured (6)		A-1		11,315,547

7,000	Red River Authority, Texas, Pollution Control Revenue Bonds, Southwestern Public Service Company, Variable Rate Demand Obligations, Series 1996, 8.300%, 7/01/16 – AMBAC Insured (6)		A-1+		7,000,000
$18,275	Total Short-Term Investments (cost $18,315,547)				18,315,547

	Total Investments (cost $2,356,614,851) – 98.3%				2,231,584,041

	Other Assets Less Liabilities – 1.7%				38,139,813

	Net Assets – 100%				$2,269,723,854

Forward Swaps outstanding at October 31, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Citigroup Inc.	$23,000,000	Receive	3-Month USD-LIBOR	4.803%	Semi-Annually	2/18/09	2/18/27	$(790,772)
Goldman Sachs	84,000,000	Receive	3-Month USD-LIBOR	4.868	Semi-Annually	11/12/08	11/12/13	(3,845,212)
Goldman Sachs	67,000,000	Receive	SIFM	3.613	Quarterly	6/30/09	6/30/19	503,443
								$(4,132,541)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

SIFM –	The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment has been pledged to collateralize the net payment obligations under forward swap contracts.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 3.7%

$3,815	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001, 5.500%, 12/01/12	12/11 at 101.00	A–		$3,711,575

3,630	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa1		3,533,406

910	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%, 6/01/09	No Opt. Call	Baa3		909,854

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3		973,730
1,000	5.000%, 11/15/14	No Opt. Call	A3		961,180

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
750	5.000%, 1/01/10	No Opt. Call	BBB		638,550
5,475	5.250%, 1/01/11	No Opt. Call	BBB		4,660,977
1,000	5.250%, 1/01/15	No Opt. Call	BBB		853,970

180	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 1999A, 5.000%, 2/01/33 (Pre-refunded 2/01/09) – FGIC Insured	2/09 at 101.00	AAA		183,148

4,500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 – FSA Insured	2/10 at 100.00	AAA		4,191,840

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	6/09 at 100.00	BBB		1,417,110

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, International Paper Company, Series 1998A, 4.750%, 4/01/10	No Opt. Call	BBB		976,750

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	BBB		886,992
745	5.000%, 12/01/12	No Opt. Call	BBB		700,613
570	5.000%, 12/01/13	No Opt. Call	BBB		526,486

10,000	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	11,332,197
37,000	Total Alabama				36,458,378
	Alaska – 0.4%

4,575	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3		3,718,240
	Arizona – 1.2%

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:
1,025	5.125%, 5/15/09	No Opt. Call	A–		1,034,215
695	5.250%, 5/15/11	No Opt. Call	A–		711,207
1,000	5.250%, 5/15/12	No Opt. Call	A–		1,018,210

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	BBB	(4)	3,257,747
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	BBB	(4)	3,173,430

2,900	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		2,509,631
11,700	Total Arizona				11,704,440
	Arkansas – 0.7%

	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
1,620	5.500%, 11/01/11	No Opt. Call	Baa3		1,617,797
3,415	5.500%, 11/01/12	11/11 at 101.00	Baa3		3,355,408

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arkansas (continued)

$1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	Baa1		$1,574,746
6,640	Total Arkansas				6,547,951
	California – 5.8%

9,900	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	AA		10,556,964

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	A2		1,004,840

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB		941,080

9,650	California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A+		10,065,047

10,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AA		10,605,200

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R		1,476,841
1,000	5.000%, 8/15/13	No Opt. Call	N/R		970,730

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,500	5.000%, 6/01/15	No Opt. Call	BBB		2,271,625
2,000	4.500%, 6/01/27	6/17 at 100.00	BBB		1,601,440

9,270	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		9,911,391

285	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		338,628

125	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA		142,275

1,585	San Bernardino County Transportation Authority, California, Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%, 3/01/10 – FGIC Insured (ETM)	No Opt. Call	N/R	(4)	1,638,827

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3		1,354,069
1,500	5.000%, 9/01/15	No Opt. Call	Baa3		1,400,670

2,700	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2008, 6.750%, 5/01/19 (Mandatory put 5/01/11) (WI/DD, Settling 11/13/08) (Alternative Minimum Tax)	No Opt. Call	A1		2,733,399
55,440	Total California				57,013,026
	Colorado – 3.3%

2,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C8, 4.100%, 9/01/36 (Mandatory put 11/10/11)	No Opt. Call	AA		2,920,242

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
275	5.000%, 6/01/09	No Opt. Call	A–		276,403
250	5.000%, 6/01/11	No Opt. Call	A–		250,248

830	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2001, 5.500%, 9/01/09 (ETM)	No Opt. Call	A3	(4)	856,211

	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004:
680	4.500%, 1/15/09	No Opt. Call	BBB+		680,802
500	5.000%, 1/15/11	No Opt. Call	BBB+		500,770

13,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – MBIA Insured	No Opt. Call	AA		13,572,571

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – MBIA Insured	No Opt. Call	AA		2,479,180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$1,600	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		$1,390,192

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/25 (Pre-refunded 6/15/16) – FSA Insured	6/16 at 100.00	AAA		9,501,900
33,285	Total Colorado				32,428,519
	Connecticut – 1.6%

1,000	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R		785,070

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – FSA Insured	11/12 at 100.00	AAA		10,728,697

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
25	5.500%, 1/01/14 (Alternative Minimum Tax)	1/09 at 100.00	BBB		23,001
1,670	5.500%, 1/01/20 (Alternative Minimum Tax)	1/09 at 100.00	BBB		1,299,377

3,000	Stamford Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Fairfield Apartments, Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative Minimum Tax)	No Opt. Call	BBB+		2,996,970
15,695	Total Connecticut				15,833,115
	Delaware – 0.7%

2,000	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)	No Opt. Call	BBB		2,071,340

2,155	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000D, 5.650%, 7/01/28 (Mandatory put 7/01/10) (Alternative Minimum Tax)	No Opt. Call	BBB		2,231,395

	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2004A:
580	5.250%, 6/01/09	No Opt. Call	BBB+		583,950
1,215	5.250%, 6/01/10	No Opt. Call	BBB+		1,228,596

505	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB+		486,709
6,455	Total Delaware				6,601,990
	Florida – 4.8%

5,000	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – MBIA Insured	No Opt. Call	AA		5,009,600

4,420	Florida Deparmtent of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/17 – MBIA Insured	No Opt. Call	AA		4,497,483

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – FSA Insured	No Opt. Call	AAA		8,749,280

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	A+		249,840

750	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A1	(4)	821,843

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	546,685

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,570,454

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2		2,537,946

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+		3,839,774

2,230	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2008B, 5.250%, 10/01/17 – FSA Insured	No Opt. Call	AAA		2,338,289

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

	North Brevard County Hospital District Revenue, Florida, Refunding Bonds, Series 2008 (Parrish Medical Center Project):
$1,220	5.000%, 10/01/14	No Opt. Call	A		$1,174,592
1,145	5.125%, 10/01/16	No Opt. Call	A		1,072,247

5,000	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		4,906,300

1,435	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	AA	(4)	1,744,716

4,020	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	AAA		4,570,499

2,000	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	AAA		1,890,300

1,800	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R		1,616,958
45,980	Total Florida				47,136,806
	Georgia – 1.7%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	AA		3,131,670

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
5,160	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+		5,325,430
350	6.600%, 1/01/18 – MBIA Insured	No Opt. Call	AAA		375,652

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – MBIA Insured	No Opt. Call	Aa3		227,966

7,500	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A		7,526,475

185	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.400%, 11/01/11 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	195,741
16,405	Total Georgia				16,782,934
	Hawaii – 0.5%

3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 12.914%, 5/01/16 (IF)	No Opt. Call	AA		4,703,775
	Illinois – 5.1%

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA		891,908

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	AA		5,070,400

3,995	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA		4,498,410

1,660	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AAA		1,667,321

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – SYNCORA GTY Insured	No Opt. Call	A		1,172,705
1,030	5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	A		1,064,165

2,000	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13	No Opt. Call	N/R		1,785,880

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,785	5.250%, 11/15/09	No Opt. Call	A		1,802,100
2,540	5.250%, 11/15/10	No Opt. Call	A		2,564,587

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/13	No Opt. Call	Baa3		943,390

1,895	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		1,948,401

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+		$3,084,000

3,500	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – MBIA Insured	No Opt. Call	AAA		3,692,115

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,905	2.226%, 12/15/13	No Opt. Call	AAA		1,657,350
1,000	2.339%, 12/15/16	12/14 at 100.00	AAA		825,000

1,104	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		989,184

7,775	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA		8,922,046

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA+		7,861,497
48,379	Total Illinois				50,440,459
	Indiana– 0.8%

775	Goshen, Indiana, Revenue Refunding Bonds, Greencroft Obligation Group, Series 1998, 5.350%, 8/15/09	2/09 at 101.00	N/R		760,143

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+		988,750

6,000	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	AA		5,899,800
7,775	Total Indiana				7,648,693
	Iowa – 0.1%

175	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		200,844

500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 1996, 9.150%, 7/01/09 (ETM)	No Opt. Call	AAA		520,315

160	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		169,197
835	Total Iowa				890,356
	Kansas – 0.6%

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2		1,024,340
650	5.250%, 11/15/14	No Opt. Call	A2		651,983

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		3,906,927
5,315	Total Kansas				5,583,250
	Kentucky – 1.9%

8,500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	8,799,625

6,673	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AAA		7,017,343

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – FSA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		2,340,681

345	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.000%, 3/01/09 (Alternative Minimum Tax)	No Opt. Call	Baa3		344,852
17,823	Total Kentucky				18,502,501
	Louisiana – 0.5%

185	Jefferson Parish Hospital Service District No. 1, Hospital Revenue Bonds (Series 1979) Parish of Jefferson, State of Louisiana (West Jefferson General Hospital Project), 7.250%, 1/01/09 (ETM)	No Opt. Call	Aaa		186,386

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$1,495	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	No Opt. Call	A		$1,470,975

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15	No Opt. Call	N/R		2,354,778

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
585	5.000%, 1/01/14 – MBIA Insured	No Opt. Call	AA		594,541
300	5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA		281,382
5,265	Total Louisiana				4,888,062
	Maryland – 3.0%

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004:
515	5.000%, 8/15/09	No Opt. Call	A–		518,832
1,755	5.000%, 8/15/10	No Opt. Call	A–		1,770,549

430	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		483,819

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA		5,365,150
5,000	5.000%, 7/15/17	No Opt. Call	AAA		5,333,150
5,000	5.000%, 7/15/18	No Opt. Call	AAA		5,290,500

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA		10,722,800
27,700	Total Maryland				29,484,800
	Massachusetts – 3.9%

1,595	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		1,392,770

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/08 at 102.00	BBB		805,430

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
5,000	5.500%, 1/01/10 – MBIA Insured	No Opt. Call	AA		5,111,950
5,000	5.625%, 1/01/12 – MBIA Insured	No Opt. Call	AA		5,190,850

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E:
1,270	5.250%, 10/01/09 – RAAI Insured	No Opt. Call	BBB+		1,281,252
545	5.250%, 10/01/10 – RAAI Insured	No Opt. Call	BBB+		550,412
1,625	5.000%, 10/01/11 – RAAI Insured	No Opt. Call	BBB+		1,618,403

700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 1999B, 5.000%, 7/01/09	No Opt. Call	AA		710,584

2,500	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.200%, 12/01/08 (Alternative Minimum Tax)	No Opt. Call	BBB		2,495,925

5,000	Massachusetts, Federal Highway Grant Anticipation Notes, Series 2000A, 5.750%, 12/15/12 – FSA Insured	12/10 at 100.00	Aaa		5,307,950

8,555	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	8,799,331

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		5,320,950
37,675	Total Massachusetts				38,585,807
	Michigan – 1.5%

3,365	Kent Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Butterworth Hospital, Series 1993A, 7.250%, 1/15/13 – MBIA Insured	No Opt. Call	AA		3,626,696

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	$2,150,440

3,515	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – FSA Insured	No Opt. Call	AAA		3,705,021

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A:
2,000	5.000%, 3/01/09 (ETM)	No Opt. Call	A1	(4)	2,021,820
3,000	5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,270,000
13,880	Total Michigan				14,773,977
	Minnesota – 0.7%

5,829	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA		6,011,751

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		1,301,850
7,079	Total Minnesota				7,313,601
	Mississippi – 1.5%

5,000	Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Series 2000B-3, 5.450%, 3/01/10 (Alternative Minimum Tax)	No Opt. Call	A2		5,065,950

7,490	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA		7,284,325

2,660	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–		2,726,447
15,150	Total Mississippi				15,076,722
	Missouri – 0.3%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,355	5.000%, 4/01/12	No Opt. Call	N/R		1,380,054
500	5.000%, 4/01/13	No Opt. Call	N/R		507,295

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
150	5.000%, 11/01/08	No Opt. Call	N/R		150,000
215	5.000%, 11/01/09	No Opt. Call	N/R		214,607
300	5.000%, 11/01/11	No Opt. Call	N/R		291,237
2,520	Total Missouri				2,543,193
	Montana – 0.3%
3,000	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Portland General Electric Company, Series 1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)	No Opt. Call	A		3,011,640
	Nebraska – 0.4%

	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003:
1,725	5.000%, 11/15/08	No Opt. Call	Aa3		1,726,242
2,540	5.000%, 11/15/09	No Opt. Call	Aa3		2,579,675
4,265	Total Nebraska				4,305,917
	Nevada – 1.6%

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:
375	5.500%, 9/01/09	No Opt. Call	BBB		379,181
295	5.750%, 9/01/10	No Opt. Call	BBB		301,050
535	6.000%, 9/01/13	9/12 at 101.00	BBB		542,164

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:
310	5.500%, 9/01/09 (ETM)	No Opt. Call	BBB	(4)	318,925

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)

$240	5.750%, 9/01/10 (ETM)	No Opt. Call	BBB	(4)	$252,869
435	6.000%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB	(4)	478,169

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
35	0.000%, 1/01/09 – AMBAC Insured	No Opt. Call	AA		34,575
1,000	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	AA		824,380
235	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	AA		142,187
5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	AA		2,728,850
65	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	AA		30,814
1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	AA		483,132

2,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 1999, 5.500%, 7/01/09 – AMBAC Insured	No Opt. Call	AA		2,048,900

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – FSA Insured	No Opt. Call	AAA		7,453,524
18,805	Total Nevada				16,018,720
	New Jersey – 5.9%

1,755	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB+		1,486,836

5,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB		5,012,350

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	AA–		2,110,660
2,325	5.000%, 9/01/14	No Opt. Call	AA–		2,452,945

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – FSA Insured	No Opt. Call	AAA		4,006,206

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A:
2,285	5.750%, 6/01/09 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	Aaa		2,314,317
2,035	5.800%, 6/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	Aaa		2,082,558
2,250	5.900%, 6/01/11 – MBIA Insured (Alternative Minimum Tax)	6/10 at 101.00	Aaa		2,312,325

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – MBIA Insured (ETM)	No Opt. Call	Aaa		454,969

30	New Jersey Highway Authority, Senior Revenue Refunding Bonds, Garden State Parkway, Series 1992, 6.200%, 1/01/10 (ETM)	No Opt. Call	AAA		30,848

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – FSA Insured	No Opt. Call	AAA		5,395,650

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – MBIA Insured (ETM)	No Opt. Call	AAA		5,481,450

85	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa		89,694

585	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA		644,682

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,895	6.500%, 1/01/16	No Opt. Call	A		3,182,879
25	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AA		28,409

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
75	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		86,402
180	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	210,413
1,000	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		1,115,970
85	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		94,857
380	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	424,069

935	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	12/08 at 100.00	AAA		991,568

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	N/R		2,710,523

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$7,040	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		$7,508,230

3,290	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		3,597,549

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,750	5.000%, 6/01/14	No Opt. Call	BBB		2,549,525
2,000	5.000%, 6/01/15	No Opt. Call	BBB		1,817,300
140	4.500%, 6/01/23	6/17 at 100.00	BBB		113,294
55,890	Total New Jersey				58,306,478
	New Mexico – 2.1%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	BBB–		2,476,876
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB–		2,584,069
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB–		2,686,925

1,475	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 1996C, 6.300%, 12/01/16	12/08 at 100.00	Baa3		1,303,635

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
2,710	4.800%, 8/01/10	No Opt. Call	AA–		2,764,173
3,505	4.900%, 8/01/11	No Opt. Call	AA–		3,568,055

1,245	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,463,572

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,095,175

2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,039,100
20,760	Total New Mexico				20,981,580
	New York – 7.0%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	AA		475,080

	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999:
1,225	5.300%, 7/01/09 – RAAI Insured	No Opt. Call	BBB+		1,237,238
1,385	6.250%, 7/01/10 – RAAI Insured	7/09 at 101.00	BBB+		1,416,204

3,890	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		4,047,584

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	Aa3		1,646,443
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	Aa3		1,875,714

2,095	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–		2,285,121

1,990	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11 (ETM)	No Opt. Call	AA–	(4)	2,103,251

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		987,187
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,033,594

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		6,001,476

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		$1,059,470

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,665,165

3,985	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		3,678,275

	New York City, New York, General Obligation Bonds, Fiscal Series 2003A:
2,880	5.500%, 8/01/10	No Opt. Call	AA		3,003,206
2,000	5.000%, 8/01/10	No Opt. Call	AA		2,070,040

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA		5,291,100

4,630	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 6.500%, 1/01/11 – FSA Insured	No Opt. Call	AAA		4,980,398

565	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Pre-refunded 1/01/11)	1/11 at 100.00	AA–	(4)	599,832

5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA		5,296,650

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		1,373,775

580	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R		534,951

12,265	Suffolk County Industrial Development Agency, New York, Resource Recovery Revenue Bonds, Huntington LP, Series 1999, 5.950%, 10/01/09 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	AA		12,479,267

1,425	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–		1,464,444

515	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R		470,298
66,835	Total New York				69,075,763
	North Carolina – 1.6%

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	BBB+		4,095,240

7,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10	No Opt. Call	BBB+		7,117,880

4,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11	No Opt. Call	A2		4,649,850
15,500	Total North Carolina				15,862,970
	North Dakota – 0.7%

6,925	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa2		6,362,344
	Ohio – 2.0%

690	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.000%, 11/15/08	No Opt. Call	Baa1		690,414

2,415	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA		2,587,528

2,845	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/14	No Opt. Call	BBB		2,631,341

3,365	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB		2,637,487

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
$3,000	5.500%, 1/01/11	No Opt. Call	Aa2	$3,096,120
2,000	5.500%, 1/01/12	No Opt. Call	Aa2	2,061,260

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:
1,140	5.500%, 8/15/11	No Opt. Call	A	1,163,666
845	5.500%, 8/15/12	No Opt. Call	A	854,354

1,000	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	2/09 at 100.00	BBB+	998,880

200	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	218,546

235	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2004, 5.000%, 12/01/10	No Opt. Call	AAA	247,011

350	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	AA–	353,843

720	Sandusky County, Ohio, Hospital Facilities Revenue Refunding Bonds, Memorial Hospital, Series 1998, 5.100%, 1/01/09	12/08 at 102.00	BBB–	720,382

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	830,460
19,805	Total Ohio			19,091,292
	Oklahoma – 0.7%

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA	2,034,653

1,120	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R	903,750

3,750	Tulsa, Oklahoma, Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – MBIA Insured	No Opt. Call	AA	3,959,663
6,805	Total Oklahoma			6,898,066
	Oregon – 0.8%

7,500	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Variable Rate Demand Obligations, Series 2000A, 4.150%, 8/01/25 (Mandatory put 5/01/09) (Alternative Minimum Tax)	No Opt. Call	N/R	7,422,525
	Pennsylvania – 6.3%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
360	4.150%, 2/15/11	No Opt. Call	Baa3	345,481
755	4.200%, 2/15/12	No Opt. Call	Baa3	708,922
785	4.300%, 2/15/13	No Opt. Call	Baa3	723,951
1,480	4.375%, 2/15/14	No Opt. Call	Baa3	1,340,066

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa2	1,636,504
1,800	5.000%, 5/01/13	No Opt. Call	Baa2	1,696,770
1,890	5.000%, 5/01/14	No Opt. Call	Baa2	1,753,221

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008C, 5.000%, 6/15/18	No Opt. Call	AA–	4,840,950

25	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA	28,508

2,000	Allegheny County, Pennsylvania, Revenue Refunding Bonds, Greater Pittsburgh International Airport, Series 1999, 5.625%, 1/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AA	2,031,080

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,585	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		$1,601,326

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	1,095,153

	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A:
7,000	6.000%, 1/01/09	12/08 at 102.00	BB+		6,977,460
5,000	6.100%, 7/01/13	1/09 at 101.00	BB+		4,644,500

245	Delaware River Port Authority, Pennsylvania and New Jersey, Series 1972 Revenue Bonds,, 6.500%, 1/15/11 (ETM)	12/08 at 100.00	AAA		257,245

4,000	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	1/09 at 100.00	B–		3,654,840

3,010	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny Delaware Valley Obligated Group, Series 1996A, 5.600%, 11/15/09 – MBIA Insured	No Opt. Call	AA		2,939,777

10,000	Pennsylvania, General Obligation Bonds, Series 2004, 5.375%, 7/01/16 – MBIA Insured	No Opt. Call	AA		10,796,797

3,200	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – MBIA Insured (ETM)	No Opt. Call	Aaa		3,723,168

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	12/08 at 100.00	BBB		2,483,130

1,595	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986, 7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa		1,783,385

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:
4,225	5.000%, 9/01/11 – MBIA Insured	No Opt. Call	AA		4,318,246
2,750	5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AA		2,802,883
62,425	Total Pennsylvania				62,183,363
	Rhode Island – 0.3%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16	No Opt. Call	BBB		1,540,440

1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		894,160
3,000	Total Rhode Island				2,434,600
	South Carolina – 2.4%

	Charleston County, South Carolina, Revenue Bonds, CareAlliance Heath Services, Series 2004A:
1,400	5.000%, 8/15/09	No Opt. Call	A–		1,413,132
1,980	5.000%, 8/15/10	No Opt. Call	A–		2,006,057

3,000	Charleston, South Carolina, Tax Increment Revenue Bonds, Charleston Neck redevelopment Project, Series 2007, 7.500%, 6/01/09	12/08 at 100.00	N/R		2,975,880

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB		6,579,807

7,215	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.250%, 12/01/09	No Opt. Call	AA		7,440,757

1,325	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	A+		1,343,298

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+		2,001,000
24,030	Total South Carolina				23,759,931
	South Dakota – 0.5%

4,165	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA		4,594,578

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee – 1.2%

$1,500	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/10 – SYNCORA GTY Insured	No Opt. Call	A2		$1,438,815

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+		488,093
695	5.000%, 7/01/14	No Opt. Call	BBB+		634,466

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
1,740	6.125%, 9/01/09 (ETM)	No Opt. Call	N/R	(4)	1,801,405
1,350	6.250%, 9/01/10 (ETM)	No Opt. Call	N/R	(4)	1,438,385

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,000	5.000%, 9/01/11	No Opt. Call	AA–		940,180
4,175	5.000%, 9/01/13	No Opt. Call	AA–		3,712,327
250	5.000%, 9/01/14	No Opt. Call	AA–		216,560
200	5.250%, 9/01/18	No Opt. Call	AA–		160,012

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	AA–		1,135,837
12,830	Total Tennessee				11,966,080
	Texas – 9.1%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	BBB–		2,241,459

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		2,999,880

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa1		3,461,000

1,840	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – MBIA Insured (ETM)	4/09 at 100.00	AAA		2,170,961

115	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – MBIA Insured (ETM)	4/09 at 100.00	Aaa		135,243

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007:
5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA		5,298,850
6,700	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		7,067,964

7,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.000%, 5/15/34 (Mandatory put 5/15/11)	5/11 at 100.00	AA		7,741,050

3,050	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A, 5.000%, 7/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A+		3,063,878

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
215	4.000%, 8/15/09	No Opt. Call	BBB–		214,486
605	4.125%, 8/15/10	No Opt. Call	BBB–		598,502

2,645	Lubbock Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Carillon Project, Series 1999A, 6.500%, 7/01/19 (Pre-refunded 7/01/09)	7/09 at 102.00	AAA		2,771,167

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		1,804,260

10,000	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		9,789,900

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,185,700

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	AA+		8,928,989

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$9,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 2.219%, 12/15/09	12/08 at 100.00	A		$8,460,000

6,065	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		6,400,940

5,000	Texas State, Transportation Commission Highway Fund Revenue Bonds, Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,275,700

4,000	Titus County Fresh Water Supply District 1, Texas, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2008, 4.500%, 7/01/11	No Opt. Call	Baa1		3,924,040

1,780	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Baa3		1,826,921
88,170	Total Texas				89,360,890
	Virgin Islands – 0.1%

500	University of the Virgin Islands, Revenue Bonds, Series 1999A, 5.400%, 12/01/09 – ACA Insured	No Opt. Call	N/R		502,480
	Virginia – 0.8%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB		375,060
400	4.000%, 9/01/13	No Opt. Call	BBB		365,156
400	4.000%, 9/01/14	No Opt. Call	BBB		353,184
400	4.125%, 9/01/15	No Opt. Call	BBB		345,640

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/09 at 101.00	BBB+		1,617,070

5,000	York County Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 1985, 5.500%, 7/01/09	11/08 at 100.00	A–		5,009,300
8,350	Total Virginia				8,065,410
	Washington – 2.1%

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – SYNCORA GTY Insured	No Opt. Call	AA–		6,370,320

2,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 1999, 6.000%, 10/01/11 (Pre-refunded 10/01/09)	10/09 at 101.00	AAA		2,097,460

3,500	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 2, Series 1997A, 6.000%, 7/01/09 – FSA Insured (ETM)	No Opt. Call	AAA		3,594,640

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+		8,949,782
20,215	Total Washington				21,012,202
	West Virginia – 0.2%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB		1,911,140
	Wisconsin – 1.1%

100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, FH Healthcare Development Inc., Series 1999, 5.625%, 11/15/09 (ETM)	No Opt. Call	N/R	(4)	101,595

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001:
1,000	5.625%, 10/01/10	No Opt. Call	AA–		1,035,460
1,100	5.625%, 10/01/11	No Opt. Call	AA–		1,138,599

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B:
600	6.250%, 2/15/09	No Opt. Call	BBB+		603,846
1,250	6.500%, 2/15/12	No Opt. Call	BBB+		1,290,225

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/12	No Opt. Call	BBB+		443,210
400	5.000%, 2/15/13	No Opt. Call	BBB+		389,340
350	5.000%, 2/15/14	No Opt. Call	BBB+		335,913
500	5.000%, 2/15/15	No Opt. Call	BBB+		471,955

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
$4,000	5.000%, 8/15/14	No Opt. Call	A–	$3,478,600
1,300	5.250%, 8/15/18	8/16 at 100.00	A–	1,011,894

245	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	A–	220,297
11,295	Total Wisconsin			10,520,934
$889,391	Total Long-Term Investments (cost $920,563,770) – 91.5%			898,309,498

	Short-Term Investments – 5.0%

9,938	Albuquerque, New Mexico, Airport Revenue Bonds, Variable Rate Demand Obligations, Subordinate Lien Series 1995 Refunding 9.900% 7/01/14 – AMBAC Insured (5)		A-1	9,938,000

4,900	Delaware River and Bay Authority, Delaware and New Jersey, Variable Rate Demand Obligations, Revenue Bonds, Series 2005, 9.900%, 1/01/30 – AMBAC Insured (5)		A-1	4,900,000

3,320	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Enhanced Revenue Bonds, Variable Rate Demand Obligations, Trust 1220, 6.640%, 6/01/35 – FGIC Insured (5)		VMIG-1	3,320,000

3,000	King County, Washington, Sewer Revenue Bonds, Variable Rate Demand Obligations, Series 2001, Trust 554, 3.000%, 1/01/19 – FGIC Insured (5)		A-1	3,000,000

5,000	King County, Washington, Sewer Revenue Bonds, Variable Rate Demand Obligations, Series 2006B, 9.900%, 1/01/36 – MBIA Insured (5)		A-1+	5,000,000

5,285	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Revenue Bonds, Goucher College, Series 2007, 1.450%, 7/01/37 (5)		A-1+	5,285,000

4,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Variable Rate Demand Obligations, Macon Trust, Series 2005K, 4.100%, 1/01/34 – FGIC Insured (5)		A-1	4,000,000
13,465	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Variable Rate Demand Obligations, Series 2000, Trust 116, 2.900%, 10/01/27 – MBIA Insured (5)		A-1+	13,465,000
$48,908	Total Short-Term Investments (cost $48,908,000)			48,908,000

	Total Investments (cost $969,471,770) – 96.5%			947,217,498

	Other Assets Less Liabilities – 3.5%			34,686,592

	Net Assets – 100%			$981,904,090

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

October 31, 2008

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $4,790,322,813, $479,863,375, $814,768,711, $2,356,614,851 and $969,471,770, respectively)	$3,420,879,239	$423,115,740	$767,868,781	$2,231,584,041	$947,217,498
Cash	—	18,899,320	3,485,122	8,799,004	23,053,993
Deposits with brokers for open futures contracts	3,769,241	65,800	—	—	—
Receivables:
Interest	91,666,494	8,157,601	12,610,167	38,746,676	15,070,046
Investments sold	100,756,295	6,418,320	30,000	1,095,367	1,086,485
Shares sold	10,009,470	1,615,778	315,399	1,744,475	4,483,065
Variation margin on futures contracts	6,622,688	148,438	—	—	—
Other assets	156,058	37,080	84,012	263,856	68,651
Total assets	3,633,859,485	458,448,077	784,393,481	2,282,233,419	990,979,738
Liabilities
Borrowings	150,000,000	—	—	—	—
Cash overdraft	117,627,301	—	—	—	—
Floating rate obligations	118,690,000	4,000,000	38,735,000	—	—
Unrealized depreciation on forward swaps	2,729,346	—	—	4,132,541	—
Unrealized depreciation on Recourse Trusts	15,206,078	2,529,093	—	—	—
Payables:
Dividends	10,708,522	1,168,672	990,704	1,867,156	1,394,859
Investments purchased	56,505,049	17,152,804	—	2,747,206	3,980,150
Shares redeemed	15,491,655	646,724	368,283	1,897,264	2,966,188
Accrued expenses:
Management fees	1,625,903	173,719	295,749	880,779	348,192
12b-1 distribution and service fees	921,212	121,683	84,608	97,628	194,933
Other	1,414,702	99,417	311,928	886,991	191,326
Total liabilities	490,919,768	25,892,112	40,786,272	12,509,565	9,075,648
Net assets	$3,142,939,717	$432,555,965	$743,607,209	$2,269,723,854	$981,904,090
Class A Shares
Net assets	$1,660,891,014	$316,785,772	$230,457,267	$276,228,217	$530,409,009
Shares outstanding	113,985,109	34,765,004	24,125,735	33,530,124	51,561,706
Net asset value per share	$14.57	$9.11	$9.55	$8.24	$10.29
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$15.21	$9.51	$9.97	$8.49	$10.55
Class B Shares
Net assets	$94,953,660	$13,203,697	$19,665,041	$16,089,455	N/A
Shares outstanding	6,521,315	1,445,044	2,054,354	1,946,360	N/A
Net asset value and offering price per share	$14.56	$9.14	$9.57	$8.27	N/A
Class C Shares
Net assets	$753,203,758	$92,193,610	$50,725,969	$60,755,931	$228,984,409
Shares outstanding	51,715,078	10,111,155	5,340,402	7,353,696	22,326,576
Net asset value and offering price per share	$14.56	$9.12	$9.50	$8.26	$10.26
Class I Shares(1)
Net assets	$633,891,285	$10,372,886	$442,758,932	$1,916,650,251	$222,510,672
Shares outstanding	43,492,792	1,133,359	46,430,594	232,275,682	21,759,825
Net asset value and offering price per share	$14.57	$9.15	$9.54	$8.25	$10.23

Net Assets Consist of:
Capital paid-in	$4,828,543,653	$503,568,712	$796,274,556	$2,394,065,669	$1,016,597,196
Undistributed (Over-distribution of) net investment income	9,518,808	1,012,630	155,226	6,139,069	872,947
Accumulated net realized gain (loss) from investment and derivative transactions	(333,422,835)	(13,292,219)	(5,922,643)	(1,317,533)	(13,311,781)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(1,361,699,909)	(58,733,158)	(46,899,930)	(129,163,351)	(22,254,272)
Net assets	$3,142,939,717	$432,555,965	$743,607,209	$2,269,723,854	$981,904,090

N/A –	Limited Term is not authorized to issue Class B Shares.
(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six Months Ended October 31, 2008

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Investment Income	$151,543,117	$13,121,066	$21,569,570	$56,919,708	$20,217,052
Expenses
Management fees	11,295,695	1,060,007	1,860,225	5,467,658	1,931,783
12b-1 service fees – Class A	2,201,109	317,621	247,103	290,330	523,636
12b-1 distribution and service fees – Class B	613,107	76,836	103,583	81,622	N/A
12b-1 distribution and service fees – Class C	3,821,846	381,708	187,229	221,287	619,912
Shareholders’ servicing agent fees and expenses	1,077,011	98,848	240,075	697,376	178,134
Interest expense on borrowings	75,448	—	—	—	—
Interest expense on floating rate obligations	1,970,559	95,117	585,355	—	—
Custodian’s fees and expenses	323,563	48,574	86,417	275,916	84,690
Trustees’ fees and expenses	41,196	4,628	8,592	26,071	9,635
Professional fees	387,020	14,618	22,026	63,253	20,958
Shareholders’ reports – printing and mailing expenses	332,955	22,486	61,772	142,614	47,719
Federal and state registration fees	12,148	34,176	35,016	42,136	40,270
Portfolio insurance expense	—	—	567	—	—
Other expenses	85,073	4,276	7,941	24,017	6,388
Total expenses before custodian fee credit	22,236,730	2,158,895	3,445,901	7,332,280	3,463,125
Custodian fee credit	(286,484)	(29,682)	(23,864)	(17,544)	(75,248)
Net expenses	21,950,246	2,129,213	3,422,037	7,314,736	3,387,877
Net investment income	129,592,871	10,991,853	18,147,533	49,604,972	16,829,175
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(155,621,856)	(2,507,450)	(2,476,197)	118,761	(494,166)
Futures	(8,866,998)	2,065	—	—	2,416
Change in net unrealized appreciation (depreciation) of:
Investments	(939,644,301)	(59,322,909)	(67,240,841)	(149,885,385)	(31,534,353)
Forward swaps	(2,729,346)	—	—	(427,058)	—
Futures	21,245,873	251,024	—	—	—
Net realized and unrealized gain (loss)	(1,085,616,628)	(61,577,270)	(69,717,038)	(150,193,682)	(32,026,103)
Net increase (decrease) in net assets from operations	$(956,023,757)	$(50,585,417)	$(51,569,505)	$(100,588,710)	$(15,196,928)

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	High-Yield		All-American
	Six Months Ended 10/31/08	Year Ended 4/30/08	Six Months Ended 10/31/08	Year Ended 4/30/08
Operations
Net investment income	$129,592,871	$247,287,430	$10,991,853	$17,891,285
Net realized gain (loss) from:
Investments	(155,621,856)	(152,895,738)	(2,507,450)	295,564
Forward swaps	—	—	—	—
Futures	(8,866,998)	(15,976,343)	2,065	—
Call swaptions written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(939,644,301)	(647,225,420)	(59,322,909)	(17,392,159)
Forward swaps	(2,729,346)	—	—	—
Futures	21,245,873	4,433,216	251,024	292,546
Net increase (decrease) in net assets from operations	(956,023,757)	(564,376,855)	(50,585,417)	1,087,236
Distributions to Shareholders
From net investment income:
Class A	(67,158,163)	(120,041,439)	(7,401,156)	(12,979,113)
Class B	(3,370,740)	(7,083,271)	(307,023)	(686,911)
Class C	(27,790,277)	(56,916,043)	(2,054,466)	(3,253,459)
Class I (1)	(27,912,703)	(53,633,777)	(274,101)	(474,698)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(126,231,883)	(237,674,530)	(10,036,746)	(17,394,181)
Fund Share Transactions
Proceeds from sale of shares	1,265,864,057	2,143,963,998	118,253,755	222,846,560
Proceeds from shares issued to shareholders due to reinvestment of distributions	60,025,617	134,141,021	4,091,122	8,010,041
	1,325,889,674	2,278,105,019	122,344,877	230,856,601
Cost of shares redeemed	(1,185,661,565)	(2,756,657,128)	(74,549,793)	(162,863,018)
Net increase (decrease) in net assets from Fund share transactions	140,228,109	(478,552,109)	47,795,084	67,993,583
Net increase (decrease) in net assets	(942,027,531)	(1,280,603,494)	(12,827,079)	51,686,638
Net assets at the beginning of period	4,084,967,248	5,365,570,742	445,383,044	393,696,406
Net assets at the end of period	$3,142,939,717	$4,084,967,248	$432,555,965	$445,383,044
Undistributed (Over-distribution of) net investment income at the end of period	$9,518,808	$6,157,820	$1,012,630	$57,523

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

	Insured		Intermediate Duration
	Six Months Ended 10/31/08	Year Ended 4/30/08	Six Months Ended 10/31/08	Year Ended 4/30/08
Operations
Net investment income	$18,147,533	$35,309,991	$49,604,972	$97,948,728
Net realized gain (loss) from:
Investments	(2,476,197)	(3,447,741)	118,761	8,165,129
Forward swaps	—	—	—	(4,764,000)
Futures	—	—	—	(3,274,013)
Call swaptions written	—	—	—	(218,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(67,240,841)	(24,591,500)	(149,885,385)	(45,535,604)
Forward swaps	—	—	(427,058)	(3,502,361)
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	(51,569,505)	7,270,750	(100,588,710)	48,819,879
Distributions to Shareholders
From net investment income:
Class A	(5,418,560)	(9,979,649)	(5,586,511)	(11,000,509)
Class B	(391,202)	(841,916)	(264,144)	(556,514)
Class C	(963,312)	(1,449,432)	(978,916)	(1,766,472)
Class I (1)	(10,942,167)	(22,797,039)	(42,292,578)	(84,918,124)
From accumulated net realized gains:
Class A	—	(164,560)	—	(662,711)
Class B	—	(16,256)	—	(42,087)
Class C	—	(26,983)	—	(124,014)
Class I (1)	—	(354,722)	—	(4,917,162)
Decrease in net assets from distributions to shareholders	(17,715,241)	(35,630,557)	(49,122,149)	(103,987,593)
Fund Share Transactions
Proceeds from sale of shares	51,357,309	113,680,033	154,894,462	365,746,579
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,701,551	25,339,245	37,947,745	85,026,377
	63,058,860	139,019,278	192,842,207	450,772,956
Cost of shares redeemed	(60,589,973)	(122,843,836)	(268,916,173)	(326,724,065)
Net increase (decrease) in net assets from Fund share transactions	2,468,887	16,175,442	(76,073,966)	124,048,891
Net increase (decrease) in net assets	(66,815,859)	(12,184,365)	(225,784,825)	68,881,177
Net assets at the beginning of period	810,423,068	822,607,433	2,495,508,679	2,426,627,502
Net assets at the end of period	$743,607,209	$810,423,068	$2,269,723,854	$2,495,508,679
Undistributed (Over-distribution of) net investment income at the end of period	$155,226	$(277,066)	$6,139,069	$5,656,246

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Limited Term
	Six Months Ended 10/31/08	Year Ended 4/30/08
Operations
Net investment income	$16,829,175	$25,753,748
Net realized gain (loss) from:
Investments	(494,166)	(715,932)
Forward swaps	—	—
Futures	2,416	—
Call swaptions written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(31,534,353)	2,905,428
Forward swaps	—	—
Futures	—	—
Net increase (decrease) in net assets from operations	(15,196,928)	27,943,244
Distributions to Shareholders
From net investment income:
Class A	(9,362,011)	(16,027,526)
Class B	N/A	N/A
Class C	(3,650,408)	(6,913,359)
Class I (1)	(3,650,689)	(3,030,398)
From accumulated net realized gains:
Class A	—	—
Class B	N/A	N/A
Class C	—	—
Class I (1)	—	—
Decrease in net assets from distributions to shareholders	(16,663,108)	(25,971,283)
Fund Share Transactions
Proceeds from sale of shares	339,875,594	370,284,321
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,983,429	14,441,218
	348,859,023	384,725,539
Cost of shares redeemed	(159,007,117)	(228,758,363)
Net increase (decrease) in net assets from Fund share transactions	189,851,906	155,967,176
Net increase (decrease) in net assets	157,991,870	157,939,137
Net assets at the beginning of period	823,912,220	665,973,083
Net assets at the end of period	$981,904,090	$823,912,220
Undistributed (Over-distribution of) net investment income at end of period	$872,947	$706,880

N/A –	Limited Term is not authorized to issue Class B Shares.
(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, except High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield seeks to provide high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 65% of the Fund’s net assets will be invested in medium- to low-quality municipal bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds, and may also invest in inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Intermediate Duration and Limited Term seek to provide high current income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal circumstances, each Fund will invest primarily in investment grade quality municipal bonds. Each Fund may also invest up to 20% of its net assets in below investment grade (“high-yield”, “high-risk” or “junk”) municipal bonds.

Insured seeks to provide high current income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

Effective May 1, 2008, the following policy changes are applicable to the Funds:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC.

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008.

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, High Yield, All American and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $4,907,663, $3,215,053 and $2,733,399, respectively. There were no such outstanding purchase commitments in Insured and Intermediate Duration.

Notes to Financial Statements (Unaudited) (continued)

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, Insured will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least “AA” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Fund may also invest up to 20% of its net assets in municipal securities rated below “AA” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

During the six months ended October 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

At October 31, 2008, each Fund’s maximum exposure to externally-deposited Recourse Trusts, if any, is as follows:

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Maximum exposure	$232,055,000	$14,910,000	$10,170,000	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2008, were as follows:

	High Yield	All-American	Insured
Average floating rate obligations	$143,847,826	$7,217,391	$43,970,272
Average annual interest rate and fees	2.72%	2.61%	2.64%

Notes to Financial Statements (Unaudited) (continued)

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. High Yield and Intermediate Duration invested in forward interest rate swap transactions during the six months ended October 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. High Yield, All-American and Limited Term invested in futures contracts during the six months ended October 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Options Transactions

Each Fund is authorized to purchase put and call options and to write (sell) call options on securities, swaps or currencies. The purchase of put and call options involves the risk of loss of all or a part of the cash paid for the options. Put and call options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing options is limited to the premiums paid.

When a Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Fund enters into a closing purchase or transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the security, swap or currency underlying the written option. None of the Funds entered into option transactions during the six months ended October 31, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of October 31, 2008:

High Yield	Level 1	Level 2	Level 3	Total
Investments	$—	$3,420,879,239	$—	$3,420,879,239
Derivatives*	25,679,089	(2,729,346)	—	22,949,743
Total	$25,679,089	$3,418,149,893	$—	$3,443,828,982
All-American	Level 1	Level 2	Level 3	Total
Investments	$—	$423,115,740	$—	$423,115,740
Derivatives*	543,570	—	—	543,570
Total	$543,570	$423,115,740	$—	$423,659,310
Insured	Level 1	Level 2	Level 3	Total
Investments	$—	$767,868,781	$—	$767,868,781
Intermediate Duration	Level 1	Level 2	Level 3	Total
Investments	$—	$2,231,584,041	$—	$2,231,584,041
Derivatives*	—	(4,132,541)	—	(4,132,541)
Total	$—	$2,227,451,500	$—	$2,227,451,500
Limited Term	Level 1	Level 2	Level 3	Total
Investments	$—	$947,217,498	$—	$947,217,498

* Represents net unrealized appreciation (depreciation).

Notes to Financial Statements (Unaudited) (continued)

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

High Yield Level 3 Investments
Balance as of April 30, 2008	$2,967,916
Gains (losses):
Net realized gains (losses)	(1,398,763)
Net change in unrealized appreciation (depreciation)	1,362,084
Net purchases at cost (sales at proceeds)	(2,931,237)
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance as of October 31, 2008	$—

3. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Six Months Ended 10/31/08		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	50,796,968	$955,674,258	48,592,719	$1,031,090,856
Class A – automatic conversion of Class B shares	30,863	576,775	95,183	2,002,552
Class B	51,478	963,074	595,586	12,663,480
Class C	4,681,291	86,268,586	15,887,723	336,859,867
Class I	11,933,355	222,381,364	36,004,584	761,347,243
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,859,105	32,981,833	3,429,962	72,069,619
Class B	85,374	1,512,397	157,713	3,306,606
Class C	695,314	12,330,104	1,267,537	26,587,742
Class I	739,637	13,201,283	1,523,215	32,177,054
	70,873,385	1,325,889,674	107,554,222	2,278,105,019
Shares redeemed:
Class A	(40,450,749)	(712,531,652)	(65,760,281)	(1,380,205,539)
Class B	(828,630)	(14,779,124)	(1,546,860)	(32,467,172)
Class B – automatic conversion to Class A shares	(30,892)	(576,775)	(95,289)	(2,002,552)
Class C	(9,353,231)	(165,430,130)	(21,915,904)	(457,869,279)
Class I	(16,646,090)	(292,343,884)	(41,730,041)	(884,112,586)
	(67,309,592)	(1,185,661,565)	(131,048,375)	(2,756,657,128)
Net increase (decrease)	3,563,793	$140,228,109	(23,494,153)	$(478,552,109)

	All-American
	Six Months Ended 10/31/08		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,682,733	$94,765,925	15,123,177	$161,659,791
Class A – automatic conversion of Class B shares	47,321	480,717	136,104	1,466,070
Class B	51,005	498,485	163,125	1,757,822
Class C	2,043,214	20,558,098	4,871,931	52,164,900
Class I	193,293	1,950,530	535,980	5,797,977
Shares issued to shareholders due to reinvestment of distributions:
Class A	301,088	3,023,476	560,512	5,975,289
Class B	15,984	161,515	37,128	397,307
Class C	68,860	691,029	115,576	1,232,000
Class I	21,327	215,102	37,919	405,445
	12,424,825	122,344,877	21,581,452	230,856,601
Shares redeemed:
Class A	(5,350,284)	(54,134,724)	(11,723,773)	(125,275,809)
Class B	(248,793)	(2,554,554)	(408,887)	(4,390,523)
Class B – automatic conversion to Class A shares	(47,208)	(480,717)	(135,790)	(1,466,070)
Class C	(1,553,304)	(15,597,337)	(2,668,856)	(28,589,098)
Class I	(175,833)	(1,782,461)	(292,406)	(3,141,518)
	(7,375,422)	(74,549,793)	(15,229,712)	(162,863,018)
Net increase (decrease)	5,049,403	$47,795,084	6,351,740	$67,993,583

	Insured
	Six Months Ended 10/31/08		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,587,653	$36,032,349	7,389,300	$78,372,332
Class A – automatic conversion of Class B shares	36,356	375,849	169,819	1,807,032
Class B	66,676	657,261	283,080	3,002,440
Class C	1,202,365	11,830,741	2,162,767	22,820,418
Class I	243,350	2,461,109	725,105	7,677,811
Shares issued to shareholders due to reinvestment of distributions:
Class A	318,896	3,218,366	611,524	6,466,310
Class B	19,449	196,625	43,077	456,879
Class C	50,567	507,085	86,445	908,313
Class I	772,394	7,779,475	1,657,248	17,507,743
	6,297,706	63,058,860	13,128,365	139,019,278
Shares redeemed:
Class A	(3,029,228)	(30,140,388)	(5,333,303)	(56,348,329)
Class B	(204,885)	(2,095,863)	(485,110)	(5,153,768)
Class B – automatic conversion to Class A shares	(36,286)	(375,849)	(169,577)	(1,807,032)
Class C	(570,451)	(5,685,560)	(786,249)	(8,313,269)
Class I	(2,194,047)	(22,292,313)	(4,837,947)	(51,221,438)
	(6,034,897)	(60,589,973)	(11,612,186)	(122,843,836)
Net increase (decrease)	262,809	$2,468,887	1,516,179	$16,175,442

Notes to Financial Statements (Unaudited) (continued)

	Intermediate Duration
	Six Months Ended 10/31/08		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,971,917	$42,810,451	9,415,392	$83,384,329
Class A – automatic conversion of Class B shares	35,038	302,950	137,673	1,218,379
Class B	136,870	1,171,974	255,042	2,268,197
Class C	1,692,897	14,591,110	2,067,903	18,397,147
Class I	11,032,899	96,017,977	29,186,045	260,478,527
Shares issued to shareholders due to reinvestment of distributions:
Class A	450,464	3,872,871	956,945	8,474,079
Class B	13,038	112,448	28,196	250,524
Class C	44,638	384,459	85,325	757,518
Class I	3,898,107	33,577,967	8,516,862	75,544,256
	22,275,868	192,842,207	50,649,383	450,772,956
Shares redeemed:
Class A	(5,276,390)	(45,453,638)	(11,046,483)	(97,936,494)
Class B	(183,532)	(1,582,683)	(430,746)	(3,841,289)
Class B – automatic conversion to Class A shares	(34,923)	(302,950)	(137,253)	(1,218,379)
Class C	(829,424)	(7,147,486)	(1,810,239)	(16,115,803)
Class I	(24,716,315)	(214,429,416)	(23,370,870)	(207,612,100)
	(31,040,584)	(268,916,173)	(36,795,591)	(326,724,065)
Net increase (decrease)	(8,764,716)	$(76,073,966)	13,853,792	$124,048,891

	Limited Term
	Six Months Ended 10/31/08		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,649,364	$154,162,800	20,754,336	$220,399,605
Class C	3,886,445	40,797,770	5,411,081	57,384,499
Class I	13,773,211	144,915,024	8,753,405	92,500,217
Shares issued to shareholders due to reinvestment of distributions:
Class A	561,412	5,898,771	990,358	10,502,749
Class C	147,882	1,549,074	290,843	3,075,320
Class I	147,378	1,535,584	81,799	863,149
	33,165,692	348,859,023	36,281,822	384,725,539
Shares redeemed:
Class A	(9,515,845)	(99,945,225)	(14,646,839)	(155,700,086)
Class C	(2,394,446)	(25,092,798)	(5,175,293)	(54,864,113)
Class I	(3,251,438)	(33,969,094)	(1,718,542)	(18,194,164)
	(15,161,729)	(159,007,117)	(21,540,674)	(228,758,363)
Net increase (decrease)	18,003,963	$189,851,906	14,741,148	$155,967,176
4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2008, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Purchases	$1,140,540,883	$103,305,908	$26,678,344	$107,296,289	$204,668,945
Sales and maturities	780,716,724	70,453,269	31,758,469	161,302,805	53,986,500

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2008, the cost of investments was as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Cost of investments	$4,646,286,013	$468,047,163	$775,539,029	$2,351,853,443	$969,110,737

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Gross unrealized:
Appreciation	$10,740,470	$4,125,910	$16,513,306	$25,370,503	$5,321,522
Depreciation	(1,378,633,707)	(60,611,584)	(62,949,861)	(145,639,905)	(27,214,761)
Net unrealized appreciation (depreciation) of investments	$(1,367,893,237)	$(56,485,674)	$(46,436,555)	$(120,269,402)	$(21,893,239)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2008, the Funds’ last tax year end, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$17,958,143	$1,369,761	$2,257,117	$8,287,885	$2,661,658
Undistributed net ordinary income**	1,273,885	27	—	510,308	147,537
Undistributed net long-term capital gains	—	—	—	—	—

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 9, 2008, paid on May 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2008, was designated for purposes of the dividends paid deduction as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$239,008,433	$17,162,974	$35,039,864	$97,843,377	$25,276,491
Distributions from net ordinary income**	413,584	—	—	1,511,832	218,408
Distributions from net long-term capital gains	—	—	558,624	4,262,170	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2008, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	High Yield	All- American	Insured	Limited Term
Expiration:
April 30, 2009	$—	$6,509,058	$—	$1,811,729
April 30, 2010	—	—	—	337,552
April 30, 2011	—	—	—	998,547
April 30, 2012	—	3,378,131	—	—
April 30, 2013	—	605,409	—	169,527
April 30, 2014	—	—	—	1,064,312
April 30, 2015	273,441	—	—	7,283,015
April 30, 2016	25,595,622	—	695,665	546,020
Total	$25,869,063	$10,492,598	$695,665	$12,210,702

Notes to Financial Statements (Unaudited) (continued)

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through April 30, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	High Yield	Insured	Intermediate Duration	Limited Term
Post-October capital losses	$134,610,299	$2,750,779	$889,811	$614,340

6. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components–a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of April 30, 2008, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and .75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended October 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Sales charges collected	$1,392,544	$200,555	$224,877	$124,999	$248,112
Paid to financial intermediaries	1,261,358	177,689	197,523	107,781	213,375

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Commission advances	$6,525,464	$571,512	$466,844	$298,524	$606,942

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2008, the Distributor retained such 12b-1 fees as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
12b-1 fees retained	$5,548,193	$377,054	$374,107	$296,812	$191,259

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2008, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
CDSC retained	$1,933,335	$121,613	$141,817	$96,886	$92,565

7. Borrowing Arrangements

On April 3, 2008, High Yield obtained a dedicated credit facility for temporary liquidity purposes, including shareholder redemptions, comprised of a $150 million unsecured committed line of credit (“Committed Line”) and a $50 million unsecured uncommitted line of credit (“Uncommitted Line”). Interest charged to the Fund on both its Committed Line and Uncommitted Line is based on the Fund’s outstanding borrowings at a rate per annum equal to the Federal Funds Rate plus .45% and are recognized as “Interest expense” on the Statement of Operations. In addition to the interest expense, the Fund accrues a commitment fee of .07% per annum on the unused portion of the Committed Line which is included in “Other expenses” on the Statement of Operations.

On September 18, 2008, while management was negotiating a new secured revolving line of credit for liquidity purposes, the Fund utilized temporary borrowings from its custodian bank for liquidity purposes and borrowed various amounts through the remainder of the reporting period, including approximately $117.6 million outstanding at period, secured by assets of the Fund. On October 24, 2008, the Fund replaced a portion of this temporary borrowing with $150 million of its unsecured Committed Line. The interest rate

Notes to Financial Statements (Unaudited) (continued)

on High Yield’s temporary borrowings from its custodian bank was the same as that paid on the unsecured Committed Line. Subsequent to period end, the Fund retired all borrowings outstanding at October 31, 2008. Also subsequent to period end, the Fund replaced its existing Uncommitted Line and entered into a new $250 million committed secured revolving line of credit. The new line of credit is comprised of two lines, with $100 million available maturing on February 27, 2009, and the remaining balance of $150 million maturing on April 2, 2009.

For the period September 18, 2008, through October 31, 2008, the combined average daily loan balance outstanding on the borrowings from custodian, Committed Line and Uncommitted Line, and the weighted average annualized interest rate for the Fund were $160,371,214 and 1.88%, respectively.

8. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

9. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 26, 2008, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Dividend per share:
Class A	$.0960	$.0405	$.0375	$.0280	$.0315
Class B	.0865	.0345	.0315	.0225	N/A
Class C	.0890	.0360	.0325	.0240	.0285
Class I	.0985	.0420	.0390	.0290	.0330

N/A –	Limited Term is not authorized to issue Class B Shares.

Borrowings

On December 22, 2008, the High Yield entered into a new committed secured line of credit totaling $250 million that replaces the Fund’s prior unsecured credit facility. The new line of credit is comprised of two lines, with $150 million maturing on April 2, 2009, and bearing an interest rate per annum equal to the Federal Funds Rate plus .55% and the remaining $100 million maturing on February 27, 2009, and bearing an interest rate per annum equal to the Federal Funds Rate plus 1.50%. As of December 23, 2008, the Fund had not drawn on the new facility.

Financial Highlights (Unaudited)

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (6/99)
2009(g)	$19.26	$.58	$(4.71)	$(4.13)	$(.56)	$—		$(.56)	$14.57	(21.94)%
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)
2007	22.06	1.06	.73	1.79	(1.08)	—	**	(1.08)	22.77	8.24
2006	21.84	1.10	.24	1.34	(1.12)	—		(1.12)	22.06	6.25
2005	20.55	1.18	1.34	2.52	(1.22)	(.01)		(1.23)	21.84	12.60
2004	19.67	1.24	.88	2.12	(1.24)	—		(1.24)	20.55	11.01
Class B (6/99)
2009(g)	19.24	.51	(4.70)	(4.19)	(.49)	—		(.49)	14.56	(22.26)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)
2007	22.04	.89	.72	1.61	(.90)	—	**	(.90)	22.75	7.43
2006	21.82	.93	.25	1.18	(.96)	—		(.96)	22.04	5.48
2005	20.53	1.03	1.34	2.37	(1.07)	(.01)		(1.08)	21.82	11.78
2004	19.65	1.09	.88	1.97	(1.09)	—		(1.09)	20.53	10.21
Class C (6/99)
2009(g)	19.25	.52	(4.70)	(4.18)	(.51)	—		(.51)	14.56	(22.21)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)
2007	22.05	.94	.72	1.66	(.95)	—	**	(.95)	22.76	7.65
2006	21.83	.98	.24	1.22	(1.00)	—		(1.00)	22.05	5.68
2005	20.54	1.06	1.35	2.41	(1.11)	(.01)		(1.12)	21.83	12.00
2004	19.66	1.13	.88	2.01	(1.13)	—		(1.13)	20.54	10.43
Class I (6/99)(h)
2009(g)	19.26	.59	(4.70)	(4.11)	(.58)	—		(.58)	14.57	(21.84)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)
2007	22.07	1.11	.72	1.83	(1.12)	—	**	(1.12)	22.78	8.48
2006	21.85	1.14	.24	1.38	(1.16)	—		(1.16)	22.07	6.45
2005	20.55	1.21	1.37	2.58	(1.27)	(.01)		(1.28)	21.85	12.87
2004	19.67	1.28	.88	2.16	(1.28)	—		(1.28)	20.55	11.24

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement/Refund						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement/Refund(d)

Ending Net Assets (000)	Expenses Including Interest(e)(f)		Expenses Excluding Interest(f)		Net Invest- ment Income(f)		Expenses Including Interest(e)(f)		Expenses Excluding Interest(f)		Net Invest- ment Income(f)		Expenses Including Interest(e)(f)		Expenses Excluding Interest(f)		Net Invest- ment Income(f)		Portfolio Turnover Rate

$1,660,891.93		%*	.84	%*	6.20	%*	.93	%*	.84	%*	6.20	%*	.92	%*	.83	%*	6.22	%*	19%
1,959,271	1.08		.89		5.27		1.08		.89		5.27		1.08		.89		5.27		27
2,627,743.88			.83		4.70		.88		.83		4.70		.87		.82		4.70		5
1,800,261.88			.88		4.97		.88		.88		4.97		.88		.88		4.97		4
786,921.91			.91		5.52		.91		.91		5.52		.91		.91		5.53		5
257,187.95			.95		6.07		.95		.95		6.07		.95		.95		6.07		18

94,954	1.68	*	1.59	*	5.43	*	1.68	*	1.59	*	5.43	*	1.67	*	1.58	*	5.44	*	19
139,377	1.83		1.64		4.53		1.83		1.64		4.53		1.83		1.64		4.53		27
184,996	1.63		1.58		3.97		1.63		1.58		3.97		1.62		1.57		3.97		5
171,326	1.62		1.62		4.23		1.62		1.62		4.23		1.62		1.62		4.24		4
146,041	1.66		1.66		4.84		1.66		1.66		4.84		1.65		1.65		4.85		5
101,693	1.70		1.70		5.33		1.70		1.70		5.33		1.69		1.69		5.33		18

753,204	1.48	*	1.39	*	5.63	*	1.48	*	1.39	*	5.63	*	1.47	*	1.38	*	5.65	*	19
1,071,895	1.63		1.44		4.73		1.63		1.44		4.73		1.63		1.44		4.73		27
1,375,664	1.43		1.38		4.15		1.43		1.38		4.15		1.42		1.37		4.15		5
908,434	1.43		1.43		4.42		1.43		1.43		4.42		1.43		1.43		4.43		4
463,435	1.46		1.46		4.98		1.46		1.46		4.98		1.46		1.46		4.98		5
156,610	1.51		1.51		5.52		1.51		1.51		5.52		1.50		1.50		5.52		18

633,891.73		*	.64	*	6.38	*	.73	*	.64	*	6.38	*	.72	*	.63	*	6.39	*	19
914,424.89			.70		5.49		.89		.70		5.49		.89		.70		5.49		27
1,177,168.67			.62		4.87		.67		.62		4.87		.67		.62		4.87		5
291,435.68			.68		5.16		.68		.68		5.16		.68		.68		5.16		4
78,569.71			.71		5.70		.71		.71		5.70		.71		.71		5.71		5
19,073.75			.75		6.27		.75		.75		6.27		.75		.75		6.28		18

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit, expense reimbursement and legal fee refund, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Each Ratio of Expenses to Average Net Assets and each Ratio of Net Investment Income to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2009(g)	.00	%*
2008	.06
2007	—
2006	—
2005	—
2004	—

(g)	For the six months ended October 31, 2008.
(h)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/88)
2009(f)	$10.50	$.26	$(1.41)	$(1.15)	$(.24)	$—	$(.24)	$9.11	(11.17)%
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
2006	11.03	.48	(.23)	.25	(.48)	—	(.48)	10.80	2.33
2005	10.75	.51	.29	.80	(.52)	—	(.52)	11.03	7.58
2004	10.94	.54	(.18)	.36	(.55)	—	(.55)	10.75	3.31
Class B (2/97)
2009(f)	10.53	.22	(1.41)	(1.19)	(.20)	—	(.20)	9.14	(11.48)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
2006	11.05	.40	(.23)	.17	(.40)	—	(.40)	10.82	1.55
2005	10.77	.43	.29	.72	(.44)	—	(.44)	11.05	6.75
2004	10.95	.46	(.18)	.28	(.46)	—	(.46)	10.77	2.62
Class C (6/93)
2009(f)	10.50	.23	(1.40)	(1.17)	(.21)	—	(.21)	9.12	(11.34)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
2006	11.03	.42	(.23)	.19	(.42)	—	(.42)	10.80	1.75
2005	10.75	.45	.29	.74	(.46)	—	(.46)	11.03	6.97
2004	10.93	.48	(.17)	.31	(.49)	—	(.49)	10.75	2.83
Class I (2/97)(g)
2009(f)	10.54	.27	(1.41)	(1.14)	(.25)	—	(.25)	9.15	(11.05)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72
2006	11.07	.50	(.24)	.26	(.50)	—	(.50)	10.83	2.40
2005	10.78	.53	.30	.83	(.54)	—	(.54)	11.07	7.83
2004	10.96	.56	(.17)	.39	(.57)	—	(.57)	10.78	3.57

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$316,786.82		%*	.78	%*	5.05	%*	.82	%*	.78	%*	5.05	%*	.80	%*	.76	%*	5.06	%*	16%
315,885.91			.80		4.43		.91		.80		4.43		.89		.78		4.44		29
283,722.91			.79		4.21		.91		.79		4.21		.90		.78		4.22		6
247,254.79			.79		4.37		.79		.79		4.37		.78		.78		4.38		8
234,606.80			.80		4.68		.80		.80		4.68		.80		.80		4.68		11
224,903.82			.82		4.92		.82		.82		4.92		.81		.81		4.92		25

13,204	1.57	*	1.53	*	4.30	*	1.57	*	1.53	*	4.30	*	1.55	*	1.51	*	4.32	*	16
17,624	1.66		1.55		3.66		1.66		1.55		3.66		1.65		1.54		3.67		29
22,087	1.67		1.55		3.46		1.67		1.55		3.46		1.65		1.53		3.47		6
33,500	1.54		1.54		3.61		1.54		1.54		3.61		1.53		1.53		3.62		8
40,377	1.55		1.55		3.93		1.55		1.55		3.93		1.55		1.55		3.94		11
43,771	1.57		1.57		4.17		1.57		1.57		4.17		1.56		1.56		4.18		25

92,194	1.37	*	1.33	*	4.50	*	1.37	*	1.33	*	4.50	*	1.35	*	1.31	*	4.51	*	16
100,333	1.46		1.35		3.89		1.46		1.35		3.89		1.44		1.33		3.90		29
78,977	1.46		1.34		3.66		1.46		1.34		3.66		1.45		1.33		3.67		6
76,049	1.34		1.34		3.82		1.34		1.34		3.82		1.33		1.33		3.83		8
74,254	1.35		1.35		4.13		1.35		1.35		4.13		1.35		1.35		4.13		11
71,038	1.37		1.37		4.37		1.37		1.37		4.37		1.36		1.36		4.37		25

10,373.62		*	.58	*	5.25	*	.62	*	.58	*	5.25	*	.60	*	.56	*	5.27	*	16
11,541.71			.60		4.64		.71		.60		4.64		.70		.59		4.65		29
8,910.71			.59		4.42		.71		.59		4.42		.70		.58		4.43		6
7,173.59			.59		4.57		.59		.59		4.57		.58		.58		4.58		8
6,767.60			.60		4.87		.60		.60		4.87		.60		.60		4.87		11
5,534.62			.62		5.12		.62		.62		5.12		.61		.61		5.12		25

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the six months ended October 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INSURED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009(f)	$10.45	$.23	$(.90)	$(.67)	$(.23)	$—	$(.23)	$9.55	(6.56)%
2008	10.82	.45	(.36)	.09	(.45)	(.01)	(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	— **	(.45)	10.82	5.52
2006	11.04	.45	(.24)	.21	(.46)	(.10)	(.56)	10.69	1.84
2005	10.86	.47	.19	.66	(.48)	—	(.48)	11.04	6.19
2004	11.19	.49	(.32)	.17	(.50)	—	(.50)	10.86	1.50
Class B (2/97)
2009(f)	10.47	.19	(.90)	(.71)	(.19)	—	(.19)	9.57	(6.90)
2008	10.83	.37	(.35)	.02	(.37)	(.01)	(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	— **	(.37)	10.83	4.70
2006	11.05	.37	(.25)	.12	(.37)	(.10)	(.47)	10.70	1.06
2005	10.86	.39	.20	.59	(.40)	—	(.40)	11.05	5.48
2004	11.20	.41	(.34)	.07	(.41)	—	(.41)	10.86	.65
Class C (9/94)
2009(f)	10.39	.20	(.89)	(.69)	(.20)	—	(.20)	9.50	(6.77)
2008	10.75	.39	(.36)	.03	(.38)	(.01)	(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	— **	(.39)	10.75	4.91
2006	10.96	.39	(.24)	.15	(.39)	(.10)	(.49)	10.62	1.33
2005	10.78	.41	.18	.59	(.41)	—	(.41)	10.96	5.60
2004	11.11	.43	(.33)	.10	(.43)	—	(.43)	10.78	.91
Class I (12/86)(g)
2009(f)	10.43	.24	(.90)	(.66)	(.23)	—	(.23)	9.54	(6.39)
2008	10.79	.47	(.35)	.12	(.47)	(.01)	(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	— **	(.47)	10.79	5.61
2006	11.01	.47	(.24)	.23	(.47)	(.10)	(.57)	10.67	2.11
2005	10.83	.50	.18	.68	(.50)	—	(.50)	11.01	6.38
2004	11.16	.51	(.32)	.19	(.52)	—	(.52)	10.83	1.67

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$230,457.93		%*	.78	%*	4.46	%*	.93	%*	.78	%*	4.46	%*	.92	%*	.77	%*	4.47	%*	3%
242,493.99			.77		4.25		.99		.77		4.25		.98		.76		4.26		9
220,377.96			.77		4.17		.96		.77		4.17		.96		.77		4.17		10
205,982.78			.78		4.13		.78		.78		4.13		.78		.78		4.13		27
200,707.79			.79		4.32		.79		.79		4.32		.79		.79		4.33		26
200,862.81			.81		4.43		.81		.81		4.43		.81		.81		4.43		16

19,665	1.68	*	1.53	*	3.71	*	1.68	*	1.53	*	3.71	*	1.67	*	1.52	*	3.72	*	3
23,125	1.74		1.52		3.49		1.74		1.52		3.49		1.73		1.51		3.50		9
27,490	1.71		1.52		3.42		1.71		1.52		3.42		1.71		1.52		3.42		10
34,186	1.53		1.53		3.38		1.53		1.53		3.38		1.53		1.53		3.38		27
40,777	1.54		1.54		3.58		1.54		1.54		3.58		1.54		1.54		3.58		26
44,231	1.57		1.57		3.68		1.57		1.57		3.68		1.56		1.56		3.69		16

50,726	1.48	*	1.33	*	3.91	*	1.48	*	1.33	*	3.91	*	1.48	*	1.33	*	3.92	*	3
48,375	1.54		1.32		3.70		1.54		1.32		3.70		1.53		1.31		3.71		9
34,338	1.51		1.32		3.62		1.51		1.32		3.62		1.51		1.32		3.62		10
33,459	1.33		1.33		3.58		1.33		1.33		3.58		1.33		1.33		3.58		27
33,857	1.34		1.34		3.78		1.34		1.34		3.78		1.34		1.34		3.78		26
35,547	1.36		1.36		3.88		1.36		1.36		3.88		1.36		1.36		3.88		16

442,759.73		*	.58	*	4.66	*	.73	*	.58	*	4.66	*	.72	*	.57	*	4.67	*	3
496,431.79			.57		4.44		.79		.57		4.44		.78		.56		4.45		9
540,402.76			.57		4.37		.76		.57		4.37		.76		.57		4.37		10
569,874.58			.58		4.33		.58		.58		4.33		.58		.58		4.33		27
614,657.59			.59		4.53		.59		.59		4.53		.59		.59		4.53		26
634,616.61			.61		4.63		.61		.61		4.63		.61		.61		4.63		16

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the six months ended October 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/95)
2009(f)	$8.78	$.17	$(.54)	$(.37)	$(.17)	$—	$(.17)	$8.24	(4.30)%
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98
2006	9.10	.34	(.18)	.16	(.33)	(.04)	(.37)	8.89	1.70
2005	9.01	.35	.22	.57	(.35)	(.13)	(.48)	9.10	6.39
2004	9.32	.39	(.22)	.17	(.41)	(.07)	(.48)	9.01	1.86
Class B (2/97)
2009(f)	8.81	.14	(.54)	(.40)	(.14)	—	(.14)	8.27	(4.65)
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27
2006	9.11	.27	(.17)	.10	(.26)	(.04)	(.30)	8.91	1.01
2005	9.02	.28	.22	.50	(.28)	(.13)	(.41)	9.11	5.55
2004	9.33	.32	(.22)	.10	(.34)	(.07)	(.41)	9.02	1.07
Class C (6/95)
2009(f)	8.80	.15	(.55)	(.40)	(.14)	—	(.14)	8.26	(4.56)
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58
2006	9.11	.29	(.19)	.10	(.27)	(.04)	(.31)	8.90	1.10
2005	9.02	.30	.22	.52	(.30)	(.13)	(.43)	9.11	5.75
2004	9.33	.34	(.22)	.12	(.36)	(.07)	(.43)	9.02	1.27
Class I (11/76)(g)
2009(f)	8.79	.18	(.54)	(.36)	(.18)	—	(.18)	8.25	(4.20)
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30
2006	9.11	.36	(.18)	.18	(.35)	(.04)	(.39)	8.90	1.90
2005	9.02	.37	.22	.59	(.37)	(.13)	(.50)	9.11	6.59
2004	9.33	.41	(.22)	.19	(.43)	(.07)	(.50)	9.02	2.06

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$276,228.75		%*	.75	%*	3.87	%*	.75	%*	.75	%*	3.87	%*	.75	%*	.75	%*	3.87	%*	4%
292,750.75			.75		3.77		.75		.75		3.77		.74		.74		3.77		23
304,084.75			.75		3.76		.75		.75		3.76		.75		.75		3.77		38
289,148.75			.75		3.76		.75		.75		3.76		.75		.75		3.76		43
250,322.76			.76		3.85		.76		.76		3.85		.76		.76		3.85		32
234,434.78			.78		4.23		.78		.78		4.23		.78		.78		4.24		63

16,089	1.50	*	1.50	*	3.12	*	1.50	*	1.50	*	3.12	*	1.50	*	1.50	*	3.12	*	4
17,745	1.50		1.50		3.01		1.50		1.50		3.01		1.49		1.49		3.02		23
20,700	1.50		1.50		3.01		1.50		1.50		3.01		1.50		1.50		3.02		38
28,104	1.50		1.50		2.99		1.50		1.50		2.99		1.50		1.50		2.99		43
36,106	1.51		1.51		3.10		1.51		1.51		3.10		1.51		1.51		3.10		32
37,167	1.53		1.53		3.48		1.53		1.53		3.48		1.53		1.53		3.48		63

60,756	1.30	*	1.30	*	3.32	*	1.30	*	1.30	*	3.32	*	1.30	*	1.30	*	3.32	*	4
56,741	1.30		1.30		3.22		1.30		1.30		3.22		1.29		1.29		3.23		23
54,909	1.30		1.30		3.21		1.30		1.30		3.21		1.30		1.30		3.21		38
57,734	1.30		1.30		3.20		1.30		1.30		3.20		1.30		1.30		3.20		43
63,972	1.31		1.31		3.30		1.31		1.31		3.30		1.31		1.31		3.30		32
62,461	1.33		1.33		3.66		1.33		1.33		3.66		1.33		1.33		3.67		63

1,916,650.55		*	.55	*	4.07	*	.55	*	.55	*	4.07	*	.55	*	.55	*	4.07	*	4
2,128,272.55			.55		3.96		.55		.55		3.96		.54		.54		3.97		23
2,046,934.55			.55		3.96		.55		.55		3.96		.55		.55		3.96		38
2,128,270.55			.55		3.95		.55		.55		3.95		.55		.55		3.95		43
2,298,373.56			.56		4.05		.56		.56		4.05		.56		.56		4.05		32
2,373,846.58			.58		4.44		.58		.58		4.44		.58		.58		4.44		63

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the six months ended October 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (10/87)
2009(f)	$10.63	$.19	$(.34)	$(.15)	$(.19)	$—		$(.19)	$10.29	(1.44)%
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95
2007	10.55	.38	.04	.42	(.37)	—	**	(.37)	10.60	4.07
2006	10.76	.36	(.22)	.14	(.35)	—		(.35)	10.55	1.29
2005	10.78	.35	(.02)	.33	(.35)	—		(.35)	10.76	3.08
2004	10.86	.37	(.10)	.27	(.35)	—		(.35)	10.78	2.53
Class C (12/95)
2009(f)	10.60	.17	(.34)	(.17)	(.17)	—		(.17)	10.26	(1.62)
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61
2007	10.52	.34	.05	.39	(.34)	—	**	(.34)	10.57	3.72
2006	10.74	.32	(.23)	.09	(.31)	—		(.31)	10.52	.86
2005	10.76	.32	(.03)	.29	(.31)	—		(.31)	10.74	2.75
2004	10.84	.33	(.09)	.24	(.32)	—		(.32)	10.76	2.20
Class I (2/97)(g)
2009(f)	10.57	.20	(.34)	(.14)	(.20)	—		(.20)	10.23	(1.35)
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21
2007	10.50	.40	.04	.44	(.40)	—	**	(.40)	10.54	4.22
2006	10.72	.38	(.23)	.15	(.37)	—		(.37)	10.50	1.43
2005	10.74	.37	(.02)	.35	(.37)	—		(.37)	10.72	3.33
2004	10.82	.39	(.09)	.30	(.38)	—		(.38)	10.74	2.77

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$530,409.70		%*	.70	%*	3.63	%*	.70	%*	.70	%*	3.63	%*	.68	%*	.68	%*	3.64	%*	6%
487,491.72			.72		3.57		.72		.72		3.57		.70		.70		3.59		12
410,955.73			.73		3.55		.73		.73		3.55		.72		.72		3.56		16
460,864.72			.72		3.36		.72		.72		3.36		.72		.72		3.36		59
489,920.72			.72		3.29		.72		.72		3.29		.72		.72		3.29		37
523,396.73			.73		3.36		.73		.73		3.36		.73		.73		3.36		29

228,984	1.05	*	1.05	*	3.27	*	1.05	*	1.05	*	3.27	*	1.03	*	1.03	*	3.29	*	6
219,228	1.07		1.07		3.22		1.07		1.07		3.22		1.05		1.05		3.24		12
213,117	1.08		1.08		3.20		1.08		1.08		3.20		1.07		1.07		3.21		16
271,925	1.07		1.07		3.00		1.07		1.07		3.00		1.07		1.07		3.01		59
313,073	1.07		1.07		2.93		1.07		1.07		2.93		1.07		1.07		2.94		37
355,503	1.08		1.08		3.01		1.08		1.08		3.01		1.08		1.08		3.01		29

222,511.50		*	.50	*	3.84	*	.50	*	.50	*	3.84	*	.48	*	.48	*	3.85	*	6
117,193.52			.52		3.77		.52		.52		3.77		.50		.50		3.79		12
41,901.52			.52		3.78		.52		.52		3.78		.51		.51		3.79		16
16,703.52			.52		3.55		.52		.52		3.55		.52		.52		3.55		59
17,786.52			.52		3.48		.52		.52		3.48		.52		.52		3.49		37
11,931.53			.53		3.56		.53		.53		3.56		.53		.53		3.56		29

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the six months ended October 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees and expenses), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest

Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Intermediate Duration Municipal Bond Fund (although this Fund was reclassified in a more appropriate peer group in 2007).

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered the differences in the use of insurance, if any. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability

Annual Investment Management Agreement Approval Process (continued)

information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-NAT-1008D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

See Portfolio of Investments in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date January 9, 2009

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date January 9, 2009